[CRESTAR LOGO]

                               NOVEMBER 30, 1997

                                      CREST
                                      -----
                                      FUNDS

                                Cash Reserve Fund
                            U.S. Treasury Money Fund
                               Tax Free Money Fund
                             Limited Term Bond Fund
                             Intermediate Bond Fund
                              Government Bond Fund
                    Virginia Intermediate Municipal Bond Fund
                          Virginia Municipal Bond Fund
                          Maryland Municipal Bond Fund
                                   Value Fund
                            Capital Appreciation Fund
                               Special Equity Fund
                      Life Vision Maximum Growth Portfolio
                     Life Vision Growth and Income Portfolio
                         Life Vision Balanced Portfolio

                                  Annual Report

                                                                CRESTFUNDS, INC.
DEAR CRESTFUNDS SHAREHOLDER:

Investors in U.S. markets were well rewarded in 1997. For the third consecutive year equities were the asset of choice in the fiscal year ended November 30, 1997, producing 20+% total returns. However, fixed-income assets also provided strong returns--nearly twice the long-term average. Money fund returns were in line with historical averages, but even this return was more than twice the rate of inflation.
   A year ago we stated in our annual report our belief that the current expansion would continue into the new fiscal year and that the financial markets would likely generate adequate returns. We also stated that the economy and the financial markets could be more vulnerable to potential external shocks. The current financial crisis in Asia is credited with substantial losses in Far East markets as well as major shifts in U.S. markets. The challenge in the new fiscal year will be the ability of the economy, financial markets and world leaders to both contain the current crisis and steer a course for continued long-term growth.

A REVIEW OF 1997
Economic growth was exceptional in the past year. Overall growth was above average despite being in the seventh year of an economic expansion, and the rate of inflation actually declined. Consumers benefited from strong job growth, a drop in the unemployment rate to a 24-year low, and more favorable interest rates. Consumer confidence closed the year at record high levels, and home sales and housing starts remained firm.
   The business sector recorded sharp improvement in productivity while keeping inventories at historically low levels. Real output increased over 5% during the fiscal year, and the nation began to restore its reputation as a world competitor. A stable dollar allowed US firms to begin penetrating overseas markets.
   The strong growth in incomes and output drovethe Federal deficit down sharply through increased revenues and reduced expenditures on entitlement programs. This development reduced the amount of federal borrowing in the markets and helped to lower overall interest rates. This, in turn, gave the Federal Reserve increased flexibility in conducting monetary policy.
   Early in the year, the continued strength in the economy raised concerns of a rise in both future inflation and the overnight Federal Funds rate. While the latter was true, the former was not. Interest rates did rise significantly as the 30-year Treasury bond yield jumped from 6.36% at the beginning of the fiscal year (November 30, 1996) to 7.17% by tax time in April. Also the Federal Reserve, fearing a future rise in inflation, raised the Federal Funds rate in late March to 5 1/2% from 5 1/4%. The upward bias to interest rates early in the year hurt the bond markets, and also kept the equity markets in check.
   Inflation, however, failed to accelerate. The growing perception that a surge in inflation was unlikely allowed the bond markets to begin a rally that lasted for the remainder of the year. Long-term interest rates reversed course, and stocks moved sharply higher. A notable aspect of the stock market rally in the second and third quarters was the reemergence of small cap and mid cap stocks. By the end of the third quarter, the major small cap and mid cap indexes pulled even with or surpassed the S&P 500.
   Turbulence returned to the markets around Halloween, as a growing financial crisis in Asia "spooked" global investors. Currencies and equity markets in the Far East fell sharply amid concerns that speculative excesses in real estate and unproductive government building projects might cause massive failures. Investors became worried that the protectionist measures employed by many Asian economies to promote their rapid growth could ultimately prove to be harmful.
   Investors fled from the region making the crisis more severe. The International Monetary Fund ("IMF") and world political and financial leaders quickly stepped in to stem the growing panic. The IMF developed loan packages to pump much needed liquidity into these financial systems, but only if the countries agreed to some bitter fiscal and monetary policy medicine. Adoption of these packages has been slow, and financial markets declined as the uncertainty continued.
   The impact of this crisis on world markets was substantial and at present remains the most significant factor affecting daily swings in both stock and bond markets. In general, bond markets benefited from the flight to quality out of Asia into the perceived comfort of the U.S. Treasury market. This caused bond markets to rally strongly toward the close of the year. Equity investors reacted to the crisis by attempting to isolate portfolios from the effects of the region. Companies with strong connections to the Far East through currency, trade or competition were sold in favor of domestic oriented companies.

THE OUTLOOK FOR 1998
There are two key elements affecting the outlook for the new year. The first is the ongoing problem in Asia and its successful resolution on a country-by-country basis. The second, and perhaps more important factor, is that the U.S. economy is still strong with few imbalances. We look for growth to slow to its long-term average of 2 - 2 1/2%, with little if any acceleration in inflation.
   In this climate the Federal Reserve may sit on the sidelines and keep a steady domestic monetary policy while the Far East issues are resolved. This would provide passive support to both the stock and bond markets. Bond markets could produce returns near their historical average of 5 - 5 1/2%. The equity markets are a more complicated scenario and will be dependent on how and how quickly the "Asian Flu" is cured.
   We believe that corporate earnings are likely to come under downward pressure this year due to slowing economic growth, the rise in the dollar, and increased foreign competition in terms of lower prices. However, the stock markets historically perform well in an environment of steady economic growth and low inflation. Our outlook for the economy calls for continued growth and low inflation. We also anticipate a steady inflow of money into stocks as the year progresses, further supporting the market. If the economy continues to expand and investors do not reverse course on their investing patterns, the equity markets could move higher yet again in 1998, but reaching the long-term average return of 13.8% could prove challenging.
   On behalf of all of us who manage CrestFunds, let me thank you for the opportunity to serve you. Please let us know if there is more we can do to help you fulfill your investment objectives.


Sincerely,


/S/ SIGNATURE
Ben L. Jones, CFA
President
Crestar Asset Management Company
a wholly-owned subsidiary of Crestar Bank
and part of the Crestar Investment Group

November, 1997

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Limited Term Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 1 and 5 years.

YEAR IN REVIEW
Disciplined sector selection and allocation as well as a firming bond market helped the Limited Term Bond Fund achieve a healthy 5.84% return (Trust Class) for its shareholders over the twelve months ended November, 1997. The annualized return over the past three years was 7.25%. Interest rates remained in a narrow trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The dominant concern in the fixed-income markets for much of the year was that strong economic growth would inevitably push inflation higher and precipitate a restrictive policy from the Federal Reserve. This restrictive policy move would likely be a preemptive strike against inflation through several hikes in the overnight Fed Funds rate. The yield on the 30-year Treasury bond rose from 6.36% on November 30, 1996, up to a high of 7.17% by April, 1997, following the quarter-percent tightening by the Fed.

However, by the second quarter, the inflation reports were still very low, reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for bonds. With the Federal Reserve taking a "wait-and-see" attitude on the economy and inflation, long-term yields began to fall, and the yield curve flattened significantly. In this environment, corporate, mortgage-backed and asset-backed securities performed very well. Average portfolio duration was neutral to slightly long to the benchmark, which added additional return to the Fund.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and money pouring into the safety of U.S. Treasury notes. The yield curve continued to flatten as Fed policy remained unchanged. The 30-year Treasury bond ended with a 6.04% yield on November 30, 1997. The sharp drop in Treasury yields related to the flight to quality caused corporate bond spreads to widen and mortgage prepayments to accelerate. As a result, mortgage-backed securities and corporate bonds did not keep pace with the performance of the Treasury market.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. The long-term fundamentals for fixed income markets remain sound. There is a near-term risk that investment flows into bonds could dry up if the Asian crisis is resolved quickly. Should this happen, interest rates in the short-term could rise.

We believe that this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range and for corporate quality spreads to stabilize in the months ahead. If these forces materialize, we will adjust selector allocation to maximize returns in the Fund.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
TREASURIES & AGENCIES   20%
CASH EQUIVALENTS         3%
MORTGAGE/ASSET BACKED   34%
CORPORATES              43%

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
              Investment in the CrestFunds Limited Term Bond Fund,
     Trust Class, versus the Merrill Lynch 1-5 Year Gov't./Corp. Bond Index, and the Lehman Intermediate Gov't./Corp. Bond Index


                              [LINE GRAPH OMITTED]
               CrestFunds Limited     Merrill Lynch     Lehman Intermediate
                 Term Bond Fund,     1-5 Year Gov't./      Gov't./Corp.
                   Trust Class       Corp. Bond Index       Bond Index
9/30/92             1,000,000           1,000,000           1,000,000
11/92                 988,630             987,133             983,249
11/93               1,076,025           1,064,722           1,078,920
11/94               1,059,132           1,060,570           1,059,283
11/95               1,180,932           1,190,383           1,212,985
11/96               1,234,310           1,259,664           1,283,702
11/97               1,306,393           1,336,377           1,364,961

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Limited Term Bond Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,306,393 by November 30, 1997. Over the same period, a $1 million investment in Lehman Brothers Government/Corporate Intermediate Bond Index and the Merrill Lynch 1-5 Year Government/Corporate Bond Index would have grown to $1,364,961 and $1,336,377, respectively.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
                 Investment in the CrestFunds Limited Term Bond
                            Fund, Investor A, versus
               the Merrill Lynch 1-5 Year Gov't./Corp. Bond Index,
              and the Lehman Intermediate Gov't./Corp. Bond Index

                               [LINE GRAPH OMITTED]
               CrestFunds Limited      Merrill Lynch            Lehman
                 Term Bond Fund,     1-5 Year Gov't./     Intermediate Gov't./
                Investor A Class     Corp. Bond Index       Corp. Bond Index
5/31/93               9,800               10,000                 10,000
11/93                10,104               10,288                 10,355
11/94                 9,933               10,248                 10,167
11/95                11,096               11,502                 11,642
11/96                11,584               12,171                 12,321
11/97                12,245               12,913                 13,101

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class A shares of the Limited Term Bond Fund on the day that class commenced operations (5/19/93), including the effect of the maximum 2.00% sales charge and the Investors Class A higher transfer agency fee, would be valued at $12,245 by November 30, 1997. Over the same period, a $10,000 investment in Lehman Brothers Government/Corporate Intermediate Bond Index and the Merrill Lynch 1-5 Year Government/Corporate
Bond Index would have grown to $13,108 and $12,913, respectively.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                     TRUST CLASS                      INVESTORS CLASS A
                     -----------                      -----------------
                                                  with load       without load
1 YEAR                  5.84%                      3.63%              5.71%
3 YEAR                  7.25%                      6.52%              7.22%
LIFE OF FUND            5.31%                      4.55%              5.03%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                     TRUST CLASS                      INVESTORS CLASS A
                     -----------                      -----------------
                                                  with load       without load
1 YEAR                  5.84%                      3.63%              5.71%
3 YEAR                 18.56%                     11.29%             18.13%
LIFE OF FUND           30.71%                     22.36%             24.90%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Government/Corporate Intermediate Bond Index, an unmanaged index, is a broad measure of the performance of Intermediate (one-to ten-year) bonds, Merrill Lynch 1-5 year Government/Corporate Bond Index, an unmanaged index, is a broad measure of the performance of one to five year bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW
Disciplined sector selection and allocation as well as a firming bond market helped the Intermediate Bond Fund achieve a healthy 6.46% return (Trust Class) for its shareholders over the twelve months ended November, 1997. The annualized return over the past three years was 9.01%. Interest rates remained in a narrow trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The dominant concern in the fixed-income markets for much of the year was that strong economic growth would inevitably push inflation higher and precipitate a restrictive policy from the Federal Reserve. This restrictive policy move would likely be a preemptive strike against inflation through several hikes in the overnight Fed Funds rate. The yield on the 30-year Treasury bond rose from 6.36% on November 30, 1996, up to a high of 7.17% by April, 1997, following the quarter-percent tightening by the Fed.

However, by the second quarter, the inflation reports were still very low, reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for bonds. With the Federal Reserve taking a "wait-and-see" attitude on the economy and inflation, long-term yields began to fall, and the yield curve flattened significantly. In this environment, corporate, mortgage-backed and asset-backed securities performed very well. Average portfolio duration was neutral to slightly long to the benchmark, which added additional return to the Fund.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and money pouring into the safety of U.S. Treasury notes. The yield curve continued to flatten as Fed policy remained unchanged. The 30-year Treasury bond ended with a 6.04% yield on November 30, 1997. The sharp drop in Treasury yields related to the flight to quality caused corporate bond spreads to widen and mortgage prepayments to accelerate. As a result, mortgage-backed securities and corporate bonds did not keep pace with the performance of the Treasury market.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. The long-term fundamentals for fixed income markets remain sound. There is a near-term risk that investment flows into bonds could dry up if the Asian crisis is resolved quickly. Should this happen, interest rates in the short-term could rise.

We believe that this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range and for corporate quality spreads to stabilize in the months ahead. If these forces materialize, we will adjust selector allocation to maximize returns in the Fund.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
TREASURIES & AGENCIES  32%
CASH EQUIVALENTS        1%
CORPORATES             35%
MORTGAGE/ASSET BACKED  32%

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
              Investment in the CrestFunds Intermediate Bond Fund,
          Trust Class, versus the Lehman Brothers Aggregate Bond Index

                               [LINE GRAPH OMITTED]

                    CrestFunds Intermediate Bond       Lehman Brothers
                          Fund, Trust Class          Aggregate Bond Index
9/30/92                        1,000,000                 1,000,000
11/92                            976,020                   986,897
11/93                          1,079,283                 1,094,469
11/94                          1,028,233                 1,060,978
11/95                          1,203,752                 1,248,241
11/96                          1,250,939                 1,323,760
11/97                          1,331,750                 1,424,101

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Intermediate Bond Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,331,750 by November 30, 1997. Over the same period, a $1 million investment in Lehman Brothers Aggregate Bond Index would have grown to $1,424,101.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
              Investment in the CrestFunds Intermediate Bond Fund,
        Investor A Class, versus the Lehman Brothers Aggregate Bond Index

                              [LINE GRAPH OMITTED]

               CrestFunds Intermediate Bond         Lehman Brothers
                      Fund, Investor A            Aggregate Bond Index
5/31/93                     9,700                        10,000
11/93                      10,032                        10,396
11/94                       9,559                        10,078
11/95                      11,191                        11,856
11/96                      11,629                        12,574
11/97                      12,379                        13,527

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class A shares of the Intermediate Bond Fund on the day that class commenced operations (5/11/93), including the effect of the maximum 3.00% sales charge and the Investors Class A higher transfer agency fee, would be valued at $12,379 by November 30, 1997. Over the same period, a $10,000 investment in Lehman Brothers Aggregate Bond Index would have grown to $13,527.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                     TRUST CLASS                      INVESTORS CLASS A
                     -----------                      -----------------
                                                  with load       without load
1 YEAR                   6.46%                      3.23%              6.45%
3 YEAR                   9.01%                      7.91%              9.00%
LIFE OF FUND             5.76%                      4.61%              5.32%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                     TRUST CLASS                      INVESTORS CLASS A
                     -----------                      -----------------
                                                  with load       without load
1 YEAR                   6.46%                       3.23%            6.45%
3 YEAR                  20.66%                      10.01%           20.62%
LIFE OF FUND            33.64%                      22.77%           26.62%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by US Government or its agencies or instrumentalities. There are no limits on the dollar-weighted average portfolio maturity of the Fund.

YEAR IN REVIEW
Disciplined sector selection and allocation as well as a firming bond market helped the Government Bond Fund achieve a 6.04% return (Trust Class) for its shareholders over the twelve months ended November, 1997. Interest rates remained in a narrow trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The dominant concern in the fixed-income markets for much of the year was that strong economic growth would inevitably push inflation higher and precipitate a restrictive policy from the Federal Reserve. This restrictive policy move would likely be a preemptive strike against inflation through several hikes in the overnight Fed Funds rate. The yield on the 30-year Treasury bond rose from 6.36% on November 30, 1996, up to a high of 7.17% by April, 1997, following the quarter-percent tightening by the Fed.

However, by the second quarter, the inflation reports were still very low, reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for bonds. With the Federal Reserve taking a "wait-and-see" attitude on the economy and inflation, long-term yields began to fall, and the yield curve flattened significantly. In this environment, corporate, mortgage-backed and asset-backed securities performed very well. Average portfolio duration for the Fund was neutral to the benchmark.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and money pouring into the safety of U.S. Treasury notes. The yield curve continued to flatten as Fed policy remained unchanged. The 30-year Treasury bond ended with a 6.04% yield on November 30, 1997. The sharp drop in Treasury yields related to the flight to quality caused corporate bond spreads to widen and mortgage prepayments to accelerate. As a result, mortgage-backed securities and corporate bonds did not keep pace with the performance of the Treasury market.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. The long-term fundamentals for fixed income markets remain sound. There is a near-term risk that investment flows into bonds could dry up if the Asian crisis is resolved quickly. Should this happen, interest rates in the short-term could rise.

We believe that in this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range and for corporate quality spreads to stabilize in the months ahead. If these forces materialize, we will adjust sector allocation to maximize returns in the Fund.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
TREASURIES & AGENCIES 23%
CASH EQUIVALENTS       2%
CORPORATES            25%
MORTGAGE/ASSET BACKED 50%

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
               Investment in the CrestFunds Government Bond Fund,
          Trust Class, versus the Lehman Brothers Government Bond Index

                              [LINE GRAPH OMITTED]

                CrestFunds Government Bond         Lehman Brothers
                     Fund, Trust Class          Government Bond Index
4/30/95                   1,000,000                 1,000,000
11/95                     1,110,104                 1,099,906
11/96                     1,143,629                 1,158,311
11/97                     1,212,704                 1,243,215

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Government Bond Fund, at the Fund's commencement of operations (4/5/95), including the effect of Fund expenses but excluding account level fees, would have grown to $1,212,704 by November 30, 1997. Over the same period, a $1 million investment in Lehman Brothers Government Bond Index would have grown to $1,243,215.

INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
               Investment in the CrestFunds Government Bond Fund,
       Investor B Class, versus the Lehman Brothers Government Bond Index

                              [LINE GRAPH OMITTED]

               CrestFunds Government Bond    Lehman Brothers
                 Fund, Investor B Class    Government Bond Index
4/30/95                   10,000                  10,000
11/95                     11,066                  10,999
11/96                     11,301                  11,583
11/97                     11,585                  12,432

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class B shares of the Government Bond Fund on the day that class commenced operations (4/19/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $11,585 by November 30, 1997. Over the same period, a $10,000 investment in Lehman Brothers Government Bond Index would have grown to $12,432.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                     TRUST CLASS                INVESTORS CLASS B
                     -----------                -----------------
                                     with back-end load   without back-end load
1 YEAR                   6.04%              0.17%                 5.17%
LIFE OF FUND             7.83%              5.86%                 6.89%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                     TRUST CLASS                INVESTORS CLASS B
                     -----------                -----------------
                                     with back-end load   without back-end load
1 YEAR                   6.04%              0.17%                  5.17%
LIFE OF FUND            22.17%             16.07%                 19.07%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Government Bond Index, an unmanaged index, is a broad measure of the performance of government bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares.

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Virginia Intermediate Municipal Bond Fund seeks to provide a high level of income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment grade quality. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW
Disciplined analysis of security issuance and flows, duration weighting, as well as a generally firming bond market helped the Virginia Intermediate Municipal Bond Fund achieve a 5.55% return (Trust Class) for its shareholders over the twelve months ended November 1997. The three year annualized return was 8.42%. Interest rates remained in a narrow trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The dominant concern in the fixed-income markets for much of the year was that strong economic growth would inevitably push inflation higher and precipitate a restrictive policy from the Federal Reserve. This restrictive policy move would likely be a preemptive strike against inflation through several hikes in the overnight Fed Funds rate. The yield on the 10-year AAA general obligation bond rose from 4.75% early in year up to a high of 5.20% by April, 1997, following the quarter-percent tightening by the Fed.

However, by the second quarter, the inflation reports were still very low, reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for bonds. With the Federal Reserve taking a "wait-and-see" attitude on the economy and inflation, long-term yields began to fall, and the yield curve flattened significantly. In this environment, longer-term duration bonds provided the greatest returns. Average portfolio duration for the Fund was neutral to long to the benchmark.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and money pouring into the safety of U.S. Treasury notes. The yield curve continued to flatten as Fed policy remained unchanged. The 10-year AAA general obligation bond ended with a 4.66% yield on November 30, 1997. The sharp drop in Treasury yields may encourage municipalities to refund existing debt and save interest expense, thus increasing the value of non-callable bonds.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. The long-term fundamentals for the fixed income markets remain sound. There is a near-term risk that investment flows into bonds could dry up if the Asian crisis is resolved quickly. Should this happen, interest rates in the short-term could rise.

We believe that this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range.

MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
0-3 YEARS         16%
3-5 YEARS         16%
5-7 YEARS          6%
7-10 YEARS        31%
10-15 YEARS       22%
15-20 YEARS        8%
20+ YEARS          1%

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
          Investment in the CrestFunds VA Intermediate Muni Bond Fund,
         Trust Class, versus the Lehman Brothers 5 Year G.O. Bond Index, and the Lehman Brothers G.O. Bond Index

                              [LINE GRAPH OMITTED]

                   CrestFunds VA         Lehman Brothers   Lehman Brothers
               Intermediate Muni Bond      5 Year G.O.        G.O. Bond
                  Fund, Trust Class        Bond Index           Index
1/31/93               1,000,000            1,000,000         1,000,000
11/93                 1,066,043            1,059,356         1,080,941
11/94                   996,324            1,049,822         1,033,488
11/95                 1,156,632            1,175,695         1,212,281
11/96                 1,203,013            1,238,713         1,285,139
11/97                 1,269,780            1,305,355         1,373,043

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Virginia Intermediate Municipal Bond Fund, at the Fund's commencement of operations (1/11/93), including the effect of Fund expenses but excluding account level fees, would have grown to $1,269,780 by November 30, 1997. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index and Lehman Brothers 5 Year General Obligation Bond Index would have grown to $1,373,043 and $1,305,355, respectively.


INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
          Investment in the CrestFunds VA Intermediate Muni Bond Fund,
      Investor A Class, versus the Lehman Brothers 5 Year G.O. Bond Index, and the Lehman Brothers G.O. Bond Index

                              [LINE GRAPH OMITTED]

         CrestFunds VA Intermediate    Lehman Brothers      Lehman Brothers
               Muni Bond Fund,            5 Year G.O.          G.O. Bond
              Investor A Class            Bond Index             Index
5/31/93            9,650                    10,000               10,000
11/93              9,996                    10,340               10,428
11/94              9,340                    10,246                9,970
11/95             10,844                    11,475               11,695
11/96             11,279                    12,090               12,398
11/97             11,916                    12,741               13,246

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class A shares of the Virginia Intermediate Municipal Bond Fund on the day that class commenced operations (5/5/93), including the effect of the maximum 3.50% sales charge and the Investors Class A higher transfer agency fee would be valued at $11,916 by November 30, 1997. Over the same period, a $10,000 investment in Lehman Brothers\General Obligation Bond Index and Lehman Brothers 5 Year General Obligation Bond Index would have grown to $13,246 and $12,741, respectively.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                          TRUST CLASS                 INVESTORS CLASS A
                          -----------                 -----------------
                                                  with load       without load
                                                  ---------       ------------
1 YEAR                       5.55%                 1.95%              5.65%
3 YEAR                       8.42%                 7.19%              8.45%
LIFE OF FUND                 5.14%                 3.85%              4.66%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                          TRUST CLASS                 INVESTORS CLASS A
                          -----------                 -----------------
                                                  with load       without load
                                                  ---------       ------------
1 YEAR                       5.55%                  1.95%            5.65%
3 YEAR                      17.59%                  5.96%           17.93%
LIFE OF FUND                27.76%                 18.87%           23.16%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. The Lehman Brothers 5 year General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of 1-5 year tax-exempt bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Virginia Municipal Bond Fund seeks to provide a high level of current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment grade quality. There are no limits on the dollar-weighted portfolio maturity of the Fund.

YEAR IN REVIEW
Disciplined analysis of security issuance and flows, duration weighting, as well as a generally firming bond market helped the Virginia Municipal Bond Fund achieve a 6.46% return (Trust Class) for its shareholders over the twelve months ended November, 1997. Interest rates remained in a narrow trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The dominant concern in the fixed-income markets for much of the year was that strong economic growth would inevitably push inflation higher and precipitate a restrictive policy from the Federal Reserve. This restrictive policy move would likely be a preemptive strike against inflation through several hikes in the overnight Fed Funds rate. The yield on the 10-year AAA general obligation bond rose from 4.75% early in year up to a high of 5.20% by April, 1997, following the quarter-percent tightening by the Fed.

However, by the second quarter, the inflation reports were still very low, reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for bonds. With the Federal Reserve taking a "wait-and-see" attitude on the economy and inflation, long-term yields began to fall, and the yield curve flattened significantly. In this environment, longer-term duration bonds provided the greatest returns. Average portfolio duration for the Fund was neutral to long to the benchmark.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and money pouring into the safety of U.S. Treasury notes. The yield curve continued to flatten as Fed policy remained unchanged. The 10-year AAA general obligation bond ended with a 4.66% yield on November 30, 1997. The sharp drop in Treasury yields may encourage municipalities to refund existing debt and save interest expense, thus increasing the value of non-callable bonds.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. The long-term fundamentals for the fixed income markets remain sound. There is a near-term risk that investment flows into bonds could dry up if the Asian crisis is resolved quickly. Should this happen, interest rates in the short-term could rise.

We believe that this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range.

MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
0-3 YEARS          6%
7-10 YEARS        13%
10-15 YEARS       31%
15-20 YEARS       21%
20-25 YEARS       20%
25+ YEARS          9%

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
           Investment in the CrestFunds Virginia Municipal Bond Fund,
      Trust Class, versus the Lehman Brothers General Obligation Bond Index

                              [LINE GRAPH OMITTED]

               CrestFunds Virginia    Lehman Brothers
                 Municipal Bond      General Obligation
                Fund, Trust Class       Bond Index
4/30/95             1,000,000            1,000,000
11/95               1,082,859            1,081,567
11/96               1,120,542            1,146,570
11/97               1,192,929            1,224,995

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Virginia Municipal Bond Fund, at the Fund's commencement of operations (4/5/95), including the effect of Fund expenses but excluding account level fees, would have grown to $1,192,929 by November 30, 1997. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index would have grown to $1,224,995.

INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
           Investment in the CrestFunds Virginia Municipal Bond Fund, Investor B Class, versus the Lehman Brothers General Obligation Bond Index

                              [LINE GRAPH OMITTED]

               CrestFunds Virginia         Lehman Brothers
               Municipal Bond Fund,      General Obligation
                Investor B Class             Bond Index
4/30/95             10,000                     10,000
11/95               10,793                     10,816
11/96               11,072                     11,466
11/97               11,389                     12,250

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class B shares of the Virginia Municipal Bond Fund on the day that class commenced operations (4/17/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $11,389 by November 30, 1997. Over the same period, a $10,000 investment in Lehman Brothers General Obligation Bond Index would have grown to $12,250.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                          TRUST CLASS           INVESTORS CLASS B
                          -----------           -----------------
                                       with back-end load  without back-end load
1 YEAR                       6.46%           0.58%              5.58%
LIFE OF FUND                 6.63%           4.53%              5.58%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                          TRUST CLASS           INVESTORS CLASS B
                          -----------           -----------------
                                       with back-end load  without back-end load
1 YEAR                        6.46%           0.58%             5.58%
LIFE OF FUND                 18.60%          12.36%            15.36%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Maryland Municipal Bond Fund seeks to provide a high level of current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in Municipal Bonds of investment grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund.

YEAR IN REVIEW
Disciplined analysis of security issuance and flows, duration weighting, as well as a generally firming bond market helped the Maryland Municipal Bond Fund achieve a 6.50% return (Trust Class) for its shareholders over the twelve months ended November, 1997. Interest rates remained in a narrow trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The dominant concern in the fixed-income markets for much of the year was that strong economic growth would inevitably push inflation higher and precipitate a restrictive policy from the Federal Reserve. This restrictive policy move would likely be a preemptive strike against inflation through several hikes in the overnight Fed Funds rate. The yield on the 10-year AAA general obligation bond rose from 4.75% early in year up to a high of 5.20% by April, 1997, following the quarter-percent tightening by the Fed.

However, by the second quarter, the inflation reports were still very low, reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for bonds. With the Federal Reserve taking a "wait-and-see" attitude on the economy and inflation, long-term yields began to fall, and the yield curve flattened significantly. In this environment, longer-term duration bonds provided the greatest returns. Average portfolio duration for the Fund was neutral to long to the benchmark.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and money pouring into the safety of U.S. Treasury notes. The yield curve continued to flatten as Fed policy remained unchanged. The 10-year AAA general obligation bond ended with a 4.66% yield on November 30, 1997. The sharp drop in Treasury yields may encourage municipalities to refund existing debt and save interest expense, increasing the value of non-callable bonds.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. The long-term fundamentals for the fixed income markets remain sound. There is a near-term risk that investment flows into bonds could dry up if the Asian crisis is resolved quickly. Should this happen, interest rates in the short-term could rise.

We believe that this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range.

MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
0-3 YEARS         18%
3-5 YEARS          3%
5-7 YEARS          4%
7-10 YEARS        16%
10-15 YEARS       10%
15-20 YEARS       31%
20-25 YEARS       11%
20+ YEARS          7%

CRESTFUNDS, INC.: MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
           Investment in the CrestFunds Maryland Municipal Bond Fund,
      Trust Class, versus the Lehman Brothers General Obligation Bond Index

                              [LINE GRAPH OMITTED]

               CrestFunds Maryland      Lehman Brothers
                 Municipal Bond        General Obligation
                Fund, Trust Class          Bond Index
3/31/96             1,000,000              1,000,000
11/96               1,041,103              1,058,215
11/97               1,108,775              1,130,597

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Maryland Municipal Bond Fund, at the Fund's commencement of operations March 1, 1996, including the effect of Fund expenses but excluding account level fees, would have grown to $1,108,775 by November 30, 1997. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index would have grown to $1,130,597.

INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
           Investment in the CrestFunds Maryland Municipal Bond Fund, Investor B Class, versus the Lehman Brothers General Obligation Bond Index

                              [LINE GRAPH OMITTED]

           CrestFunds Maryland      Lehman Brothers
             Municipal Bond       General Obligation
          Fund, Investor B Class      Bond Index
4/30/96         10,000                  10,000
11/96           10,459                  10,619
11/97           10,749                  11,346

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class B shares of the Maryland Municipal Bond Fund on the day that class commenced operations April 25, 1996, including the effect of a Contingent Deferred sales charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,749 by November 30, 1997. Over the same period, a $10,000 investment in Lehman Brothers General Obligation Bond Index would have grown to $11,346.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                          TRUST CLASS           INVESTORS CLASS B
                          -----------           -----------------
                                       with back-end load  without back-end load
1 YEAR                       6.50%             0.64%              5.64%
LIFE OF FUND                 4.14%             3.97%              6.39%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                          TRUST CLASS           INVESTORS CLASS B
                          -----------           -----------------
                                            with load           without load
1 YEAR                       6.50%             0.64%                5.64%
LIFE OF FUND                 7.35%             6.43%               10.43%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distribution, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. The Lehman Brothers 5 year General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of 1-5 year tax-exempt bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations. Investments are broadly diversified among major economic sectors and among those securities with above-average total return potential.

YEAR IN REVIEW
A disciplined equity selection process and an unprecedented third year of healthy financial markets helped the Value Fund achieve a strong 25.1% return (Trust Class) for its shareholders over the last twelve months. The annualized return over the past three years was 25.6%. Large capitalization stocks led the market for much of the year, but medium and small capitalization company stocks also began to participate more fully in the broader market rally as the year progressed.

The equity markets got off to a relatively slow, though positive start in 1997, as the vibrant pace of economic growth led to first the fear, and then reality, of an interest rate hike by the Federal Reserve. The move by Fed policy makers was aimed at heading off a potential increase in inflation. While inflation remained low, the increase in rates was felt in the utility, capital goods, basic materials and communication services sectors, all of which moved lower during the first quarter.

However, by the second quarter, the inflation reports were still very low reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for equities, technology stocks in particular. Tandem was a strong performer in the technology sector due in large part to its merger with Compaq. Another sector that eventually benefited from low inflation and decline in interest rates was utilities. AT&T performed particularly well for the Fund. In the basic materials sector, Fort Howard showed impressive appreciation as it merged with James River to form Fort James.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and stocks with strong ties to the Far East lower. Technology and other economically-sensitive growth related sectors were hit hardest, though financial stocks continued to produce above-average returns.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. Financial margins could be squeezed by the rise in the dollar and the increased competition overseas. We believe some of this risk has already been discounted in stock prices, but will continue to impact the market in the quarter ahead.

We believe that in this environment of slower growth and increased competition, individual equity selection is more important than ever. We believe that this can benefit value-oriented investing. Companies that can demonstrate strategic insight and creativity and can sustain earnings growth will prosper, while those that falter will see their stock price punished. Our disciplined approach of identifying companies that have solid growth prospects and are trading at reasonable valuations should perform well.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
BASIC MATERIALS        6%
CAPITAL GOODS          6%
CONSUMER CYCLICALS    11%
CONSUMER NON-DURABLES 13%
DIVERSIFIED            4%
ENERGY                12%
FINANCE               15%
STAPLES                9%
TECHNOLOGY            14%
TRANSPORTATION         2%
UTILITIES              8%

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
                    Investment in the CrestFunds Value Fund,
          Trust Class, versus the Standard & Poor's 500 Composite Index

                              [LINE GRAPH OMITTED]

          CrestFunds Value Fund,  Standard & Poor's 500
               Trust Class           Composite Index
9/30/92         1,000,000            1,000,000
11/92           1,042,600            1,037,516
11/93           1,147,381            1,141,890
11/94           1,141,759            1,153,765
11/95           1,470,129            1,579,851
11/96           1,803,554            2,019,681
11/97           2,261,837            2,595,492

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Value Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $2,261,837 by November 30, 1997. Over the same period, a $1 million investment in Standard & Poor's 500 Composite Index would have grown to $2,595,492.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
                    Investment in the CrestFunds Value Fund,
       Investor A Class, versus the Standard & Poor's 500 Composite Index

                              [LINE GRAPH OMITTED]

               CrestFunds Value Fund,     Standard & Poor's 500
                  Investor A Class           Composite Index
5/31/93                9,550                      10,000
11/93                  9,642                      10,401
11/94                  9,599                      10,508
11/95                 12,355                      14,389
11/96                 15,151                      18,394
11/97                 19,002                      23,639

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class A shares of the Value Fund on the day that class commenced operations (5/7/93), including the effect of the maximum 4.50% sales charge and the Investors Class A higher transfer agency fee, would be valued at $19,002 by November 30, 1997. Over the same period, a $10,000 investment in Standard & Poor's 500 Composite Index would have grown to $23,639.

INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
                    Investment in the CrestFunds Value Fund,
       Investor B Class, versus the Standard & Poor's 500 Composite Index

                              [LINE GRAPH OMITTED]

               CrestFunds Value Fund,     Standard & Poor's 500
                  Investor B Class           Composite Index
4/30/95                10,000                     10,000
11/95                  11,423                     11,946
11/96                  13,914                     15,272
11/97                  17,042                     19,626

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class B shares of the Value Fund on the day that class commenced operations (4/5/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $17,042 by November 30, 1997. Over the same period, a $10,000 investment in Standard & Poor's 500 Composite Index would have grown to $19,626.

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                      -----------                 -----------------                       -----------------
                                             with load       without load      with back-end load   without back-end load
1 YEAR                  25.41%                19.81%            25.42%               19.63%                24.63%
3 YEAR                  25.59%                23.64%            25.56%                 --                    --
LIFE OF FUND            17.30%                15.81%            16.99%               22.87%                23.67%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                      -----------                 -----------------                       -----------------
                                             with load       without load      with back-end load   without back-end load
1 YEAR                  25.41%                19.18%            25.42%               19.63%                24.63%
3 YEAR                  97.24%                69.28%            97.29%                 --                    --
LIFE OF FUND           128.46%                95.53%           104.74%               72.77%                75.77%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The S&P 500(R) Index is an unmanaged index of common stocks. It includes reinvestment of dividends. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

YEAR IN REVIEW
A disciplined equity selection process and an unprecedented third year of healthy financial markets helped the Capital Appreciation Fund achieve a strong 23.7% return (Trust Class) for its shareholders over the last twelve months. Large capitalization stocks led the market for much of the year, but medium and small capitalization company stocks also began to participate more fully in the broader market rally as the year progressed.

The equity markets got off to a relatively slow, though positive start in 1997, as the vibrant pace of economic growth led to first the fear, and then reality, of an interest rate hike by the Federal Reserve. The move by Fed policy makers was aimed at heading off a potential increase in inflation. While inflation remained low, the increase in rates was felt in the utility, capital goods, basic materials and communication services sectors, all of which moved lower during the first quarter.

However, by the second quarter, the inflation reports were still very low reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for equities, technology stocks in particular. Compaq was a one of the Fund's technology holdings that performed very well in this environment. Another sector that benefited from low inflation and decline in interest rates was financials. Fannie Mae performed particularly well for the Fund. In the non-durable sector, P&G showed impressive appreciation.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and stocks with strong ties to the Far East lower. Technology and other growth related sectors were hit hardest, though financial stocks continued to produce above-average returns.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. Financial margins could be squeezed by the rise in the dollar and the increased competition overseas. We believe much of this risk has already been discounted in stock prices, and that some value has reemerged in the technology sector.

We believe that in this environment of slower growth and increased competition, individual equity selection is more important than ever. Companies that can demonstrate strategic insight and creativity along with steady earnings growth will prosper, while those that falter will see their stock price punished. Our disciplined approach of identifying companies that have solid growth prospects and are trading at reasonable valuations should perform well in this environment.


FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
BASIC MATERIALS             3%
CAPITAL GOODS              13%
CONSUMER CYCLICALS         19%
CONSUMER NON-DURABLES      22%
ENERGY                      8%
FINANCE                    14%
TECHNOLOGY                 18%
UTILITIES                   3%

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
             Investment in the CrestFunds Capital Appreciation Fund, Trust Class, versus the Frank Russell 1000 Growth Index

                              [LINE GRAPH OMITTED]

                CrestFunds       Frank Russell
          Capital Appreciation       1000
            Fund, Trust Class     Growth Index
1/31/93          1,000,000         1,000,000
11/93              963,643         1,023,182
11/94            1,003,345         1,051,012
11/95            1,211,439         1,457,754
11/96            1,518,902         1,841,143
11/97            1,879,033         2,329,230

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Capital Appreciation Fund, at the Fund's commencement of operations (1/11/93), including the effect of Fund expenses but excluding account level fees, would have grown to $1,879,033 by November 30, 1997. Over the same period, a $1 million investment in Frank Russell 1000 Growth Index would have grown to $2,329,230.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Capital Appreciation Fund,
          Investor A Class, versus the Frank Russell 1000 Growth Index

                              [LINE GRAPH OMITTED]

          CrestFunds Capital Appreciation         Frank Russell
              Fund, Investor A Class           1000 Growth Index
5/31/93              9,550                           10,000
11/93                9,512                           10,265
11/94                9,863                           10,544
11/95               11,906                           14,625
11/96               14,923                           18,471
11/97               18,475                           23,368

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class A shares of the Capital Appreciation Fund on the day that class commenced operations (5/7/93), including the effect of the maximum 4.50% sales charge and the Investors Class A higher transfer agency fee, would be valued at $18,475 by November 30, 1997. Over the same period, a $10,000 investment in Frank Russell Growth Index would have grown to $23,368.

INVESTOR CLASS B

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Capital Appreciation Fund,
          Investor B Class, versus the Frank Russell 1000 Growth Index

                               [LINE GRAPH OMITTED]

               CrestFunds Capital Appreciation         Frank Russell
                    Fund, Investor B Class           1000 Growth Index
8/31/97                     10,000                        10,000
11/97                       10,331                        10,533

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class B shares of the Government Bond Fund on the day that class commenced operations (9/1/97), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,331 by November 30, 1997. Over the same period, a $10,000 investment in Lehman Brothers Government Bond Index would have grown to $10,533.

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                             TRUST CLASS                    INVESTORS CLASS A             INVESTORS CLASS B
                             -----------                    -----------------             -----------------
                                                         with load  without load        with load without load
1 YEAR                         23.71%                      18.26%       23.80%            1.30%*       6.30%*
3 YEAR                         23.26%                      21.38%       23.27%             --          --
LIFE OF FUND                   14.18%                      15.31%       16.47%            5.18%       27.07%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                             TRUST CLASS                    INVESTORS CLASS A             INVESTORS CLASS B
                             -----------                    -----------------             -----------------
                                                         with load  without load        with load without load
1 YEAR                         23.71%                       18.26%     23.80%             1.30%*      6.30%*
3 YEAR                         89.33%                       65.39%     89.74%              --          --
LIFE OF FUND                   91.10%                       91.69%    100.63%             1.30%       6.30%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Frank Russell 1000(R) Growth Index, an unmanaged index, is a broad measure of the performance of growth companies. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

*These numbers represent a three month total return.

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalization. These companies often pay no dividends, and current income is not a goal of the Fund.

YEAR IN REVIEW
A disciplined equity selection process and an unprecedented third year of healthy financial markets helped the Special Equity Fund achieve a strong 23.3% return (Trust Class) for its shareholders over the last twelve months. The annualized return over the past three years was 19.9%. Large capitalization stocks generally led the broad market for much of the year, but medium and small capitalization company stocks also began to participate more fully in the broader market rally as the year progressed. This is reflected in the performance of the Fund.

The equity markets got off to a relatively slow, though positive start in 1997, as the vibrant pace of economic growth led to first the fear, and then reality, of an interest rate hike by the Federal Reserve. The move by Fed policy makers was aimed at heading off a potential increase in inflation. While inflation remained low, the increase in rates was felt in the utility, capital goods, basic materials and communication services sectors, all of which moved lower during the first quarter.

However, by the second quarter, the inflation reports were still very low reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for equities, and technology stocks in particular, though volatility was very high. Storage Technology and KLA Tencor Corp. were strong performers for the Fund. Another sector that benefited from low inflation and decline in interest rates was financials. Here, South Trust performed very well. In the capital goods sector, Encore Wire Corp. was an important contributor to overall Fund returns.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and stocks with strong ties to the Far East lower. Technology and other growth related sectors were hit hardest, though financial stocks continued to produce above-average returns.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. Financial margins could be squeezed by the rise in the dollar and the increased competition overseas. We believe much of this risk has already been discounted in stock prices, and that some value has reemerged in the technology sector.

We believe that in this environment of slower growth and increased competition, individual equity selection is more important than ever. We believe that this can benefit small and mid cap stocks. Companies that can demonstrate strategic insight and creativity along with steady earnings growth will prosper, while those that falter will see their stock price punished. Our disciplined approach of identifying companies that have solid growth prospects and are trading at reasonable valuations should perform well.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
BASIC MATERIALS         5%
CAPITAL GOODS          18%
CONSUMER CYCLICALS     18%
CONSUMER NON-DURABLES  11%
ENERGY                 10%
FINANCE                15%
TECHNOLOGY             20%
UTILITIES               3%

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
                Investment in the CrestFunds Special Equity Fund,
             Trust Class, versus the Frank Russell 2000 Growth Index
                     and the Value Line Index (Price Return)

                              [LINE GRAPH OMITTED]

             CrestFunds       Frank Russell
           Special Equity      2000 Growth      Value Line
          Fund, Trust Class       Index            Index
9/30/92       1,000,000         1,000,000         1,000,000
11/92         1,110,106         1,138,235         1,054,329
11/93         1,266,298         1,275,392         1,161,027
11/94         1,206,276         1,263,658         1,112,148
11/95         1,448,375         1,658,046         1,331,574
11/96         1,686,488         1,849,550         1,523,720
11/97         2,079,103         2,128,463         1,947,772

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $1 million investment in Trust Class shares of the Special Equity Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $2,079,103 by November 30, 1997. Over the same period, a $1 million investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $1,947,772 and $2,128,463, respectively.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
                Investment in the CrestFunds Special Equity Fund,
          Investor A Class, versus the Frank Russell 2000 Growth Index, and the Value Line Index (Price Return)

                               [LINE GRAPH OMITTED]

          CrestFunds Special      Frank Russell
             Equity Fund,             2000          Value Line
           Investor A Class       Growth Index        Index
5/31/93         9,550                10,000          10,000
11/93          10,175                10,819          10,225
11/94           9,691                10,720           9,794
11/95          11,635                14,065          11,726
11/96          13,536                15,690          13,419
11/97          16,701                18,056          17,153

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class A shares of the Special Equity Fund on the day that class commenced operations (5/5/93), including the effect of the maximum 4.50% sales charge and the Investors Class A higher transfer agency fee, would be valued at $16,701 by November 30, 1997. Over the same period, a $10,000 investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $17,153 and 18,056, respectively.

INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
                Investment in the CrestFunds Special Equity Fund,
          Investor B Class, versus the Frank Russell 2000 Growth Index, and the Value Line Index

                               [LINE GRAPH OMITTED]

          CrestFunds Special      Frank Russell        Value
             Equity Fund,              2000          Line Index
           Investor B Class        Growth Index    (Price Return)
4/30/95        10,000                  10,000         10,000
11/95          11,128                  11,972         11,038
11/96          12,850                  13,355         12,631
11/97          15,405                  15,369         16,146

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
   A hypothetical $10,000 investment in Investors Class B shares of the Special Equity Fund on the day that class commenced operations (5/5/93), including the effect of a Contingent Deferred sales charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $15,404 by November 30, 1997. Over the same period, a $10,000 investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $16,146 and $15,369, respectively.

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                      -----------                 -----------------                       -----------------
                                             with load       without load      with back-end load without back-end load
1 YEAR                  23.28%                17.79%            23.38%                   17.22%             22.22%
3 YEAR                  19.90%                18.06%            19.89%                   --                 --
LIFE OF FUND            15.35%                12.09%            13.23%                   18.88%             19.72%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                      -----------                 -----------------                       -----------------
                                             with load       without load      with back-end load without back-end load
1 YEAR                  23.28%                17.79%            23.38%                  17.22%              22.22%
3 YEAR                  87.36%                63.43%            87.82%                  --                  --
LIFE OF FUND           109.57%                68.55%            76.50%                  58.19%              61.19%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Value Line Index, an unmanaged index, is a broad measure of the performance of both large and small capital companies. The Frank Russell 2000 Growth Index, an unmanaged index is a broad measure of the performance of both large and small capital companies. Both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: LIFE VISION MAXIMUM GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Life Vision Maximum Growth Portfolio seeks to provide a high level of capital appreciation, without regard to current income. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in equity securities that seek capital appreciation.

YEAR IN REVIEW
A disciplined equity selection process and an unprecedented third year of healthy financial markets helped the Maximum Growth Portfolio achieve a strong 6.82% return for its shareholders since its inception in June 1997. The synthetic performance annualized return over the past three years was 21.3%*. Large capitalization stocks led the market for much of the year, but medium and small capitalization company stocks also began to participate more fully in the broader market rally as the year progressed.

The equity markets got off to a relatively slow, though positive start in 1997 as the vibrant pace of economic growth led to first the fear, and then reality, of an interest rate hike by the Federal Reserve. The move by Fed policy makers was aimed at heading off a potential increase in inflation. While inflation remained low, the increase in rates was felt in the utility, capital goods, basic materials and communication services sectors, all of which moved lower during the first quarter.

However, by the second quarter, the inflation reports were still very low reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for equities, and technology stocks in particular. Financial stocks were the high performance sector for the year. Another sector that eventually benefited in the fourth quarter from low inflation and decline in interest rates was utilities.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and stocks with strong ties to the Far East lower. Technology and other economically-sensitive growth related sectors were hit hardest, though financial stocks continued to produce above-average returns.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. Financial margins could be squeezed by the rise in the dollar and the increased competition overseas. We believe much of this risk has already been discounted in stock prices, and that some value has reemerged in the technology sector.

We believe that in this environment of slower growth and increased competition, individual equity selection is more important than ever. Companies that can demonstrate strategic insight and creativity along with steady earnings growth will prosper, while those that falter will see their stock price punished. Our disciplined approach of identifying companies that have solid growth prospects and are trading at reasonable valuations should perform well.

PORTFOLIO COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
CAPITAL APPRECIATION       30%
SPECIAL EQUITY             24%
VALUE FUND                 41%
CASH RESERVE                5%

* Performance is inclusive of historic returns of Life Vision predecessor asset allocation model. The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

CRESTFUNDS, INC.: LIFE VISION MAXIMUM GROWTH PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Maximum Growth Portfolio,
      versus a 60/30/10 Blend of the Following Indices: the S&P 500 Index,
             the Russell 2000 Index, and the Salomon 3-Month T-Bill

                               [LINE GRAPH OMITTED]

      CrestFunds Maximum Growth Portfolio    60/30/10 Blend of the Above Indices
12/92               10,000                                 10,000
11/93               10,929                                 11,002
11/94               10,679                                 11,078
11/95               13,215                                 14,543
11/96               15,804                                 17,770
11/97               19,075                                 22,151


Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $10,000 investment in Trust Class shares of the Life Vision Maximum Growth Portfolio, (which commenced June 30, 1997) and the corresponding Crestar asset allocation model, adjusted for fees and expenses for periods prior to June 30, 1997, including the effect of Portfolio expenses but excluding account level fees, would have grown to $19,075 by November 30, 1997. Over the same period, a $10,000 investment in the blend of indices would have grown to $22,151. The asset allocation model referred to above was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                                   TRUST CLASS
                                   -----------
1 YEAR                                20.70%
3 YEAR                                21.33%
LIFE OF PORTFOLIO                     14.04%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                                   TRUST CLASS
                                   -----------
1 YEAR                                20.70%
3 YEAR                                75.84%
LIFE OF PORTFOLIO                     90.74%

The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Portfolio figures are from commencement of operations per class to the period ended listed above. The S&P 500 Index(R) is an unmanaged index of common stocks. The Russell 2000 Index(R) is an unmanaged index based on total market capitalization. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: LIFE VISION GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Life Vision Growth and Income Portfolio seeks to provide long-term capital appreciation, with current income as a secondary objective. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in either equity securities that seek capital appreciation, or invest primarily in fixed-income securities that seek income.

YEAR IN REVIEW
A disciplined asset selection process and an unprecedented third year of healthy financial markets helped the Growth and Income Portfolio achieve a strong 5.97% return for its shareholders since its inception in June 1997. The synthetic performance annualized return over the past three years was 17.45%*. Large capitalization stocks led the market for much of the year, but medium and small capitalization company stocks also began to participate more fully in the broader market rally as the year progressed. Interest rates remained in a broad trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The equity markets got off to a relatively slow, though positive start in 1997 as the vibrant pace of economic growth led to first the fear, and then reality of an interest rate hike by the Federal Reserve. The move by Fed policy makers was aimed at heading off a potential increase in inflation. While inflation remained low, the increase in rates was felt in the utility, capital goods, basic materials and communication services sectors, all of which moved lower during the first quarter.

However, by the second quarter, the inflation reports were still very low reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for equities, and technology stocks in particular. Financial stocks were the high performance sector for the year. Another sector that eventually benefited in the fourth quarter from low inflation and decline in interest rates was utilities.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and stocks with strong ties to the Far East lower. Technology and other economically-sensitive growth related sectors were hit hardest, though financial stocks continued to produce above-average returns. The fixed income markets benefited from a "flight to quality", and yields fell sharply.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. Financial margins could be squeezed by the rise in the dollar and the increased competition overseas. We believe much of this risk has already been discounted in stock prices, and that some value has re-emerged in the technology sector.

We believe that in this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range and for corporate quality spreads to stabilize in the months ahead. If these forces materialize, we will adjust selector allocation to maximize returns in the Portfolio. For stocks, individual equity selection is more important than ever. Companies that can demonstrate strategic insight and creativity along with steady earnings growth will prosper, while those that falter will see their stock price punished. Our disciplined approach of identifying companies that have solid growth prospects and are trading at reasonable valuations should perform well.


PORTFOLIO COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
CASH RESERVE                5%
CAPITAL APPRECIATION       20%
SPECIAL EQUITY             20%
VALUE FUND                 30%
GOVERNMENT BOND             5%
INTERMEDIATE BOND          10%
LIMITED TERM BOND          10%

* Performance is inclusive of historic returns of Life Vision predecessor asset allocation model. The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

CRESTFUNDS, INC.: LIFE VISION GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Growth & Income Portfolio, versus a 50/25/20/5 Blend of the Following Indices: the S&P 500 Index,
                Lehman Aggregate Bond Index, Russell 2000 Index,
                         and the Salomon 3-Month T-Bill

                               [LINE GRAPH OMITTED]

          CrestFunds Growth &        50/25/20/5 Blend of
            Income Portfolio          the Above Indices
12/92           10,000                     10,000
11/93           10,808                     10,983
11/94           10,566                     10,954
11/95           12,828                     14,115
11/96           14,735                     16,797
11/97           17,120                     20,340

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $10,000 investment in Trust Class shares of the Life Vision Growth and Income Portfolio, (which commenced June 30, 1997) and the corresponding Crestar asset allocation model, adjusted for fees and expenses for periods prior to June 30, 1997, including the effect of Portfolio expenses but excluding account level fees, would have grown to $17,120 by November 30, 1997. Over the same period, a $10,000 investment in the blend of indices would have grown to $20,340. The asset allocation model referred to above was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                                   TRUST CLASS
                                   -----------
1 YEAR                                16.19%
3 YEAR                                17.45%
LIFE OF PORTFOLIO                     11.56%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     --------------------------------------
                                   TRUST CLASS
                                   -----------
1 YEAR                                16.19%
3 YEAR                                56.86%
LIFE OF PORTFOLIO                     71.19%

The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Portfolio figures are from commencement of operations per class to the period ended listed above. The S&P 500 Index(R) is an unmanaged index of common stocks. The Russell 2000 Index(R) is an unmanaged index based on total market capitalization. The Lehman Aggregate Bond Index, an unmanaged index, measures performance of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: LIFE VISION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Life Vision Balanced Portfolio seeks both capital appreciation and current income. Under normal market conditions, the Portfolio will invest primarily in shares of underlying CrestFunds that invest primarily in equity securities, but at least 25% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities.

YEAR IN REVIEW
A disciplined asset selection process and an unprecedented third year of healthy financial markets helped the Balanced Portfolio achieve a strong 5.70% return for its shareholders since its inception in June 1997. The synthetic performance annualized return over the past three years was 15.61%*. Large capitalization stocks led the market for much of the year, but medium and small capitalization company stocks also began to participate more fully in the broader market rally as the year progressed. Interest rates remained in a broad trading range for much of the year, before closing the year with a strong rally related to the Asian financial crisis.

The equity markets got off to a relatively slow, though positive start in 1997 as the vibrant pace of economic growth led to first the fear, and then reality, of an interest rate hike by the Federal Reserve. The move by Fed policy makers was aimed at heading off a potential increase in inflation. While inflation remained low, the increase in rates was felt in the utility, capital goods, basic materials and communication services sectors, all of which moved lower during the first quarter.

However, by the second quarter, the inflation reports were still very low reducing the need and risk of additional tightening moves by the Fed. This helped create a more favorable environment for equities, and technology stocks in particular. Financial stocks were the high performance sector for the year. Another sector that eventually benefited in the fourth quarter from low inflation and decline in interest rates was utilities.

As the fourth quarter began, the Asian financial crisis intensified, sending the value of the dollar higher and stocks with strong ties to the Far East lower. Technology and other economically-sensitive growth related sectors were hit hardest, though financial stocks continued to produce above-average returns. The fixed income markets benefited from a "flight to quality", and yields fell sharply.

While the outlook for the economy is somewhat cloudy given the turmoil in Asia, the economic fundamentals in the U.S. are still positive. We look for growth in the economy to be at or near its long-term average of 2 1/2% with low inflation. Financial margins could be squeezed by the rise in the dollar and the increased competition overseas. We believe much of this risk has already been discounted in stock prices, and that some value has re-emerged in the technology sector.

We believe that in this environment of slower growth and contained inflation will give support to the fixed income markets in the year ahead, though some turbulence could remain. We look for interest rates to stay within a broad trading range and for corporate quality spreads to stabilize in the months ahead. If these forces materialize, we will adjust selector allocation to maximize returns in the Portfolio. For stocks, individual equity selection is more important than ever. Companies that can demonstrate strategic insight and creativity along with steady earnings growth will prosper, while those that falter will see their stock price punished. Our disciplined approach of identifying companies that have solid growth prospects and are trading at reasonable valuations should perform well.


PORTFOLIO COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1997

[PIE CHART OMITTED]
CAPITAL APPRECIATION       20%
SPECIAL EQUITY             14%
VALUE FUND                 25%
GOVERNMENT BOND             5%
INTERMEDIATE BOND          20%
LIMITED TERM BOND          10%
CASH RESERVE                6%

* Performance is inclusive of historic returns of Life Vision predecessor asset allocation model. The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

CRESTFUNDS, INC.: LIFE VISION BALANCED PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

                 Comparison of Change in the Value of a $10,000
                Investment in the CrestFunds Balanced Portfolio, versus a 40/35/20/5 Blend of the Following Indices: the S&P 500 Index,
                Lehman Aggregate Bond Index, Russell 2000 Index,
                         and the Salomon 3-Month T-Bill

                              [LINE GRAPH OMITTED]

              CrestFunds          40/35/20/5 Blend of
         Balanced Portfolio       the Above Indices
12/92            10,000               10,000
11/93            10,770               10,988
11/94            10,554               10,913
11/95            12,591               13,853
11/96            14,226               16,183
11/97            16,309               19,258

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank.
   A hypothetical $10,000 investment in Trust Class shares of the Life Vision Balanced Portfolio, (which commenced June 30, 1997) and the corresponding Crestar asset allocation model, adjusted for fees and expenses for periods prior to June 30, 1997, including the effect of Portfolio expenses but excluding account level fees, would have grown to $16,309 by November 30, 1997. Over the same period, a $10,000 investment in the blend of indices would have grown to $19,258. The asset allocation model referred to above was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                                   TRUST CLASS
                                   -----------

1 YEAR                                14.64%
3 YEAR                                15.61%
LIFE OF PORTFOLIO                     10.47%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1997
                     ---------------------------------------
                                   TRUST CLASS
                                   -----------

1 YEAR                                 14.64%
3 YEAR                                 50.66%
LIFE OF PORTFOLIO                      63.12%

The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Portfolio figures are from commencement of operations per class to the period ended listed above. The S&P 500 Index(R) is an unmanaged index of common stocks. The Russell 2000 Index(R) is an unmanaged index based on total market capitalization. The Lehman Aggregate Bond Index, an unmanaged index, measures performance of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of CrestFunds, Inc.:

We have audited the accompanying statements of net assets of CrestFunds, Inc. (comprised of the Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Maryland Municipal Bond Fund, Value Fund, Capital Appreciation Fund, Special Equity Fund, Life Vision Maximum Growth Portfolio, Life Vision Growth and Income Portfolio and Life Vision Balanced Portfolio) as of November 30, 1997 and the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the CrestFunds, Inc. as of November 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
January 21, 1998

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
CASH RESERVE FUND
                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
COMMERCIAL PAPER (13.0%)
FINANCIAL SERVICES (9.5%)
General Electric Capital
   5.540%,  01/08/98 ................   $20,000  $ 19,883
   5.680%,  02/13/98 ................    25,000    24,708
Goldman Sachs
   5.640%,  05/08/98 ................    25,000    24,381
Merrill Lynch
   5.750%,  02/06/98 ................    25,000    24,732
---------------------------------------------------------
                                                   93,704
---------------------------------------------------------
UTILITIES, ELECTRIC, & GAS (3.5%)
AES Shady Point
   5.620%,  02/10/98 ................    35,000    34,612
---------------------------------------------------------
     Total Commercial Paper
       (Cost $128,316) ..............             128,316
---------------------------------------------------------
CERTIFICATES OF DEPOSIT (21.5%)
Bank of Tokyo
   5.695%,  12/11/97 ................    15,000    15,000
   5.650%,  12/19/97 ................    25,000    25,000
Bankers Trust
   5.970%,  08/28/98 ................    25,000    24,995
   5.650%,  12/01/97  (A) ...........    20,000    19,993
Barclays Bank (A)
   5.620%,  12/01/97 ................    35,000    34,998
Norinchukin Bank
   5.810%,  03/18/98 ................    25,000    25,001
   5.980%,  09/18/98 ................    20,000    20,002
Societe Generale
   5.780%,  01/13/98 ................    10,000     9,999
   5.870%,  03/03/98 ................    15,000    14,999
   5.970%,  09/15/98 ................    10,000     9,997
Wachovia Bank
   6.150%,  04/27/98 ................    12,000    11,998
---------------------------------------------------------
     Total Certificates of Deposit
       (Cost $211,982) ..............             211,982
---------------------------------------------------------
BANK NOTES (7.4%)
FCC National Bank (A)
   5.610%,  12/01/97 ................    40,000    39,990
First of America Bank
   5.940%,  08/31/98 ................    20,000    19,992
PNC Bank N.A. (A)
   5.650%,  12/01/97 ................    13,000    12,998
---------------------------------------------------------
     Total Bank Notes
       (Cost $72,980) ...............              72,980
---------------------------------------------------------
CORPORATE OBLIGATIONS (25.4%)
BANKS - NATIONAL COMMERCIAL (2.0%)
Bank of New York
   6.000%,  03/24/98 ................    20,000    19,998
---------------------------------------------------------


                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
BUSINESS CREDIT INSTITUTIONS (2.5%)
Ford Motor Credit MTN
   7.125%,  12/01/97 ................   $15,000  $ 15,000
General Motors Acceptance MTN
   8.375%,  01/30/98 ................    10,000    10,040
---------------------------------------------------------
                                                   25,040
---------------------------------------------------------
COMPUTERS & SERVICES (4.7%)
IBM
   5.605%,  12/23/97 (A) ............    45,000    44,975
---------------------------------------------------------
FINANCIAL SERVICES (6.1%)
Associates of North America
   8.800%,  08/01/98 ................    15,000    15,259
General Motors Acceptance MTN
   7.250%,  04/15/98 ................     5,000     5,021
   6.150%,  05/22/98 ................    10,000    10,001
PHH MTN
   5.690%,  02/25/98 (A) ............    30,000    29,997
---------------------------------------------------------
                                                   60,278
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.0%)
Philip Morris
   9.250%,  12/01/97 ................    10,000    10,000
---------------------------------------------------------
SECURITY BROKERAGE/DEALERS (9.1%)
Bear Stearns
   5.720%,  01/06/98 (A) ............    25,000    25,000
   5.670%,  01/09/98 (A) ............    15,000    15,000
CS First Boston
   5.700%,  01/03/98 (A) ............     5,000     5,000
   5.700%,  01/07/98 ................    30,000    30,000
Merrill Lynch
   5.690%,  02/18/98 (A) ............    15,000    14,999
---------------------------------------------------------
                                                   89,999
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $250,290) ..............             250,290
---------------------------------------------------------
INSURANCE FUNDING AGREEMENTS (10.2%)
General American Life
   5.850%,  12/01/97 (A) ............    50,000    50,000
Integrity Life
   5.850%,  12/01/97 (A) ............    50,000    50,000
---------------------------------------------------------
     Total Insurance Funding Agreements
       (Cost $100,000) ..............             100,000
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
CASH RESERVE FUND (concluded)
                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
REPURCHASE AGREEMENTS (22.0%)
Deutsche Bank
  5.70%, dated 11/28/97, matures
  12/01/97, repurchase price
  $193,800,871 (collateralized by
  various FHLMC obligations, total par
  value $68,165,181, 6.00%-8.50%,
  09/01/03-02/01/25; various FNMA
  obligations, total par value:
  $115,277,874, 0.00%-8.50%,
  02/13/98-11/01/97; various GNMA
  obligations, total par value
  $52,747,504, 6.50%-9.50%,
  11/15/04-11/15/27:
  total market
  value: $197,583,907) ..............  $193,709 $ 193,709
Merrill Lynch
  5.70%, dated 11/28/97, matures
  12/01/97, repurchase price
  $21,992,926 (collateralized by
  various GNMA obligations, total par
  value $22,401,000, 5.50%-7.00%,
  02/20/27-09/15/27: total market
  value: $22,425,232) ...............    21,982    21,982

---------------------------------------------------------
     Total Repurchase Agreements
       (Cost $215,691) ..............             215,691
---------------------------------------------------------
     Total Investments (99.5%)
       (Cost $979,259) ..............             979,259
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.5%)            4,426
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 4.0 billion
  shares authorized) based on
  848,183,131 outstanding shares ....             848,183
Portfolio Shares of Investors Class A
  ($.001 par value -- .25 billion shares
  authorized) based on 135,510,107
  outstanding shares ................             135,510
Portfolio Shares of Investors Class B
  ($.001 par value -- .25 billion shares
  authorized) based on 37,909
  outstanding shares ................                  38
Undistributed net investment income .                   1
Accumulated net realized loss
  on investments                                      (47)
---------------------------------------------------------
     Total Net Assets: (100.0%)                  $983,685
---------------------------------------------------------


                                                    Value
                                                   ------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($848,140,157 / 848,183,131
SHARES OUTSTANDING) .................               $1.00
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($135,506,689 / 135,510,107
SHARES OUTSTANDING) .................               $1.00
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS B (1)
($37,902 / 37,909 SHARES OUTSTANDING)               $1.00
=========================================================
(A) Floating Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1997. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
U.S. TREASURY MONEY FUND

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
U.S. TREASURY OBLIGATIONS (20.6%)
U.S. Treasury Bill
   5.430%,  12/11/97 (A) ...........    $15,000  $ 14,978
U.S. Treasury Notes
   5.000%,  01/31/98 ...............     20,000    19,980
   6.125%,  03/31/98 ...............     10,000    10,003
   5.875%,  04/30/98 ...............     15,000    14,991
   6.000%,  05/31/98 ...............     10,000    10,009
   5.250%,  07/31/98 ...............     10,000     9,970
   6.125%,  08/31/98 ...............     10,000    10,028
   6.000%,  09/30/98 ...............     20,000    20,072
   5.875%,  10/31/98 ...............     10,000    10,020
   5.500%,  11/15/98 ...............     10,000     9,986
---------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $130,037) .............              130,037
---------------------------------------------------------
REPURCHASE AGREEMENTS (79.6%)
Deutsche Bank
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price $29,615,414
  (collateralized by U.S. Treasury Note,
  par value $28,640,000, 6.625%, 05/15/07;
  market value: $30,193,839) .......     29,601    29,601
J.P. Morgan
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price $29,647,997
  (collateralized by various U.S. Treasury
  obligations, total par value $30,066,000,
  0.00%-6.625%, 02/26/98-05/15/07;
  total market value: $30,237,069)       29,643    29,643
Merrill Lynch
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price $29,030,475
  (collateralized by various U.S. Treasury
  obligations, total par value $22,853,000,
  6.125%-13.75%, 08/31/98-08/15/25;
  total market value: $29,597,316)       29,017    29,017
Morgan Stanley
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price
  $18,537,654 (collateralized by U.S.
  Treasury Note, par value $18,460,000,
  6.25%, 07/31/98;
  market value: $18,909,841) .......     18,529    18,529
Prudential Bache
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price
  $28,867,840 (collateralized by U.S.
  Treasury Notes, total par value
  $29,203,000, 5.875%-6.375%,
  10/31/98-05/15/99; total
  market value: $29,431,521) .......     28,854    28,854



                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Swiss Bank
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price $154,369,639
  (collateralized by U.S. Treasury Notes,
  total par value $154,849,000,
  5.25%-5.625%, 12/31/97-10/31/99;
  total market value: $157,497,147)    $154,297  $154,297
Dresdner Bank
5.62%, dated 11/28/97, matures 12/01/97,
  repurchase price $30,428,754
  (collateralized by U.S. Treasury
  Note, par value $30,535,000,
  5.875, 02/28/99; market
  value: $31,023,685) ..............     30,415    30,415
Greenwich Bank
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price $153,906,342
  (collateralized by various U.S. Treasury
  obligations, total par value $144,693,000,
  6.125%-7.75%, 01/31/00-02/15/25;
  total market value: $156,913,513)     153,834   153,834
Union Bank of Switzerland
  5.66%, dated 11/28/97, matures
  12/01/97, repurchase price $29,387,305
  (collateralized by various U.S. Treasury
  obligations, total par value $29,736,000,
  0.00%-6.625%, 12/04/97-02/15/27;
  total market value: $29,961,388)       29,373    29,373
---------------------------------------------------------
     Total Repurchase Agreements
       (Cost $503,563) .............              503,563
---------------------------------------------------------
     Total Investments (100.2%)
       (Cost $633,600) .............              633,600
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.2%)          (1,219)
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 3.75 billion
  shares authorized) based on
  632,386,069 outstanding shares ...              632,386
Overdistributed net investment income                  (5)
---------------------------------------------------------
     Total Net Assets: (100.0%) ....             $632,381
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($632,381,332 / 632,386,069
 SHARES OUTSTANDING) ...............                $1.00
=========================================================
(A) The rate reflected on the Statement of Net Assets represents the security's discount rate at purchase.
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND
                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BONDS (95.6%)
CONNECTICUT (3.4%)
Connecticut Housing Finance
  Authority, AMT
   4.100%,  12/04/97 (A) (B) .......    $ 8,000   $ 8,000
---------------------------------------------------------
DISTRICT OF COLUMBIA (4.3%)
District of Columbia, Tax and Revenue
  Anticipation Note, Ser B, GO
   4.500%,  09/30/98 (B) ...........     10,000    10,050
---------------------------------------------------------
HAWAII (1.4%)
Hawaii Housing Finance and Development
  Authority, RB, AMT
   4.100%,  12/04/97 (A) (B) .......      3,255     3,255
---------------------------------------------------------
ILLINOIS (2.1%)
Chicago O'Hare International Airport,
  RB, AMT, AMBAC
   4.100%,  01/01/98 (A) ...........      5,000     5,000
---------------------------------------------------------
LOUISIANA (4.7%)
Pooled Louisiana State, AMT
   4.200%,  12/01/97 (A) (B) .......     10,940    10,940
---------------------------------------------------------
MARYLAND (4.7%)
Maryland State Department of
  Transportation, RB
   3.625%,  06/15/98 ...............      2,000     1,994
Montgomery County, TECP
   3.800%,  02/09/98 (B) ...........      9,000     9,000
---------------------------------------------------------
                                                   10,994
---------------------------------------------------------
NEW YORK (11.2%)
New York City Water and Sewer Finance
  Authority, RB, FSA
   4.000%,  12/04/97 (A) ...........      9,000     9,000
New York City, GO, AMBAC
   3.900%,  12/04/97 (A) ...........      9,000     9,000
New York Medical Care Facility, RB
   3.950%,  12/04/97 (A) (B) .......      8,140     8,140
---------------------------------------------------------
                                                   26,140
---------------------------------------------------------
NORTH CAROLINA (1.7%)
North Carolina Community Health Care
  Facilities, Givens Estate Project, RB
   3.700%,  12/01/97 (A) (B) .......      4,000     4,000
---------------------------------------------------------
OKLAHOMA (1.7%)
Oklahoma Water Reserve Board,
  State Loan Program, RB
   3.750%,  03/02/98 (A) (B) .......      4,000     4,000
---------------------------------------------------------
PENNSYLVANIA (5.3%)
Emmaus, General Authority, RB, FSA
   4.100%,  12/03/97 (A) ...........      3,500     3,500
Philadelphia Airport, AMT, RB, FGIC
   4.050%,  12/04/97 (A) ...........      9,000     9,000
---------------------------------------------------------
                                                   12,500
---------------------------------------------------------
                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
SOUTH CAROLINA (4.8%)
Florence County, McLeod Regional Medical
  Center Project, Ser A, RB, FGIC
   4.000%,  12/04/97 (A) ...........    $ 8,200   $ 8,200
South Carolina State Public Service
  Authority, Ser A, RB MBIA
   6.000%,  01/01/98 ...............      3,000     3,006
---------------------------------------------------------
                                                   11,206
---------------------------------------------------------
SOUTH DAKOTA (2.1%)
Heartland Consumers Power
  District, RB, FSA
   4.000%,  12/04/97 (A) ...........      5,035     5,035
---------------------------------------------------------
TEXAS (12.0%)
Plano, TECP, MBIA
   3.650%,  12/08/97 (B) ...........      9,000     9,000
San Antonio Electric and Gas, RB
   4.050%,  12/04/97 (A) (B) .......      9,000     9,000
Texas Tax and Revenue Anticipation
  Note, Ser A
   4.750%,  08/31/98 ...............     10,000    10,067
---------------------------------------------------------
                                                   28,067
---------------------------------------------------------
VIRGINIA (34.7%)
Chesterfield County, Industrial
  Development Authority, Philip Morris
  Companies Project, RB
   4.100%,  12/03/97 (A) (B) .......      5,500     5,500
Colonial Heights, Industrial Development
  Authority, Philip Morris Companies
  Project, RB
   4.100%,  12/03/97 (A) (B) .......      2,600     2,600
Fairfax County, Public Improvements, GO
   4.000%,  12/04/97 (A) (B) .......      3,300     3,300
Fairfax County, Public Improvements,
  Ser B, GO
   6.000%,  06/01/98 (B) ...........      2,410     2,434
Fredericksburg Industrial Development
  Authority, Hospital Facility, RB
   4.000%,  12/04/97 (A) ...........      4,495     4,495
Louisa County, Industrial Development
  Authority, RB
   4.050%,  12/03/97 (A) (B) .......      4,900     4,900
Pulaski County, Industrial Development
  Authority, Pulaski Furniture, RB
   4.050%,  12/03/97 (A) (B) .......      4,219     4,219
Richmond, Industrial Development
  Authority, Philip Morris Companies
  Project, RB
   4.100%,  12/03/97 (A) (B) .......      1,700     1,700
Richmond, Public Housing Authority,
  Old Manchester Project, Ser A, RB
   4.050%,  12/03/97 (A) (B) .......      8,550     8,550

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND (concluded)
                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
Virginia Housing Development Authority,
  RB, Mandatory Put 06/10/98 @ 100
   3.800%,  06/10/98 (A) ...........    $10,000   $ 9,997
Virginia Port Authority Facility,
  AMT, RB, MBIA
   4.100%,  12/04/97 (A) ...........      8,000     8,000
Virginia State College Building Authority,
  Equipment Leasing Program, RB
   3.850%,  02/01/98 ...............      7,710     7,709
Virginia State Transportation Board,
  US Route 58 Corridor Project, RB,
  Prerefunded 5/15/98 @ 102
   6.800%,  05/15/98 ...............      5,000     5,160
Waynesboro, Industrial Development
  Authority, Residential Care Facility, RB
   3.800%,  12/01/97 (A) (B) .......      4,200     4,200
York County, Industrial Development
  Authority, Philip Morris Companies
  Project, RB
   3.950%,  12/03/97 (A) (B) .......      2,700     2,700
York County, TECP, VEPCO
   3.900%,  03/09/98 (B) ...........      6,000     6,000
---------------------------------------------------------
                                                   81,464
---------------------------------------------------------
WASHINGTON (1.5%)
Seattle, Sewer Authority, RB,
  Prerefunded 01/01/98 @ 102 AMBAC
   7.375%,  01/01/98 ...............      2,000     2,046
Tacoma, Electric System, RB,
  Prerefunded 01/01/98 @ 102 AMBAC
   8.000%,  01/01/98 ...............      1,440     1,474
---------------------------------------------------------
                                                    3,520
---------------------------------------------------------
     Total Municipal Bonds
       (Cost $224,171) .............              224,171
---------------------------------------------------------
CASH EQUIVALENTS (3.8%)
Financial Square Tax Free Portfolio       6,642     6,642
SEI Institutional Tax Free Portfolio      2,147     2,147
---------------------------------------------------------
     Total Cash Equivalents
       (Cost $8,789) ...............                8,789
---------------------------------------------------------
     Total Investments (99.4%)
       (Cost $232,960) .............              232,960
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.6%)            1,511
---------------------------------------------------------


                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .9 billion
   shares authorized) based on
  226,844,447 outstanding shares ...             $226,844
Portfolio Shares of Investors Class A
  ($.001 par value -- .1 billion shares
  authorized) based on 7,633,972
  outstanding shares ...............                7,634
Overdistributed net investment income                  (8)
Accumulated net realized gain on investments            1
---------------------------------------------------------
     Total Net Assets: (100.0%) ....             $234,471
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($226,837,323 / 226,844,447
SHARES OUTSTANDING) ................                $1.00
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($7,633,691 / 7,633,972
SHARES OUTSTANDING) ................                $1.00
=========================================================
(A) Floating Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1997. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.

AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Investors Assurance
FSA--Financial Securities Assurance, Inc.
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond
Ser--Series
TECP--Tax Exempt Commercial Paper
VEPCO--Virginia Electric & Power Company

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
U.S. TREASURY OBLIGATIONS (4.1%)
U.S. Treasury Note
   8.000%,  05/15/01 ...............     $3,000   $ 3,199
---------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $3,201) ...............                3,199
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (16.1%)
FFCB
   6.470%,  03/20/02 ...............      2,500     2,485
FFCB MTN
   7.125%,  06/01/01 ...............      1,000     1,034
   8.600%,  05/30/06 ...............      1,000     1,074
FHLB
   5.870%,  06/26/98 ...............      2,000     2,002
FHLMC
   5.980%,  12/08/05 ...............      1,000       990
FNMA MTN
   6.610%,  03/24/99 ...............      1,750     1,767
   6.310%,  11/02/00 ...............        500       500
   6.250%,  01/14/04 ...............      1,000       987
   6.770%,  09/01/05 ...............      1,750     1,815
---------------------------------------------------------
     Total U.S. Government Agency Obligations
       (Cost $12,615) ..............               12,654
---------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (21.1%)
FHLMC Pool E00412
   7.000%,  01/01/11 ...............      1,832     1,853
FHLMC Pool G10664
   7.000%,  02/01/12 ...............      4,893     4,950
FHLMC REMIC 1933AE
   7.000%,  03/15/25 ...............      2,800     2,817
FNMA ARM Pool 305168
   7.802%,  12/01/97 (A) ...........        901       938
FNMA Pool 250820
   7.000%,  01/01/27 ...............      2,601     2,606
FNMA Pool 356039
   6.500%,  08/01/03 ...............      2,955     2,957
FNMA REMIC 92-199A
   5.250%,  11/25/99 ...............        489       485
GNMA Pool 207206
   9.750%,  03/15/99 ...............         10        12
---------------------------------------------------------
     Total U.S. Agency Mortgage-Backed Obligations
       (Cost $16,392) ..............               16,618
---------------------------------------------------------
CORPORATE OBLIGATIONS (42.1%)
AGRICULTURE (2.5%)
Alcan Aluminum
   5.875%,  04/01/00 ...............      2,000     1,987
---------------------------------------------------------
BANKS (7.0%)
Capital One Bank MTN
   6.830%,  05/17/99 ...............      2,000     2,007
Korea Development Bank
   7.900%,  02/01/02 ...............      1,500     1,464



                                         Face      Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
Popular North America
   6.625%,  10/27/02 ...............     $2,000   $ 2,007
---------------------------------------------------------
                                                    5,478
---------------------------------------------------------
BUSINESS CREDIT INSTITUTIONS (4.5%)
General Motors Acceptance
   7.750%,  01/15/99 ...............      1,500     1,526
USL Capital
   6.500%,  12/01/03 ...............      2,000     2,015
---------------------------------------------------------
                                                    3,541
---------------------------------------------------------
COMMUNICATIONS EQUIPMENT (3.3%)
US Cellular, Callable 08/15/04 @ 100
   7.250%,  08/15/07 ...............      2,525     2,569
---------------------------------------------------------
ELECTRICAL SERVICES (2.9%)
Detroit Edison
   6.400%,  10/01/98 ...............        975       975
Ohio Edison
   6.875%,  09/15/99 ...............      1,300     1,308
---------------------------------------------------------
                                                    2,283
---------------------------------------------------------
FINANCIAL SERVICES (6.5%)
Green Tree Financial
   6.500%,  09/26/02 ...............      2,000     2,003
Macsaver Financial Services
   7.875%,  08/01/03 ...............      3,000     3,083
---------------------------------------------------------
                                                    5,086
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (2.5%)
Philip Morris
   6.375%,  01/15/98 ...............      2,000     2,000
---------------------------------------------------------
MISCELLANEOUS MANUFACTURING (2.7%)
Penn Central
   9.750%,  08/01/99 ...............      2,000     2,090
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (2.6%)
United Dominion Realty
   7.250%,  01/15/07 ...............      2,000     2,080
---------------------------------------------------------
SECURITY BROKERAGE/DEALERS (7.6%)
Jefferies Group
   8.875%,  05/01/04 ...............      2,000     2,130
Salomon Brothers
   7.125%,  08/01/99 ...............      1,300     1,318
Smith Barney MTN
   6.625%,  07/01/02 ...............      2,500     2,519
---------------------------------------------------------
                                                    5,967
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $32,809) ..............               33,081
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND (concluded)


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
ASSET BACKED SECURITIES (12.7%)
AUTOMOTIVE (1.6%)
Chase Manhattan Grantor Trust,
  Ser 1995-B
   5.900%,  11/15/01 ...............     $  637    $  636
Ford Credit Auto Owner Trust,
  Ser 1996-A A2
   6.300%,  12/15/98 ...............        435       441
Premier Auto Trust, Ser 1993-5 A2
   4.220%,  03/02/99 ...............        139       138
---------------------------------------------------------
                                                    1,215
---------------------------------------------------------
CREDIT CARDS (5.1%)
Advanta Credit Card Master Trust,
  Ser 1995-F A1
   6.050%,  08/01/03 ...............      1,000       996
American Express Master Trust,
  Ser 1992-2 A
   6.600%,  05/15/00 ...............      2,000     2,012
Spiegel Master Trust, Ser 1995-A
   7.500%,  09/15/04 ...............      1,000     1,032
---------------------------------------------------------
                                                    4,040
---------------------------------------------------------
HOME EQUITY (5.1%)
CoreStates Home Equity Trust,
  Ser 1994-1A
   6.650%,  05/15/09 ...............        820       829
EQCC Home Equity Loan Trust,
  Ser 1994-1 A
   5.800%,  03/15/09 ...............        990       974
Equivantage, Ser 1996-1 A1
   6.550%,  10/25/25 ...............      1,046     1,043
Green Tree Financial, Ser 1995-7 A2
   6.150%,  11/15/26 ...............        590       591
The Money Store Home Equity Trust,
  Ser 1995-A1
   7.925%,  02/15/14 ...............        580       589
---------------------------------------------------------
                                                    4,026
---------------------------------------------------------
MOTOR HOMES (0.9%)
CIT RV Grantor Trust, Ser 1994-A A
   4.900%,  07/15/09 ...............        712       698
---------------------------------------------------------
     Total Asset Backed Securities
       (Cost $9,913) ...............                9,979
---------------------------------------------------------
CASH EQUIVALENT (2.8%)
Aim Liquid Assets Portfolio ........      2,235     2,235
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $2,235) ...............                2,235
---------------------------------------------------------
     Total Investments (98.9%)
       (Cost $77,165) ..............               77,766
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.1%)              856
---------------------------------------------------------



                                                   Market
                                                   Value
                                                   (000)
                                                  -------
NET ASSETS:
Portfolio Shares of Trust Class ($.001 par
  value -- 1.4 billion shares
  authorized) based on
  7,836,089 outstanding shares .....              $78,942
Portfolio Shares of Investors Class A
  ($.001 par value -- .1 billion shares
  authorized) based on 93,269
  outstanding shares ...............                  960
Overdistributed net investment income                  (2)
Accumulated net realized loss
  on investments ...................               (1,879)
Net unrealized appreciation
  on investments ...................                  601
---------------------------------------------------------
     Total Net Assets: (100.0%) ....              $78,622
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($77,695,789 / 7,836,089
SHARES OUTSTANDING) ................                $9.92
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($926,353 / 93,269
SHARES OUTSTANDING) ................                $9.93
---------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTORS CLASS A
($9.93 / 98.0%) ....................               $10.13
=========================================================
(A) Floating Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1997. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

ARM--Adjustable Rate Mortgage
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note
Ser--Series

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND


                                         Face      Market
                                        Amount     Value
                                         (000)     (000)
                                        ------     ------
U.S. TREASURY OBLIGATIONS (23.3%)
U.S. Treasury Bonds
   7.125%,  02/15/23 ...............    $ 7,000   $ 7,883
   6.500%,  11/15/26 ...............      5,500     5,794
U.S. Treasury Notes
   8.000%,  08/15/99 ...............      3,700     3,830
   8.000%,  05/15/01 ...............      2,000     2,133
   7.875%,  08/15/01 ...............      1,000     1,066
   7.500%,  11/15/01 ...............      2,000     2,113
   6.375%,  08/15/02 ...............      2,000     2,042
   7.250%,  05/15/04 ...............      5,000     5,366
   7.875%,  11/15/04 ...............     10,200    11,347
   7.500%,  02/15/05 ...............     26,500    28,955
---------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $67,747) ..............               70,529
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (8.8%)
FFCB
   6.470%,  03/20/02 ...............     12,100    12,025
FFCB MTN
   7.125%,  06/01/01 ...............      2,500     2,586
FHLMC
   5.980%,  12/08/05 ...............      1,000       990
FNMA
   8.350%,  11/10/99 ...............      1,000     1,043
   6.380%,  06/25/03 ...............      5,000     4,968
FNMA MTN
   6.250%,  01/14/04 ...............      3,300     3,258
International Bank Reconstruction &
  Development MTN
   9.100%,  06/01/99 ...............      1,500     1,569
---------------------------------------------------------
     Total U.S. Government Agency Obligations
       (Cost $26,396) ..............               26,439
---------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (26.3%)
FHLMC Pool E00412
   7.000%,  01/01/11 ...............      1,710     1,729
FHLMC Pool G10664
   7.000%,  02/01/12 ...............     12,327    12,469
FHLMC REMIC 1459 H
   7.000%,  07/15/19 ...............     10,087    10,105
FHLMC REMIC 1726 B
   6.750%,  11/15/04 ...............      7,000     7,115
FHLMC REMIC 1933 AE
   7.000%,  03/15/25 ...............     12,000    12,075
FHLMC REMIC 1934 E
   6.500%,  02/15/12 ...............      9,689     9,779
FNMA Pool 250820
   7.000%,  01/01/27 ...............     10,211    10,231
FNMA Pool 356039
   6.500%,  08/01/03 ...............      3,180     3,181
FNMA REMIC 1993-127 K
   6.500%,  10/25/21 ...............      4,500     4,474



                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
FNMA REMIC 91-01 1G
   7.000%,  01/25/21 ...............    $ 1,186   $ 1,180
GNMA Pool 207206
   9.750%,  03/15/99 ...............         18        19
GNMA Pool 376345
   6.500%,  12/15/23 ...............      7,269     7,153
---------------------------------------------------------
     Total U.S. Agency Mortgage-Backed Obligations
       (Cost $78,046) ..............               79,510
---------------------------------------------------------
CORPORATE OBLIGATIONS (34.6%)
AUTOMOTIVE (2.4%)
Ford Motor
   7.500%,  11/15/99 ...............      1,000     1,025
General Motors
   7.000%,  06/15/03 ...............      6,000     6,157
---------------------------------------------------------
                                                    7,182
---------------------------------------------------------
BANKS - NATIONAL COMMERCIAL (3.5%)
Capital One Bank MTN
   6.830%,  05/17/99 ...............      2,300     2,309
Central Fidelity
   8.150%,  11/15/02 ...............      3,000     3,210
NationsBank
   6.875%,  02/15/05 ...............      5,000     5,094
---------------------------------------------------------
                                                   10,613
---------------------------------------------------------
BUSINESS CREDIT INSTITUTIONS (3.4%)
Ford Motor Credit
   6.750%,  05/15/05 ...............      6,000     6,082
General Motors Acceptance
   8.500%,  01/01/03 ...............      1,000     1,088
General Motors Acceptance MTN
   7.000%,  03/01/00 ...............      1,000     1,016
USL Capital
   6.500%,  12/01/03 ...............      2,000     2,015
---------------------------------------------------------
                                                   10,201
---------------------------------------------------------
FINANCIAL SERVICES (6.2%)
Green Tree Financial
   6.500%,  09/26/02 ...............      9,000     9,011
Macsaver Financial Services
   7.875%,  08/01/03 ...............      9,550     9,813
---------------------------------------------------------
                                                   18,824
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (0.3%)
Philip Morris
   7.125%,  08/15/02 ...............      1,000     1,019
---------------------------------------------------------
HOTELS & LODGING (0.6%)
Marriott International
   7.125%,  06/01/07 ...............      1,750     1,783
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND (concluded)


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
INSURANCE (2.5%)
Hartford Life
   7.100%,  06/15/07 ...............    $ 7,500   $ 7,659
---------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (0.6%)
Occidental Petroleum
   8.500%,  11/09/01 ...............      1,600     1,716
---------------------------------------------------------
RETAIL (1.7%)
KMart
   8.125%,  12/01/06 ...............      5,000     5,063
---------------------------------------------------------
SECURITY BROKERAGE/DEALERS (11.8%)
Jefferies Group
   8.875%,  05/01/04 ...............      7,000     7,455
Lehman Brothers
   10.000%,  05/15/99 ..............      3,000     3,154
Paine Webber
   7.625%,  10/15/08 ...............      7,000     7,368
Salomon Brothers
   7.200%,  02/01/04 ...............     10,000    10,325
Smith Barney MTN
   6.625%,  07/01/02 ...............      7,200     7,254
---------------------------------------------------------
                                                   35,556
---------------------------------------------------------
UTILITIES, ELECTRIC, & GAS (1.6%)
Gulf States Utilities
   6.770%,  08/01/05 ...............      5,000     4,931
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $102,314) .............              104,547
---------------------------------------------------------
ASSET BACKED SECURITIES (5.0%)
American Express Master Trust,
  Ser 1992-2 A
   6.600%,  05/15/00 ...............      6,350     6,389
CIT RV Grantor Trust, Ser 1994-A A
   4.900%,  07/15/09 ...............        481       471
EQCC Home Equity Loan Trust, Ser 1994-1 A
   5.800%,  03/15/09 ...............        817       803
Ford Credit Auto Owner Trust, Ser 1996-A A2
   6.300%,  12/15/98 ...............        879       890
Green Tree Financial, Ser 1995-9 A2
   6.000%,  01/15/27 ...............      1,267     1,272
Green Tree Financial, Ser 1995-7 A2
   6.150%,  11/15/26 ...............      1,179     1,182
Olympic Automobile Receivables Trust,
  Ser 1995-D A4
   6.050%,  11/15/00 ...............      3,700     3,698
The Money Store Home Equity Trust,
  Ser 1995-A1
   7.925%,  02/15/14 ...............        362       368
---------------------------------------------------------
     Total Asset Backed Securities
       (Cost $14,998) ..............               15,073
---------------------------------------------------------


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
CASH EQUIVALENT (1.2%)
Aim Liquid Assets Portfolio ........    $ 3,491   $ 3,491
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $3,491) ...............                3,491
---------------------------------------------------------
     Total Investments (99.2%)
       (Cost $292,992) .............              299,589
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.8%)            2,488
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 1.4 billion
  shares authorized) based on
  30,115,872 outstanding shares ....              295,376
Portfolio Shares of Investors Class A
  ($.001 par value -- .1 billion shares
  authorized) based on 226,592
  outstanding shares ...............                2,247
Undistributed net investment income                     2
Accumulated net realized loss
  on investments ...................               (2,145)
Net unrealized appreciation
  on investments ...................                6,597
---------------------------------------------------------
     Total Net Assets: (100.0%) ....             $302,077
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($299,820,359 / 30,115,872
SHARES OUTSTANDING) ................                $9.96
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($2,256,771 / 226,592 SHARES
OUTSTANDING) .......................                $9.96
---------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTORS CLASS A
($9.96 / 97.0%) ....................               $10.27
=========================================================
FFCB--Federal Farm Credit Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
Ser--Series

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND


                                         Face      Market
                                        Amount      Value
                                         (000)      (000)
                                        ------     ------
U.S. TREASURY OBLIGATIONS (21.2%)
U.S. Treasury Bonds
   8.750%,  11/15/08 ...............     $  500    $  568
   6.500%,  11/15/26 ...............      3,500     3,687
U.S. Treasury Note
   8.000%,  05/15/01 ...............      3,000     3,199
---------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $7,141) ...............                7,454
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.7%)
FHLMC
   5.980%,  12/08/05 ...............        350       346
FNMA MTN
   6.770%,  09/01/05 ...............        250       259
---------------------------------------------------------
     Total U.S. Government Agency Obligations
       (Cost $611) .................                  605
---------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (42.2%)
FHLMC Pool E00412
   7.000%,  01/01/11 ...............        450       455
FHLMC Pool E66605
   6.500%,  03/01/12 ...............      3,320     3,310
FHLMC Pool G10664
   7.000%,  02/01/12 ...............      1,505     1,523
FHLMC REMIC 1934-E
   6.500%,  02/15/12 ...............      1,938     1,956
FNMA Pool 250820
   7.000%,  01/01/27 ...............      1,301     1,303
FNMA Pool 356039
   6.500%,  08/01/03 ...............        313       314
FNMA REMIC 1996-30 PC
   7.000%,  11/25/20 ...............      4,600     4,666
GNMA Pool 352020
   6.500%,  11/15/23 ...............        672       662
GNMA Pool 780429
   7.500%,  09/15/26 ...............        662       678
---------------------------------------------------------
     Total U.S. Agency Mortgage-Backed Obligations
       (Cost $14,674) ..............               14,867
---------------------------------------------------------
CORPORATE OBLIGATIONS (25.4%)
BANKS (0.7%)
Capital One Bank MTN
   6.830%,  05/17/99 ...............        250       251
---------------------------------------------------------
BUSINESS CREDIT INSTITUTIONS (0.7%)
General Motors Acceptance
   7.750%,  01/15/99 ...............        250       254
---------------------------------------------------------
COMMUNICATIONS EQUIPMENT (2.9%)
US Cellular
   7.250%,  08/15/07 ...............      1,000     1,017
---------------------------------------------------------
FINANCIAL SERVICES (5.7%)
Green Tree Financial
   6.500%,  09/26/02 ...............      1,000     1,001


                                         Face      Market
                                        Amount      Value
                                         (000)      (000)
                                        ------     ------
Macsaver Financial Services
   7.400%,  02/15/02 ...............     $1,000    $1,008
---------------------------------------------------------
                                                    2,009
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.6%)
Philip Morris
   7.625%,  05/15/02 ...............        550       572
---------------------------------------------------------
INSURANCE (3.2%)
Hartford Life
   7.100%,  06/15/07 ...............      1,100     1,123
---------------------------------------------------------
SECURITY BROKERAGE/DEALERS (10.7%)
Jefferies Group
   8.875%,  05/01/04 ...............      1,000     1,065
Salomon Brothers
   7.200%,  02/01/04 ...............      1,375     1,420
Smith Barney MTN
   6.625%,  07/01/02 ...............      1,250     1,259
---------------------------------------------------------
                                                    3,744
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $8,782) ...............                8,970
---------------------------------------------------------
ASSET BACKED SECURITIES (7.3%)
AFG Receivables Trust, Ser 1997-A
   6.350%,  10/31/02 ...............        844       846
EQCC Home Equity Loan Trust, Ser 1994-1 A
   5.800%,  03/15/09 ...............        102       100
Green Tree Financial , Ser 1995-9 A2
   6.000%,  01/15/27 ...............        380       382
Honda Auto Receivables Grantor Trust,
  Ser 1995-A
   6.200%,  12/15/00 ...............        218       218
Olympic Automobile Receivables Trust,
  Ser 1995-D A4
   6.050%,  11/15/00 ...............        825       825
The Money Store Home Equity Trust,
  Ser 1995-A1
   7.925%,  02/15/14 ...............        203       206
---------------------------------------------------------
     Total Asset Backed Securities
       (Cost $2,570) ...............                2,577
---------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
J.P. Morgan
  5.70%, dated 11/28/97, matures 12/01/97,
  repurchase price $551,402
  (collateralized by GNMA obligation,
  par value $548,118, 7.50%,
  11/15/27; market value: $562,164)         551       551
---------------------------------------------------------
     Total Repurchase Agreement
       (Cost $551) .................                  551
---------------------------------------------------------
     Total Investments (99.4%)
       (Cost $34,329) ..............               35,024
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.6%)              202
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND (concluded)
                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion
  shares authorized) based on
  3,283,536 outstanding shares .....              $33,327
Portfolio Shares of Investors Class B
  ($.001 par value -- .125 billion shares
  authorized) based on 116,784
  outstanding shares ...............                1,207
Overdistributed net investment income                  (1)
Accumulated net realized loss
  on investments ...................                   (2)
Net unrealized appreciation
  on investments ...................                  695
---------------------------------------------------------
     Total Net Assets: (100.0%) ....              $35,226
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($34,012,980 / 3,283,536
SHARES OUTSTANDING) ................               $10.36
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS B (1)
($1,213,115 / 116,784
SHARES OUTSTANDING) ................               $10.39
=========================================================
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note
Ser--Series

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BONDS (99.1%)
VIRGINIA (99.1%)
Alexandria, Industrial Development
  Authority, RB
   7.200%,  01/01/98 ...............     $1,000    $1,002
Arlington County, Public Improvements,
  GO, Callable 08/01/04 @ 102
   5.750%,  08/01/08 ...............      2,500     2,700
Big Stone Gap, Redevelopment &
  Housing Authority Wallens Ridge
  Project, RB, Callable 09/01/05 @ 102
   5.250%,  09/01/10 ...............      3,600     3,658
Chesapeake Bay, Bridge & Tunnel Authority,
  RB, Prerefunded 07/01/01 @ 102 MBIA
   6.375%,  07/01/22 ...............      7,000     7,621
Chesapeake, Hospital Authority,
  General Hospital Project, RB,
  Callable 07/01/00 @ 102
   8.200%,  07/01/05 ...............      1,000     1,101
Chesapeake, Public Improvements, GO
   5.800%,  08/01/02 ...............      2,000     2,130
Chesapeake, Refunding Bond, GO
   5.400%,  12/01/08 ...............      2,500     2,650
Chesterfield County, Health Center
  Community Project, RB,
  Callable 12/01/06 @ 102
   5.875%,  12/01/21 ...............        500       522
Chesterfield County, Refunding Bond, GO
   5.650%,  07/15/00 ...............      3,000     3,127
Danville, School Improvements, GO,
  Callable 08/01/03 @ 102 MBIA
   5.400%,  08/01/08 ...............        500       522
Fairfax County, Industrial Development
  Authority, Inova Health System Project,
  RB, Callable 08/15/06 @ 102
   5.300%,  08/15/07 ...............      1,500     1,569
Fairfax County, School Improvements,
  GO, Callable 06/01/01 @ 102
   5.200%,  06/01/13 ...............      5,000     5,112
Fairfax County, Sewer Authority, RB,
  Callable 11/15/03 @ 102, AMBAC
   5.400%,  11/15/07 ...............      2,000     2,105
   5.500%,  11/15/09 ...............      3,000     3,142
Fauquier County, School Improvements,
  GO, Callable  07/15/03 @ 102
   5.550%,  07/15/09 ...............        800       835
Fredericksburg, Industrial Development
  Authority, Hospital Facilities Project,
  RB, Callable 06/15/07 @ 102 AMBAC
   5.250%,  06/15/16 ...............      5,000     4,981
Hampton, Sanitation District Wastewater
  Authority, RB, Callable 10/01/03 @ 102
   4.900%,  10/01/06 ...............      2,000     2,042



                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------
Harrisonburg, Industrial Development
  Authority, Rockingham Memorial
  Hospital Project, RB,
  Callable 12/01/02 @ 102 MBIA
   5.750%,  12/01/13 ...............     $3,000    $3,082
Harrisonburg, Refunding Bond, GO
   6.000%,  08/01/99 ...............      1,000     1,030
Henrico County, Industrial Development
  Authority, Browning Ferris Project,
  RB, Mandatory Put 12/01/05 @ 100 (A)
   5.300%,  12/01/97 ...............      1,000     1,032
Henrico County, Industrial Development
  Authority, Government Projects RB,
  Callable 06/01/06 @ 102
   5.150%,  06/01/07 ...............      2,500     2,581
Henrico County, Industrial Development
  Authority, Residential and Health Care
  Facility, RB, Callable 07/01/03 @ 102
   6.150%,  07/01/26 ...............      2,000     2,002
Henrico County, Industrial Development
  Authority, Westminister Project, RB
   7.300%,  10/01/99 ...............      1,060     1,075
Henry County, Public Improvements, GO,
  Callable 07/15/04 @ 102
   6.000%,  07/15/14 ...............      1,000     1,056
James Madison University, RB,
  Callable 06/01/03 @ 102
   5.375%,  06/01/09 ...............        500       519
Loudoun County, Sanitation Authority,
  RB, Callable 01/01/03 @ 102 FGIC
   6.100%,  01/01/04 ...............      1,250     1,362
Loudoun County, Sanitation Authority,
  RB, Callable 01/01/07 @ 102 FGIC
   5.125%,  01/01/26 ...............      3,250     3,152
Loudoun County, Sanitation Authority,
  RB, FGIC
   5.900%,  01/01/02 ...............      1,000     1,062
Loudoun County, Ser A, GO,
  Callable 08/01/07 @ 102
   4.600%,  08/01/08 ...............      1,000       991
   5.000%,  08/01/17 ...............      2,000     1,927
Lynchburg, Refunding Bond, GO,
  Callable 04/01/03 @ 102
   5.250%,  04/01/08 ...............      2,000     2,073
Newport News, Public Housing Authority,
  Multi-Family Housing for
  Newport-Oxford Project, RB (A)
   4.000%,  12/01/97 ...............      1,300     1,300
Newport News, Public Improvements,
  GO, Callable 01/15/07 @ 102
   5.250%,  01/15/14 ...............      3,530     3,579
Newport News, Public Improvements,
  Ser A, GO, Callable 01/15/06 @ 102
   5.200%,  01/15/16 ...............        960       962

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
VIRGINIA (continued)
Newport News, Public Improvements,
  Ser A, GO, Callable 07/01/05 @ 102 MBIA
   5.500%,  07/01/12 ...............     $2,500    $2,584
Newport News, Refunding Bond, GO,
  Callable 07/01/99 @ 101.50
   5.700%,  07/01/05 ...............      2,000     2,065
Newport News, School Improvements, Ser A,
  GO, Prerefunded 11/01/00 @ 100.25
   6.200%,  11/01/01 ...............      1,000     1,059
Norfolk, Industrial Development Authority,
  Bon Secours Health Project, RB,
  Callable 08/15/07 @ 102
   5.250%,  08/15/26 ...............      4,200     4,121
Norfolk, Industrial Development Authority,
  Children's Hospital Project, RB, AMBAC
   6.900%,  06/01/06 ...............      1,000     1,156
Norfolk, Industrial Development Authority,
  Children's Hospital Project, RB,
  Callable 06/01/04 @ 102, AMBAC
   5.100%,  06/01/07 ...............      1,000     1,028
Norfolk, Industrial Development Authority,
  Public Health Center Project, RB,
  Callable 09/15/06 @ 102
   5.625%,  09/15/17 ...............      1,600     1,648
Norfolk, Industrial Development Authority,
  Sentara Hospital Project, Ser A, RB,
  Callable 11/01/04 @ 102
   4.800%,  11/01/06 ...............      1,000     1,006
   4.900%,  11/01/07 ...............      2,500     2,516
   5.000%,  11/01/08 ...............      2,500     2,516
Norfolk, Redevelopment & Housing
  Authority, Tidewater Community College
  Project, RB, Callable 11/01/05 @ 102
   5.800%,  11/01/08 ...............        700       760
Norfolk, Refunding Bond, Ser A, GO
   5.100%,  02/01/00 ...............      4,000     4,080
Peninsula Ports, Hospital Authority,
  Mary Immaculate Project, RB
   8.000%,  08/01/99 ...............        515       536
Peninsula Ports, Industrial Development
  Authority, Olde Hampton Hotel Project,
  RB, Callable 01/05/98 @ 101 (A) (B)
   4.875%,  07/01/99 ...............        490       491
Peumansend Creek, Regional Jail Authority,
  GAN, RB, Callable 04/01/99 @ 100
   4.550%,  04/01/00 ...............      5,000     5,019
Portsmouth, Public Improvements, GO,
  Prerefunded 08/01/00 @ 102
   6.750%,  08/01/04 ...............      1,500     1,622
Portsmouth, Refunding Bond, GO,
  Callable 08/01/03 @ 102
   5.450%,  08/01/07 ...............      2,000     2,103



                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------
Prince William County, Park Authority, RB
   5.500%,  10/15/99 ...............     $  500    $  511
   5.800%,  10/15/01 ...............        500       518
Prince William County, Park Authority, RB,
  Callable 10/15/04 @ 102
   6.200%,  10/15/05 ...............        500       525
Prince William County, Refunding Bond,
  Ser C, GO, Callable 08/01/03 @ 102
   5.000%,  08/01/07 ...............      5,000     5,144
Prince William County,
  Water & Sewer Authority, RB,
  Prerefunded 07/01/01 @ 102 FGIC
   6.500%,  07/01/21 ...............      1,000     1,089
Richmond, Metropolitan Expressway
  Authority, Ser A, RB,
  Callable 07/15/02 @ 102 FGIC
   5.900%,  07/15/03 ...............      1,500     1,618
Richmond, Public Improvements,
  Ser A, GO
   6.100%,  01/15/01 ...............      2,750     2,898
Richmond, Public Improvements,
  Ser A, GO, Callable 01/15/05 @ 102
   5.300%,  01/15/09 ...............      1,500     1,545
Richmond, Public Utility Authority,
  Ser A, RB, Callable 01/15/98 @ 102
   7.100%,  01/15/00 ...............      1,000     1,023
Richmond, Redevelopment & Housing
  Authority, RB, AMT (A)
   4.750%,  12/26/97 ...............      1,500     1,500
Roanoke, Industrial Development Authority,
  Roanoke Memorial Hospital Project, RB
   6.900%,  07/01/99 ...............      1,000     1,043
Roanoke, Industrial Development Authority,
  Roanoke Memorial Hospital Project,
  Ser B, RB, Callable 07/01/02 @ 102
   5.900%,  07/01/06 ...............      2,500     2,659
Roanoke, Industrial Development Authority,
  Roanoke Memorial Hospital Project,
  Ser B, RB, Callable 07/01/02 @ 102
   5.800%,  07/01/05 ...............        500       528
Roanoke, Public Improvements, GO
   4.900%,  02/01/06 ...............      1,000     1,029
Roanoke, Public Improvements, GO,
  Callable 02/01/06 @ 102
   5.000%,  02/01/12 ...............      3,165     3,165
Roanoke, Public Improvements, GO,
  Callable 01/20/98 @ 100.25
   6.700%,  08/01/98 ...............      1,000     1,007
Roanoke, Public Improvements, Ser B, GO
   5.800%,  08/01/00 ...............      1,000     1,044
Roanoke Valley, Waste Authority, RB
   5.400%,  09/01/02 ...............      1,450     1,488

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)


                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------
VIRGINIA (continued)
Southeastern Public Service Authority,
  Ser A, RB, MBIA
   5.150%,  07/01/09 ...............     $3,000    $3,098
Spotsylvania County, School Improvements,
  GO, Callable 07/15/02 @ 102
   5.300%,  07/15/03 ...............      1,500     1,558
Suffolk, Refunding Bond, GO,
  Callable 08/01/03 @ 102
   5.600%,  08/01/06 ...............      2,000     2,115
   5.700%,  08/01/07 ...............      2,000     2,120
Suffolk, Refunding & Improvement Bond, GO
   5.200%,  08/01/02 ...............      1,500     1,554
Tazewell County, Industrial
  Development Authority,
  Courthouse Project, RB,
  Callable 01/01/07 @ 102 MBIA
   5.300%,  01/01/27 ...............      1,000       984
University of Virginia, Hospital Authority,
  Ser E, RB, Callable 06/01/99 @ 100
   6.000%,  06/01/13 ...............      1,000     1,024
University of Virginia, Hospital Authority,
  Ser E, RB, Callable 06/01/99 @ 102
   6.750%,  06/01/01 ...............      2,500     2,638
   6.900%,  06/01/04 ...............      2,000     2,113
University of Virginia, Ser A, RB,
  Callable 06/01/03 @ 102
   5.200%,  06/01/12 ...............      1,500     1,517
Upper Occoquan, Sewer Authority, RB,
  Series A, Callable 07/01/06 @ 102 MBIA
   5.000%,  07/01/15 ...............      2,500     2,444
Virginia Beach, Development Authority,
  Residential and Health Care Facility, RB,
  Callable 07/01/07 @102
   6.050%,  07/01/20 ...............      1,500     1,513
Virginia Beach, Development Authority,
  Sentara Bayside Hospital Project, RB,
  Callable 11/01/01 @ 102
   6.300%,  11/01/21 ...............      1,750     1,851
Virginia Beach, Highway Improvements,
  Ser A, GO, Callable 03/01/01 @ 102
   6.400%,  03/01/03 ...............      1,000     1,079
Virginia Beach, Judicial Center Project,
  Prerefunded 09/01/00 @ 102, COP, FGIC
   7.000%,  09/01/01 ...............      1,500     1,637
Virginia Beach, Public Improvements,
  GO, Callable 05/01/97 @ 102
   6.900%,  05/01/98 ...............      1,000     1,013
Virginia Beach, Public Improvements,
  Ser A, GO, Prerefunded 10/01/99 @ 102
   6.900%,  10/01/03 ...............      1,000     1,069
Virginia Beach, Public Improvements,
  Ser C, GO
   6.100%,  08/01/00 ...............      1,000     1,050


                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------
Virginia Beach, Refunding Bond, GO
   5.000%,  07/15/03 ...............     $1,000    $1,031
   5.300%,  07/15/07 ...............      2,000     2,125
   5.450%,  07/15/11 ...............      1,000     1,068
Virginia Beach, Refunding Bond, GO,
  Callable 11/01/04 @ 102
   5.750%,  11/01/10 ...............      3,500     3,732
Virginia Commonwealth Port Authority, RB,
  Callable 07/01/98 @ 102
   8.200%,  07/01/08 ...............      1,500     1,566
Virginia Commonwealth Transportation Board,
  Northern Transit District, RB,
  Callable 05/15/07 @ 101
   5.125%,  05/15/19 ...............      2,250     2,219
Virginia Commonwealth Transportation
  Board, Oak Grave Connector, Ser A, RB,
  Callable 05/15/07 @ 101
   5.250%,  05/15/22 ...............      2,250     2,250
Virginia Polytechnic Institute &
  State University, Ser A, RB,
  Callable 06/01/06 @ 102
   5.350%,  06/01/09 ...............      2,000     2,080
Virginia State College Building Authority,
  University of Richmond Project, RB,
  Callable 11/01/02 @ 102
   6.250%,  11/01/12 ...............      2,000     2,135
Virginia State College Building Authority,
  University of Richmond Project, RB,
  Callable 11/01/04 @ 100
   5.550%,  11/01/19 ...............      6,500     6,914
Virginia State College Building Authority,
  University of Richmond Project, RB,
  Callable 11/01/99 @ 101
   6.400%,  11/01/22 ...............      1,000     1,048
Virginia State Education Loan Authority,
  RB, AMT
   5.600%,  03/01/03 ...............      2,500     2,628
Virginia State Education Loan Authority,
  RB, Callable 09/01/05 @ 100
   5.550%,  09/01/10 ...............      1,800     1,883
Virginia State Education Loan Authority,
  Ser B, RB, ETM
   4.850%,  09/01/01 ...............        520       529
Virginia State Education Loan Authority,
  Ser F, RB, ETM
   5.250%,  03/01/00 ...............        560       573
Virginia State Housing Development Authority,
  Ser B, RB, Callable 01/01/00 @ 102
   7.375%,  05/01/05 ...............      1,000     1,048
Virginia State Housing Development Authority,
  Ser B, RB, Callable 01/01/06 @ 102
   6.350%,  01/01/15 ...............      3,000     3,210
Virginia State Housing Development Authority,
  Ser C, RB, Callable 01/01/02 @ 102
   5.550%,  01/01/11 ...............      3,000     3,064

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (concluded)


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
VIRGINIA (continued)
Virginia State Housing Development Authority,
  Ser C, RB, Callable 01/01/04 @ 102
   5.700%,  05/01/05 ...............     $1,000   $ 1,060
Virginia State Housing Development Authority,
  Ser C, RB, Callable 07/01/02 @ 102
   6.000%,  07/01/06 (C) ...........      2,000     2,085
Virginia State Housing Development Authority,
  Ser I, RB, Callable 01/01/08 @ 102
   5.450%,  05/01/18 ...............      2,000     2,005
Virginia State Public Building Authority,
  Ser A, RB
   6.000%,  08/01/06 ...............      6,000     6,585
Virginia State Public Building Authority,
  Ser B, RB
   5.600%,  08/01/01 ...............      4,000     4,190
Virginia State Public School Authority, RB
   5.000%,  01/01/04 ...............      2,000     2,050
Virginia State Public School Authority, RB,
  Callable 01/01/02 @ 102
   6.250%,  01/01/08 ...............      2,000     2,143
Virginia State Public School Authority,
  Ser B, RB, Callable 01/01/00 @ 102
   5.850%,  01/01/02 ...............      1,500     1,571
Virginia State Public School Authority,
  Ser B, RB, Callable 01/01/03 @ 102
   5.600%,  01/01/05 ...............      1,880     1,990
Virginia State Public School Authority,
  Ser C, RB, Callable 01/01/04 @ 102
   4.875%,  01/01/09 ...............      1,000       999
Virginia State Refunding Bond, GO
   5.600%,  06/01/02 ...............      4,750     5,023
Virginia State Transportation Bord Contract,
  US Route 58 Corridor Development Program,
  RB, Prerefunded 05/15/1998 @ 102
   6.000%,  05/15/19 ...............      1,250     1,287
Virginia State University, Medical College
  Project, Ser D, RB
   3.900%,  07/01/99 ...............      2,000     1,995
Virginia State University, Ser A, RB,
  Callable 05/01/06 @ 102
   5.625%,  05/01/16 ...............      2,500     2,581
Winchester, Public Improvements, GO
   6.050%,  03/01/00 ...............        500       521
Winchester, Refunding Bond, GO,
  Callable 01/15/04 @ 102
   5.400%,  01/15/08 (B) ...........      1,000     1,041
---------------------------------------------------------
                                                  242,854
---------------------------------------------------------
     Total Municipal Bonds
       (Cost $234,656) .............              242,854
---------------------------------------------------------



                                           Face    Market
                                          Amount    Value
                                           (000)    (000)
                                          ------   ------
CASH EQUIVALENT (0.4%)
Federated Virginia Municipal Cash Trust    $904  $    904
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $904) .................                  904
---------------------------------------------------------
     Total Investments (99.5%)
       (Cost $235,560) .............              243,758
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.5%)            1,164
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion
  shares authorized) based on
  22,998,812 outstanding shares ....              228,035
Portfolio Shares of Investors Class A
  ($.001 par value -- .25 billion shares
  authorized) based on 759,272
  outstanding shares ...............                7,798
Undistributed net investment income                    72
Accumulated net realized gain
  on investments ...................                  819
Net unrealized appreciation
  on investments ...................                8,198
---------------------------------------------------------
     Total Net Assets: (100.0%) ....             $244,922
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($237,096,164 / 22,998,812
SHARES OUTSTANDING) ................               $10.31
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($7,825,561 / 759,272
SHARES OUTSTANDING) ................               $10.31
---------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTORS CLASS A
($10.31 / 96.5%) ...................               $10.68
=========================================================
(A) Floating Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1997. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.
(C) Security is restricted as to resale until January 1, 1998. This security acts as collateral for unsettled security purchases. At the end of the year, this security amounted to .85% of net assets.

AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
COP--Certificate of Participation
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Company
GO--General Obligation
MBIA--Municipal Bond Investors Assurance
RB--Revenue Bond

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND
                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------
MUNICIPAL BONDS (95.7%)
VIRGINIA (95.7%)
Albemarle County, Industrial Development
  Authority, Martha Jefferson Hospital Project,
  RB, Callable 10/01/03 @ 102
   5.800%,  10/01/09 ...............       $500      $517
Alexandria, Industrial Development Authority,
  Episcopal High School Project, RB,
  Callable 01/01/06 @ 102
   5.300%,  01/01/11 ...............        500       511
Alexandria, Industrial Development Authority,
  Potomac Electric Project, SER A, RB,
  Callable 02/15/04 @ 102, MBIA
   5.375%,  02/15/24 ...............        400       399
Alexandria, Redevelopment & Housing
  Authority, Buckingham Village Apartments
  Project, RB, Callable 01/01/06 @ 102
   6.050%,  07/01/16 ...............        250       261
Arlington County, Public Improvements, GO,
  Callable 06/01/05 @ 101.50
   5.400%,  06/01/12 ...............        250       259
Arlington County, Virginia Industrial
  Development Authority, Headquarters
  Facility, Ser A, RB, Callable 07/01/07 @ 102
   5.250%,  07/01/12 ...............        300       306
Capital Region Airport Community, Richmond
  International Airport Project, Ser A, RB,
  AMBAC, Callable 07/01/05 @ 102
   5.625%,  07/01/15 ...............        500       513
Chesapeake, Refunding Bond, GO
   5.250%,  12/01/06 ...............        500       524
Chesterfield County, Refunding Bond, GO,
  Callable 03/01/03 @ 101.50
   5.250%,  03/01/08 ...............        500       520
Fairfax County, Industrial Development
  Authority, Inova Health System
  Project, RB, FSA
   5.250%,  08/15/19 ...............        500       502
Fairfax County, Redevelopment & Housing
  Authority, Paul Spring Center Project,
  Ser A, RB, Callable 12/01/06 @ 103
   5.900%,  06/15/17 ...............        250       263
Fairfax County, Water Authority, RB,
  Callable 04/01/07 @ 102
   6.000%,  04/01/22 ...............        315       333
Fairfax County, Water Authority, RB,
  Prerefunded 04/01/07 @ 102
   6.000%,  04/01/22 ...............        185       205



                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------
Fairfax, Redevelopment & Housing Authority,
  RB, Callable 06/01/06 @ 102
   5.500%,  06/01/12 ...............     $  425    $  436
Fairfax, School & Public Improvements, GO,
  Callable 06/01/03 @ 102
   5.000%,  06/01/07 ...............        500       515
Frederick-Winchester, Service Authority,
  Regional Sewer System Project, RB,
  Callable 10/01/03 @ 102, AMBAC
   5.750%,  10/01/10 ...............        150       159
Fredericksburg, Industrial Development
  Authority, Hospital Facilities Project, RB,
  Callable 06/15/07 @ 102, AMBAC
   5.300%,  06/15/10 ...............        500       516
Hampton Roads, Sanitation District, RB,
  Callable 10/01/03 @ 102
   5.100%,  10/01/08 ...............        335       341
Henrico County, Industrial Development
  Authority, Residential & Healthcare Facility,
  RB, Callable 07/01/03 @ 102
   6.100%,  07/01/20 ...............      1,000     1,001
Henrico County, Public Improvements, GO,
  Callable 01/15/03 @ 102
   5.200%,  01/15/07 ...............        250       260
Henry County, Industrial Development
  Authority, Martinsville & Henry Hospital
  Project, RB, Callable 01/01/07 @ 101
   6.000%,  01/01/17 ...............        500       524
James City County, Public Improvements,
  GO, Callable 12/15/05 @ 102, FGIC
   5.250%,  12/15/14 ...............        250       252
Leesburg, Public Improvements, GO,
  Callable 06/01/05 @ 102, AMBAC
   5.400%,  06/01/10 ...............        250       260
Leesburg, Utility Systems, RB,
  Callable 07/01/07 @ 102, MBIA
   5.000%,  07/01/10 ...............        750       758
Loudoun County, Sanitation Authority
  Water & Sewer RB, FGIC,
  Callable 01/01/07 @ 102
   5.125%,  01/01/26 ...............        750       728
Loudoun County, School Improvements,
  GO, Callable 06/01/06 @ 102
   5.600%,  06/01/10 ...............        250       265
Lynchburg, Public Improvements, GO,
  Callable 05/01/06 @ 102
   5.100%,  05/01/11 ...............        500       506

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND (continued)

                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------
VIRGINIA (continued)
Newport News, Redevelopment & Housing
  Authority, RB, Callable 08/20/07 @ 102
   5.850%,  12/20/30 ...............      $ 500    $  509
Norfolk, Industrial Development Authority,
  Bon Secours Health Project, RB,
  Callable 08/15/07 @ 102, MBIA
   5.250%,  08/15/17 ...............        750       748
Norfolk, Public & Sewer Improvements,
  GO, Callable  06/01/06 @ 101
   5.250%,  06/01/09 ...............        500       515
Northern Virginia Transportation District,
  Virginia Railway Express Project, RB,
  Callable 07/01/00 @ 100, FSA
   6.000%,  07/01/14 ...............        250       256
Portsmouth, Public Improvements, GO,
  Callable 08/01/06 @ 101, FGIC
   5.250%,  08/01/21 ...............        500       501
Richmond, Metropolitan Expressway
  Authority, Ser A, RB,
  Callable 07/15/02 @ 100, FGIC
   5.750%,  07/15/22 ...............        250       254
Richmond, Redevelopment & Housing
  Authority, Richmeade Project RB, AMT (A)
   4.750%,  12/26/97 ...............        500       500
Roanoke, Public Improvements Project,
  GO, Callable 08/01/04 @ 102
   5.150%,  08/01/12 ...............        250       253
Spotsylvania County, Water & Sewer System,
  RB, Callable 06/01/07 @ 102, MBIA
   5.250%,  06/01/12 ...............        500       507
   5.250%,  06/01/22 ...............        250       249
Stafford County, Water & Sewer System,
   RB, Callable 06/01/03 @ 102, FGIC
   5.250%,  06/01/12 ...............        250       253
Virginia Beach, Development Authority,
  Residential & Healthcare Facility, RB,
  Callable 07/01/07 @ 102
   6.150%,  07/01/27 ...............        250       252
Virginia Beach, Refunding Bond, GO
   5.450%,  07/15/11 ...............        200       214
Virginia Polytechnic Institute & State
  University, RB, Callable 06/01/06 @ 102
   5.500%,  06/01/16 ...............        200       204



                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------
Virginia State Housing Development Authority,
  Commonwealth Mortgage Project,
  Ser A-4, AMT, RB,
  Callable 01/01/06 @ 102, MBIA
   6.350%,  07/01/18 ...............     $  150    $  159
Virginia State Housing Development
  Authority, Commonwealth Mortgage Project,
  RB, Ser A, Callable 01/01/03 @ 102
   6.400%,  07/01/17 ...............      1,000     1,060
Virginia State Park Authority,
  Biotechnology Research Project,
  RB, Callable 09/01/06 @ 101
   5.250%,  09/01/18 ...............        500       503
Virginia State Public Building Authority,
  RB, Callable 08/01/05 @ 101
   5.200%,  08/01/16 ...............        300       299
Virginia State Public School Authority,
  RB, Callable 08/01/07 @ 102
   5.375%,  08/01/18 ...............        500       506
Virginia State University, Ser A, RB,
  Callable 05/01/06 @ 102
   5.625%,  05/01/16 ...............      1,000     1,033
West Point, Industrial Development
  Authority, Chesapeake Corporation Project,
  Ser B, RB, Callable  03/01/04 @ 102
   6.250%,  03/01/19 ...............        165       176
---------------------------------------------------------
                                                   20,585
---------------------------------------------------------
     Total Municipal Bonds
       (Cost $20,010) ..............               20,585
---------------------------------------------------------
CASH EQUIVALENT (3.2%)
Federated Virginia Municipal Cash Trust     702       702
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $702) .................                  702
---------------------------------------------------------
     Total Investments (98.9%)
       (Cost $20,712) ..............               21,287
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.1%)              233
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND (concluded)
                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion
  shares authorized) based on
  1,918,956 outstanding shares .....              $19,459
Portfolio Shares of Investors Class B
  ($.001 par value -- .125 billion
  shares authorized) based on
  140,814 outstanding shares .......                1,431
Accumulated net realized gain
  on investments ...................                   55
Net unrealized appreciation
  on investments ...................                  575
---------------------------------------------------------
     Total Net Assets: (100.0%) ....              $21,520
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($20,043,983 / 1,918,956
SHARES OUTSTANDING) ................               $10.44
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS B (1)
($1,475,695 / 140,814
SHARES OUTSTANDING) ................               $10.48
=========================================================
(A) Floating Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1997. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
FSA--Financial Securities Assurance, Inc.
GO--General Obligation
MBIA--Municipal Bond Investors Assurance
RB--Revenue Bond
Ser--Series

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BONDS (97.4%)
MARYLAND (94.9%)
Anne Arundel County, Public Improvements,
  GO, Callable 02/01/04 @ 101.50
   4.600%,  02/01/06 ...............       $250      $250
Baltimore, Construction & Public
  Improvements, GO,
  Callable 06/01/06 @ 101
   5.500%,  06/01/16 ...............        250       257
Baltimore County, Metropolitan
  District Water Utility Improvements,
  Ser 64, GO, Callable 08/01/03 @ 102
   5.000%,  08/01/13 ...............        100       100
Baltimore County, Parking Authority, RB,
  Prerefunded 07/01/99 @ 102
   7.200%,  07/01/19 ...............        200       213
Baltimore County, Pension Funding, GO,
  Callable 08/01/08 @ 101
   5.125%,  08/01/15 ...............        500       492
Baltimore, Emergency Telecomm
  Facilities, Ser A, COP,
  Callable 10/01/07 @ 102 AMBAC
   5.000%,  10/01/17 ...............        400       394
Baltimore, Parking Authority
  Refunding Bond, RB, FGIC
   4.350%,  07/01/02 ...............        200       200
Baltimore, Pollution Control General
  Motors Corporate Project, RB
   5.350%,  04/01/08 ...............        250       263
Calvert County, Pollution Control
  Baltimore Gas & Electric Company
  Project, RB, Callable 07/15/04 @ 102
   5.550%,  07/15/14 ...............        250       257
Carroll County, Public Improvements,
  GO, Callable 12/01/06 @ 101
   5.125%,  12/01/14 ...............        500       508
Harford County, Refunding Bond, GO,
  Callable 12/01/03 @ 102
   4.900%,  12/01/12 ...............        100        99
Howard County, Public Improvements,
  Ser A, GO, Callable 02/15/05 @ 101
   5.650%,  02/15/16 ...............        100       104
Maryland State Community Development
  Administration, Multi-Family Housing
  Program, Ser B, RB,
  Callable 05/15/05 @ 102
   5.650%,  05/15/15 ...............        115       118
Maryland State Community Development
  Administration, Single-Family Housing
  Program, Callable 04/01/07 @ 101.50
   5.600%,  04/01/18 (C) ...........        500       514
Maryland State Facilities Improvement,
  GO, Callable 10/15/05 @ 100
   5.000%,  10/15/06 ...............        250       258
Maryland State Health & Higher
  Educational Facilities Authority,
  Broadmead Project, RB
   5.500%,  07/01/17 ...............        300       296



                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------
Maryland State Health & Higher
  Educational Facilities Authority,
  Good Samaritan Hospital Project,
  RB, Callable 07/01/03 @ 102
   5.750%,  07/01/19 ...............       $100      $103
Maryland State Health & Higher
  Educational Facilities Authority,
  Johns Hopkins Health System,
  RB, Callable 07/01/07 @ 102, AMBAC
   5.250%,  07/01/17 ...............        350       354
Maryland State Health & Higher
  Educational Facilities Authority,
  Loyola College Project, RB,
  Callable 10/01/06 @ 102, MBIA
   5.500%,  10/01/16 ...............        250       258
Maryland State Health & Higher
  Educational Facilities Authority,
  North Arundel Hospital, Ser A, RB, (A) (B)
   4.000%,  12/01/97 ...............        700       700
Maryland State Health & Higher Education
  Facilities Authority, Pickersgill Project,
  Ser A, RB, Callable 01/01/07 @ 102
   6.000%,  01/01/15 ...............        350       367
Maryland State Health & Higher
  Educational Facilities Authority,
  University of Maryland Medical
  Systems Project, Ser A,
  Prerefunded 07/01/01 @ 100, FGIC
   6.500%,  07/01/21 ...............        200       215
Maryland State Industrial Development
  Authority, Holy Cross Health System,
  RB, Callable 12/01/03 @ 102
   5.500%,  12/01/15 ...............        100       101
Maryland State National Park & Planning
  Authority, Prince Georges Project, GO,
  Prerefunded 07/01/00 @ 102
   6.900%,  07/01/02 ...............        100       108
Maryland State Public Improvements,
  Ser 1, GO, Callable 02/15/06 @ 101.50
   4.700%,  02/15/10 ...............        300       297
Maryland State Stadium Authority,
  Sports Facility, RB,
  Callable 03/01/06 @ 101, AMBAC
   5.800%,  03/01/26 ...............        250       258
Maryland State Transportation
  Authority, RB, ETM
   6.800%,  07/01/16 ...............        120       141
Montgomery County, Community Housing
  Authority Multi-Family Housing Project,
  Ser A, RB, Callable 07/01/05 @ 102
   6.000%,  07/01/20 ...............        100       105
Montgomery County, Human Services
  Headquarters Project, RB
   5.400%,  08/01/06 ...............        200       212
Montgomery County, Pollution Control
  Potomac Electric Power Company Project,
  RB, Callable 02/15/04 @ 102
   5.375%,  02/15/24 ...............        100       100

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND (concluded)


                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------
MARYLAND (continued)
Montgomery County, Refunding Bond,
  Ser A, GO
   5.800%,  07/01/07 ...............       $500    $  551
Northeast Maryland Waste Disposal
  Authority Montgomery County Project,
  RB, Callable 07/01/03 @ 102
   6.200%,  07/01/10 ...............        275       288
Ocean City, Refunding Bond, GO, MBIA
   4.500%,  10/15/05 ...............        100        99
Prince Georges County, Dimensions Health
  Project, RB, Callable 07/01/04 @ 102
   5.375%,  07/01/14 ...............        250       252
   5.300%,  07/01/24 ...............        250       246
Prince Georges County, Public Improvements,
  GO, Callable 09/01/02 @ 102
   5.625%,  09/01/04 ...............        250       267
Prince Georges County, Water Utility
  Improvements Stormwater Management
  Project, GO, Callable 03/15/03 @ 102
   5.500%,  03/15/13 ...............        100       101
Queen Annes County, School
  Improvements, GO
   5.125%,  11/15/06 ...............        350       368
Saint Mary's County, GO,
  Callable 11/01/03 @ 102, AMBAC
   5.500%,  11/01/07 ...............        150       159
Saint Mary's County,GO, MBIA
   4.500%,  09/01/00 ...............        500       505
University of Maryland, Systems Auxiliary
  Facility & Tuition, Ser A, RB,
  Callable 04/01/05 @ 102
   5.400%,  04/01/09 ...............        100       104
University of Maryland, Systems Auxiliary
  Faculty & Tuition, Ser A, RB,
  Callable 04/01/06 @ 101
   5.500%,  04/01/08 ...............        100       106
University of Maryland, Systems Auxiliary
  Faculty & Tuition, Ser C, RB
   4.350%,  10/01/03 ...............        250       251
Washington County, Refunding Bond, GO,
  Callable 01/01/03 @ 102, FGIC
   5.250%,  01/01/07 ...............        100       104
Washington County, Suburban Sanitation
  District, GO, Callable 06/01/06 @ 100
   5.600%,  06/01/19 ...............        250       256
Worcester County, Refunding Bond, GO,
  Callable 08/01/06 @ 101, MBIA
   5.500%,  08/01/12 ...............        100       105
---------------------------------------------------------
                                                   11,404
---------------------------------------------------------
PUERTO RICO (2.5%)
Commonwealth Highway
  and Transportation Authority,
  Ser Y, RB, Callable 07/01/06 @ 101.50
   5.500%,  07/01/26 ...............        300       301
---------------------------------------------------------
     Total Municipal Bonds
       (Cost $11,419) ..............               11,705
---------------------------------------------------------


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
CASH EQUIVALENTS (5.4%)
Aim Tax Free Institutional
  Cash Reserve .....................       $141    $  141
Federated Maryland Municipal
  Cash Trust .......................        512       512
---------------------------------------------------------
     Total Cash Equivalents
       (Cost $653) .................                  653
---------------------------------------------------------
     Total Investments (102.8%)
       (Cost $12,072) ..............               12,358
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-2.8%)            (336)
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .9 billion
  shares authorized) based on
  1,152,349 outstanding shares .....               11,221
Portfolio Shares of Investors Class B
  ($.001 par value -- .05 billion shares
  authorized) based on 56,361
  outstanding shares ...............                  545
Accumulated net realized loss
  on investments ...................                  (30)
Net unrealized appreciation
  on investments ...................                  286
---------------------------------------------------------
     Total Net Assets: (100.0%) ....              $12,022
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($11,460,851 / 1,152,349
SHARES OUTSTANDING) ................                $9.95
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS B (1)
($561,433 / 56,361 SHARES OUTSTANDING)              $9.96
=========================================================
(A) Floating Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1997. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.
(C) Security is restricted as to resale until April 2, 1998. This security acts as collateral for unsettled security purchases. At the end of the year, this security amounted to 4.28% of net assets.
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Corporation
COP--Certificate of Participation
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Company
GO--General Obligation
MBIA--Municipal Bond Investors Assurance
RB--Revenue Bond
Ser--Series


 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VALUE FUND
                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
COMMON STOCKS (95.9%)
AIRCRAFT (1.2%)
Coltec Industries* .................    325,000   $ 7,577
---------------------------------------------------------
BANKS (2.2%)
BankAmerica ........................     75,000     5,475
NationsBank ........................    140,000     8,409
---------------------------------------------------------
                                                   13,884
---------------------------------------------------------
CHEMICALS (1.4%)
Great Lakes Chemical ...............    200,000     8,975
---------------------------------------------------------
CONSUMER SERVICES (1.8%)
Accustaff* .........................    375,000    11,086
---------------------------------------------------------
COMPUTERS, SOFTWARE & SERVICES (13.0%)
BMC Software* ......................    100,000     6,487
Cabletron Systems* .................    350,000     8,050
Cisco Systems* .....................    125,000    10,773
Compaq Computer ....................    200,000    12,487
IBM ................................     40,000     4,382
Intel ..............................    150,000    11,644
Microsoft* .........................     60,000     8,486
Quantum* ...........................    325,000     8,592
Storage Technology* ................    175,000    11,298
---------------------------------------------------------
                                                   82,199
---------------------------------------------------------
DIVERSIFIED (3.2%)
Loews ..............................     90,000     9,551
Textron ............................    212,000    12,534
---------------------------------------------------------
                                                   22,085
---------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.5%)
General Electric ...................    100,000     7,375
---------------------------------------------------------
ENERGY & POWER (0.8%)
Calenergy* .........................    150,000     4,987
---------------------------------------------------------
ENERGY SERVICES (2.0%)
Dresser Industries .................    200,000     7,475
Schlumberger .......................     60,000     4,939
---------------------------------------------------------
                                                   12,414
---------------------------------------------------------
FINANCIAL SERVICES (3.8%)
Fannie Mae .........................    200,000    10,563
Morgan Stanley, Dean Witter, Discover   248,450    13,494
---------------------------------------------------------
                                                   24,057
---------------------------------------------------------


                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
FOOD, BEVERAGE & TOBACCO (8.8%)
Archer Daniels Midland .............    400,000   $ 8,550
Coca Cola ..........................     85,000     5,313
Kellogg ............................    175,000     8,116
Nabisco Holdings, Cl A .............    250,000    11,656
Philip Morris ......................    200,000     8,700
Quaker Oats ........................    250,000    13,250
---------------------------------------------------------
                                                   55,585
---------------------------------------------------------
GAS/NATURAL GAS (1.7%)
Columbia Gas Systems ...............    150,000    10,913
---------------------------------------------------------
HEALTHCARE SERVICES (1.5%)
Aetna ..............................    125,000     9,422
---------------------------------------------------------
INSURANCE (5.1%)
American International Group .......     80,000     8,065
Cigna ..............................     85,000    14,216
General RE .........................     50,000     9,925
---------------------------------------------------------
                                                   32,206
---------------------------------------------------------
MACHINERY (3.5%)
Case ...............................    125,000     7,750
Caterpillar ........................    110,000     5,273
Ingersoll-Rand .....................    225,000     9,197
---------------------------------------------------------
                                                   22,220
---------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (9.2%)
Amgen* .............................    225,000    11,503
Beverly Enterprises* ...............    300,000     5,100
Merck ..............................    100,000     9,456
Schering Plough ....................    175,000    10,970
Tenet Healthcare* ..................    350,000    11,091
United States Surgical .............    375,000     9,891
---------------------------------------------------------
                                                   58,011
---------------------------------------------------------
METALS & MINING (1.4%)
Alumax* ............................    290,000     9,117
---------------------------------------------------------
PAPER & PAPER PRODUCTS (1.5%)
Fort James .........................    249,999     9,781
---------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (7.1%)
Apache .............................    150,000     5,513
Exxon ..............................     95,000     5,795
Mobil ..............................    100,000     7,194
Phillips Petroleum .................    125,000     6,055
Unocal .............................    300,000    11,944
USX-Marathon Group .................    250,000     8,563
---------------------------------------------------------
                                                   45,064
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
VALUE FUND (concluded)

                                         Shares/
                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------

PRINTING & PUBLISHING (1.4%)
Gannett ............................    150,000   $ 8,709
---------------------------------------------------------
RAILROADS (1.8%)
Canadian Pacific Limited ...........    400,000    11,325
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (2.1%)
Hospitality Properties Trust .......    375,000    13,336
---------------------------------------------------------
RECREATIONAL PRODUCTS & SERVICES (1.5%)
Carnival Cruise Lines, Cl A ........    175,000     9,461
---------------------------------------------------------
RETAIL (8.0%)
Federated Department Stores* .......    175,000     7,973
J.C. Penney ........................     75,000     4,819
Kroger* ............................    300,000    10,331
Lowes ..............................    225,000    10,336
Toys R Us* .........................    200,000     6,825
Wendy's International ..............    500,000    10,500
---------------------------------------------------------
                                                   50,784
---------------------------------------------------------
SAVINGS & LOANS (1.4%)
Golden West Financial ..............    100,000     8,962
---------------------------------------------------------
STEEL & STEEL WORKS (1.7%)
AK Steel Holding ...................    100,000     1,969
Nucor ..............................    175,000     8,750
---------------------------------------------------------
                                                   10,719
---------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (3.0%)
AT&T ...............................    300,000    16,763
Worldcom* ..........................     75,000     2,400
---------------------------------------------------------
                                                   19,163
---------------------------------------------------------
UTILITIES, ELECTRIC, & GAS (4.3%)
CMS Energy .........................    200,000     7,875
Southern ...........................    300,000     7,200
Texas Utilities ....................    300,000    12,000
---------------------------------------------------------
                                                   27,075
---------------------------------------------------------
     Total Common Stocks
       (Cost $502,409) .............              606,492
---------------------------------------------------------
CASH EQUIVALENT (3.7%)
Aim Liquid Assets Portfolio ........    $23,310    23,310
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $23,310) ..............               23,310
---------------------------------------------------------
     Total Investments (99.6%)
       (Cost $525,719) .............              629,802
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.4%)            2,402
---------------------------------------------------------


                                                  Market
                                                   Value
                                                   (000)
                                                  ------

NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 1.0 billion
  shares authorized) based on
  35,706,922 outstanding shares ....             $378,595
Portfolio Shares of Investors Class A
  ($.001 par value -- .25 billion
  shares authorized) based on
  1,689,172 outstanding shares .....               20,654
Portfolio Shares of Investors Class B
  ($.001 par value -- .25 billion
  shares authorized) based on 799,622
  outstanding shares ...............               11,151
Undistributed net investment income                    24
Accumulated net realized gain
  on investments ...................              117,697
Net unrealized appreciation
  on investments ...................              104,083
---------------------------------------------------------
     Total Net Assets: (100.0%) ....             $632,204
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($590,823,969 / 35,706,922
SHARES OUTSTANDING) ................               $16.55
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($28,111,539 / 1,689,172
SHARES OUTSTANDING) ................               $16.64
---------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTORS CLASS A
($16.64 / 95.5%) ...................               $17.42
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS B (1)
($13,268,770 / 799,622
SHARES OUTSTANDING) ................               $16.59
=========================================================
* Non-income producing security.
Cl--Class
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND

                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
COMMON STOCKS (94.6%)
APPAREL/TEXTILES (1.1%)
Unifi ..............................     30,000   $ 1,140
---------------------------------------------------------
BANKS (1.9%)
State Street .......................     35,000     2,082
---------------------------------------------------------
CHEMICALS (1.8%)
Praxair ............................     45,000     1,977
---------------------------------------------------------
COMPUTERS, SOFTWARE & SERVICES (17.3%)
BMC Software* ......................     38,000     2,465
Cabletron Systems* .................     45,000     1,035
Cisco Systems* .....................     15,000     1,293
Compaq Computer ....................     28,000     1,748
Computer Associates International ..     36,000     1,874
Electronics for Imaging* ...........     37,000     1,776
Hewlett Packard ....................     20,000     1,221
Intel ..............................     22,000     1,708
Mcafee Associates* .................     40,000     1,825
Microsoft* .........................     10,000     1,414
Storage Technology* ................     35,000     2,260
---------------------------------------------------------
                                                   18,619
---------------------------------------------------------
COSMETICS, SOAPS & TOILETRIES (0.7%)
Procter & Gamble ...................     10,000       763
---------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.0%)
General Electric ...................     15,000     1,106
---------------------------------------------------------
FINANCIAL SERVICES (5.5%)
Fiserv* ............................     30,000     1,453
Fannie Mae .........................     42,000     2,218
T. Rowe Price and Associates .......     35,000     2,275
---------------------------------------------------------
                                                    5,946
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (6.8%)
Coca Cola ..........................     18,000     1,125
Hershey Foods ......................     15,000       921
Kellogg ............................     21,000       974
Nabisco Holdings, Cl A .............     14,000       653
PepsiCo ............................     24,000       885
Philip Morris ......................     43,000     1,870
Quaker Oats ........................     16,000       848
---------------------------------------------------------
                                                    7,276
---------------------------------------------------------
INSURANCE (5.6%)
American International Group .......     22,000     2,218
Jefferson-Pilot ....................     25,000     1,908
Travelers ..........................     37,500     1,894
---------------------------------------------------------
                                                    6,020
---------------------------------------------------------


                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
MACHINERY (3.9%)
Dover ..............................     30,000    $2,012
Illinois Tool Works ................     40,000     2,192
---------------------------------------------------------
                                                    4,204
---------------------------------------------------------
MANUFACTURING (4.2%)
Mattel .............................     63,000     2,524
Tyco International Limited .........     50,000     1,962
---------------------------------------------------------
                                                    4,486
---------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (13.2%)
Abbott Laboratories ................     30,000     1,950
Amgen* .............................     35,000     1,789
Johnson & Johnson ..................     43,000     2,706
Merck ..............................     20,000     1,891
Schering Plough ....................     40,000     2,508
United States Surgical .............     60,000     1,583
Watson Pharmaceuticals* ............     60,000     1,785
---------------------------------------------------------
                                                   14,212
---------------------------------------------------------
PAPER & PAPER PRODUCTS (1.0%)
Fort James .........................     27,500     1,076
---------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (5.8%)
Nabors Industries* .................     30,000     1,052
Oryx Energy* .......................     35,000       945
Schlumberger .......................     20,000     1,646
Tidewater ..........................     30,000     1,682
Vintage Petroleum ..................     50,000       969
---------------------------------------------------------
                                                    6,294
---------------------------------------------------------
PRINTING & PUBLISHING (3.0%)
Gannett ............................     32,000     1,858
Meredith ...........................     40,000     1,395
---------------------------------------------------------
                                                    3,253
---------------------------------------------------------
PROFESSIONAL SERVICES (3.2%)
Accustaff* .........................     55,000     1,626
Service International ..............     50,000     1,828
---------------------------------------------------------
                                                    3,454
---------------------------------------------------------
RECREATIONAL PRODUCTS & SERVICES (1.3%)
Carnival Cruise Lines, Cl A ........     25,000     1,352
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (concluded)


                                        Shares/
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    -------
RETAIL (10.3%)
Cracker Barrel Old Country Stores ..     30,000    $  960
Home Depot .........................     48,000     2,685
Lowe's .............................     40,000     1,838
TJX ................................     70,000     2,415
Toys R Us* .........................     13,000       444
Walgreen ...........................     40,000     1,288
Wendy's International ..............     70,000     1,470
---------------------------------------------------------
                                                   11,100
---------------------------------------------------------
STEEL & STEEL WORKS (1.9%)
Nucor ..............................     40,000     2,000
---------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (2.8%)
Worldcom* ..........................     95,000     3,040
---------------------------------------------------------
WHOLESALE (2.3%)
Richfood Holdings ..................     90,000     2,458
---------------------------------------------------------
     Total Common Stocks
       (Cost $83,445) ..............              101,858
---------------------------------------------------------
CASH EQUIVALENT (4.1%)
Aim Liquid Assets Portfolio ........     $4,399     4,399
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $4,399) ...............                4,399
---------------------------------------------------------
     Total Investments (98.7%)
       (Cost $87,844) ..............              106,257
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.3%)            1,439
---------------------------------------------------------


                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class ($.001
  par value -- .75 billion shares
  authorized) based on
  6,224,485 outstanding shares .....             $ 77,338
Portfolio Shares of Investors Class A
  ($.001 par value -- .25 billion shares
  authorized) based on
  500,096 outstanding shares .......                5,816
Portfolio Shares of Investors Class B
  ($.001 par value -- .25 billion shares
  authorized) based on 27,421
  outstanding shares ...............                  431
Accumulated net realized gain
  on investments ...................                5,698
Net unrealized appreciation
  on investments ...................               18,413
---------------------------------------------------------
     Total Net Assets: (100.0%) ....             $107,696
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($99,364,153 / 6,224,485
SHARES OUTSTANDING) ................               $15.96
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($7,899,810 / 500,096
SHARES OUTSTANDING) ................               $15.80
---------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTORS CLASS A
($15.80 / 95.5%) ...................               $16.54
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS B (1)
($432,305 / 27,421 SHARES OUTSTANDING)             $15.77
=========================================================
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
*  Non-income producing security.
Cl--Class

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND


                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
COMMON STOCKS (98.5%)
AEROSPACE & DEFENSE (2.5%)
Avondale Industries * ..............     36,000    $1,017
Tracor* ............................     70,000     1,964
---------------------------------------------------------
                                                    2,981
---------------------------------------------------------
AIRCRAFT (2.2%)
Coltec Industries Inc* .............    115,000     2,681
---------------------------------------------------------
AUTOMOTIVE (1.6%)
Arvin Industries ...................     31,000     1,069
Sonic Automotive* ..................     80,000       840
---------------------------------------------------------
                                                    1,909
---------------------------------------------------------
BANKS (2.2%)
Golden State Bancorp* ..............     47,500     1,582
SouthTrust .........................     18,500     1,008
---------------------------------------------------------
                                                    2,590
---------------------------------------------------------
BUILDING & CONSTRUCTION (0.8%)
Group Maintenance America* .........      9,000       126
Martin Marietta Materials ..........     24,500       848
---------------------------------------------------------
                                                      974
---------------------------------------------------------
COMMUNICATIONS EQUIPMENT (3.3%)
Boston Technology* .................     43,000       924
Comverse Technology* ...............     68,200     2,297
Davox* .............................     24,300       784
---------------------------------------------------------
                                                    4,005
---------------------------------------------------------
COMPUTERS, SOFTWARE & SERVICES (16.0%)
Avid Technology* ...................     30,000       877
Etec Systems* ......................     41,200     1,869
HMT Technology* ....................    170,000     2,231
Inacom* ............................     27,000       766
Memco Software Limited* ............     57,000     1,282
Microage* ..........................     50,000     1,006
Microtouch Systems* ................     60,000     1,237
Procom Technology* .................     42,500       653
Splash Technologies Holdings* ......     26,000       832
Storage Technology* ................     45,300     2,925
Stratus Computer* ..................     96,200     3,133
Symantec* ..........................     35,000       875
Tech Data* .........................     41,000     1,640
---------------------------------------------------------
                                                   19,326
---------------------------------------------------------


                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
ELECTRICAL SERVICES (0.9%)
El Paso Electric* ..................     90,000    $  608
Public Service of New Mexico .......     25,000       511
---------------------------------------------------------
                                                    1,119
---------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (5.1%)
AFC Cable Systems* .................     62,800     1,664
Encore Wire* .......................     67,000     2,278
Essex International* ...............     20,000       646
SCI Systems* .......................     34,000     1,558
---------------------------------------------------------
                                                    6,146
---------------------------------------------------------
ENERGY SERVICES (1.1%)
AES* ...............................     36,000     1,319
---------------------------------------------------------
FINANCIAL SERVICES (4.2%)
First Alliance* ....................     67,500     1,401
Imperial Credit* ...................     70,000     1,085
The Money Store ....................     76,000     1,900
T & W Financial* ...................     40,000       645
---------------------------------------------------------
                                                    5,031
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (2.8%)
General Cigar Holdings* ............     35,000       823
Schweitzer-Manduit International ...     29,000     1,030
Universal ..........................     37,000     1,464
---------------------------------------------------------
                                                    3,317
---------------------------------------------------------
GAS/NATURAL GAS (0.5%)
Public Service of North Carolina ...     30,000       608
---------------------------------------------------------
HOTELS & LODGING (1.4%)
Prime Hospitality* .................     85,500     1,635
---------------------------------------------------------
INSURANCE (7.8%)
American Bankers Insurance Group ...     10,000       405
Amerin* ............................     40,300       942
Amerus Life Holdings, Cl A .........     25,000       813
CMAC Investment ....................     43,000     2,233
Fremont General ....................     62,000     2,852
Life Re ............................      8,600       491
Old Republic International .........     45,000     1,623
---------------------------------------------------------
                                                    9,359
---------------------------------------------------------
LEASING & RENTING (0.8%)
Renters Choice* ....................     42,000       945
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (continued)


                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
MACHINERY (5.9%)
Agco ...............................     65,500    $1,793
CFM Technologies* ..................     50,000       925
Kulicke & Soffa Industries* ........     35,000       965
Parker Hannifin ....................     30,000     1,335
Trinity Industries .................     46,000     2,087
---------------------------------------------------------
                                                    7,105
---------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (7.4%)
Beverly Enterprises* ...............     39,000       663
Healthplan Services ................     66,000     1,275
Mariner Health Group* ..............     22,000       319
Maxxim Medical* ....................     39,300       860
United Wisconsin Services ..........     80,400     1,960
Watson Pharmaceuticals* ............     73,000     2,172
Wellpoint Health Networks* .........     35,000     1,610
---------------------------------------------------------
                                                    8,859
---------------------------------------------------------
PAPER & PAPER PRODUCTS (0.9%)
Bowater ............................     25,000     1,122
---------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (6.7%)
Cooper Cameron* ....................     41,000     2,498
HS Resources* ......................     47,900       763
Key Energy Group* ..................     40,000       973
Santa Fe Energy Resources* .........     90,000     1,007
Trico Marine Services* .............     55,000     1,533
Vintage Petroleum ..................     67,900     1,316
---------------------------------------------------------
                                                    8,090
---------------------------------------------------------
PETROLEUM REFINING (1.7%)
Tesoro Petroleum Corporation* ......      6,900       115
Valero Energy ......................     60,000     1,883
---------------------------------------------------------
                                                    1,998
---------------------------------------------------------
PROFESSIONAL SERVICES (2.7%)
Corestaff* .........................     39,500     1,062
On Assignment* .....................    102,000     2,244
---------------------------------------------------------
                                                    3,306
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (0.2%)
Prime Group Realty Trust* ..........      4,000        80
Tanger Outlet Center ...............      7,100       205
---------------------------------------------------------
                                                      285
---------------------------------------------------------
RECREATION (0.9%)
Callaway Golf ......................     35,000     1,116
---------------------------------------------------------


                                         Shares/
                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------
RETAIL (11.7%)
Buckle* ............................     71,200   $ 2,341
Cracker Barrel Old Country Stores ..     17,500       560
Eagle Hardware & Garden* ...........    125,000     2,125
Heilig-Meyers ......................     75,000       970
Proffitts* .........................     80,000     2,445
Ross Stores ........................     27,000     1,053
Russ Berrie ........................     50,000     1,494
Stein Mart* ........................     30,000       885
Zale* ..............................    101,000     2,247
---------------------------------------------------------
                                                   14,120
---------------------------------------------------------
STEEL & STEEL WORKS (4.1%)
AK Steel Holding ...................     43,800       862
Bethlehem Steel* ...................    240,000     2,460
Schnitzer Steel Industries, Cl A ...     58,500     1,623
---------------------------------------------------------
                                                    4,945
---------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (1.9%)
Advanced Fibre Communication* ......     20,000       513
Cidco* .............................     62,500     1,266
Electric Lightwave* ................     30,000       480
---------------------------------------------------------
                                                    2,259
---------------------------------------------------------
TESTING LABORATORIES (0.0%)
Perseptive Biosystems* .............         68         1
Perseptive Biosystems Warrants* ....         39        --
---------------------------------------------------------
                                                        1
---------------------------------------------------------
WHOLESALE (1.2%)
Richfood Holdings, CI A ............     52,000     1,420
---------------------------------------------------------
     Total Common Stocks
       (Cost $101,008) .............              118,571
---------------------------------------------------------
CASH EQUIVALENT (1.9%)
Aim Liquid Assets Portfolio ........    $ 2,293     2,293
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $2,293) ...............                2,293
---------------------------------------------------------
     Total Investments (100.4%)
       (Cost $103,301) .............              120,864
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.4%)            (436)
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (concluded)



                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class ($.001
  par value -- .75 billion shares
  authorized) based on
  6,831,554 outstanding shares .....             $ 80,978
Portfolio Shares of Investors Class A ($.001
  par value -- .125 billion shares
  authorized) based on
  358,118 outstanding shares .......                4,222
Portfolio Shares of Investors Class B ($.001
  par value -- .125 billion shares
  authorized) based on
  131,853 outstanding shares .......                1,883
Accumulated net realized gain
  on investments ...................               15,782
Net unrealized appreciation
  on investments ...................               17,563
---------------------------------------------------------
     Total Net Assets: (100.0%) ....             $120,428
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($112,403,182 / 6,831,554
SHARES OUTSTANDING) ................               $16.45
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS A
($5,891,648 / 358,118
SHARES OUTSTANDING) ................               $16.45
---------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTORS CLASS A
($16.45 / 95.5%) ...................               $17.23
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTORS CLASS B (1)
($2,132,752 / 131,853
SHARES OUTSTANDING) ................               $16.18
=========================================================
*  Non-income producing security.
Cl--Class
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
LIFE VISION MAXIMUM GROWTH PORTFOLIO


                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
EQUITY FUNDS (95.0%)
CrestFunds Capital Appreciation Fund,
   Trust Class .....................        259   $ 4,135
CrestFunds Special Equity Fund,
   Trust Class .....................        202     3,331
CrestFunds Value Fund,
   Trust Class .....................        336     5,562
---------------------------------------------------------
     Total Equity Funds
       (Cost $12,288) ..............               13,028
---------------------------------------------------------
MONEY MARKET FUND (5.0%)
CrestFunds Cash Reserve Fund,
  Trust Class ......................        683       683
---------------------------------------------------------
     Total Money Market Fund
       (Cost $683) .................                  683
---------------------------------------------------------
     Total Investments (100.0%)
       (Cost $12,971) ..............               13,711
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                1
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class ($.001
  par value -- 3.75 billion shares
  authorized) based on
  1,287,678 outstanding shares .....               12,972
Undistributed net investment income                     1
Accumulated net realized loss
  on investments ...................                   (1)
Net unrealized appreciation
  on investments ...................                  740
---------------------------------------------------------
     Total Net Assets: (100.0%) ....              $13,712
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($13,712,111 / 1,287,678
SHARES OUTSTANDING) ................               $10.65
=========================================================

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
LIFE VISION GROWTH AND INCOME PORTFOLIO


                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
EQUITY FUNDS (69.9%)
CrestFunds Capital Appreciation Fund,
   Trust Class .....................        283   $ 4,520
CrestFunds Special Equity Fund,
   Trust Class .....................        266     4,371
CrestFunds Value Fund,
   Trust Class .....................        414     6,844
---------------------------------------------------------
     Total Equity Funds
       (Cost $14,814) ..............               15,735
---------------------------------------------------------
FIXED INCOME FUNDS (25.3%)
CrestFunds Government Bond Fund,
   Trust Class .....................        110     1,138
CrestFunds Intermediate Bond Fund,
   Trust Class .....................        228     2,276
CrestFunds Limited Term Bond Fund,
   Trust Class .....................        229     2,276
---------------------------------------------------------
     Total Fixed Income Funds
       (Cost $5,609) ...............                5,690
---------------------------------------------------------
MONEY MARKET FUND (4.8%)
CrestFunds Cash Reserve Fund,
   Trust Class .....................      1,099     1,099
---------------------------------------------------------
     Total Money Market Fund
       (Cost $1,099) ...............                1,099
---------------------------------------------------------
     Total Investments (100%)
       (Cost $21,521) ..............               22,524
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.0%)               (3)
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class ($.001
  par value -- 3.75 billion shares
  authorized) based on
  2,142,319 outstanding shares .....               21,488
Undistributed net investment income.                   10
Accumulated net realized gain
  on investments ...................                   20
Net unrealized appreciation
  on investments ...................                1,003
---------------------------------------------------------
     Total Net Assets: (100.0%) ....              $22,521
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($22,521,095 / 2,142,319
SHARES OUTSTANDING) ................               $10.51
=========================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1997
--------------------------------------------------------------------------------
LIFE VISION BALANCED PORTFOLIO



                                                    Value
                                         Shares     (000)
                                         ------    ------
EQUITY FUNDS (58.9%)
CrestFunds Capital Appreciation Fund,
   Trust Class .......................    1,108   $17,688
CrestFunds Special Equity Fund,
   Trust Class .......................      775    12,748
CrestFunds Value Fund,
   Trust Class .......................    1,345    22,252
---------------------------------------------------------
     Total Equity Funds
       (Cost $49,452) ................             52,688
---------------------------------------------------------
FIXED INCOME FUNDS (34.7%)
CrestFunds Government Bond Fund,
   Trust Class .......................      428     4,439
CrestFunds Intermediate Bond Fund,
   Trust Class .......................    1,782    17,753
CrestFunds Limited Term Bond Fund,
   Trust Class .......................      895     8,877
---------------------------------------------------------
     Total Fixed Income Funds
       (Cost $30,575) ................             31,069
---------------------------------------------------------
MONEY MARKET FUND (6.2%)
CrestFunds Cash Reserve Fund,
   Trust Class .......................    5,528     5,528
---------------------------------------------------------
     Total Money Market Fund
       (Cost $5,522) .................              5,528
---------------------------------------------------------
     Total Investments (99.8%)
       (Cost $85,555) ................             89,285
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.2%)              157
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class ($.001
  par value -- 3.75 billion shares
  authorized) based on
  8,546,050 outstanding shares .......             85,425
Undistributed net investment income ..                 52
Accumulated net realized gain
  on investments .....................                235
Net unrealized appreciation
  on investments .....................              3,730
---------------------------------------------------------
     Total Net Assets: (100.0%) ......            $89,442
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($89,441,676 / 8,546,050
SHARES OUTSTANDING) ..................             $10.47
=========================================================


 The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1997

                                                                                  (IN THOUSANDS)
                                                      ---------------------------------------------------------------------
                                                      CASH RESERVE U.S. TREASURY   TAX FREE   LIMITED TERM INTERMEDIATE
                                                          FUND      MONEY FUND    MONEY FUND    BOND FUND    BOND FUND
---------------------------------------------------------------------------------------------------------------------------
Interest Income: .....................................   $48,584     $27,766        $7,918       $5,022      $19,939
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ..........................     3,195       2,010           862          384        1,721
   Waiver of Investment Advisory Fees ................        --          --            --           --           --
   Administrative Fees ...............................     1,323         761           323          115          430
   Waiver of Administrative Fees .....................        --          --            --           --           --
   Custodian/Transfer Agent Fees .....................       748         410           182           69          254
   Professional Fees .................................        73          53            22            1           29
   Director Fees .....................................        15           9             4            1            6
   Registration & Filing Fees ........................        91          49            14            4           58
   Insurance Expense .................................         4           2             1           --            2
   Distribution Fees--Trust Class ....................     1,131         761           315          114          427
   Waiver of Distribution Fees--Trust Class ..........    (1,131)       (761)         (315)        (114)        (427)
   Distribution Fees--Investors Class A ..............       407          --            21            1            3
   Waiver of Distribution Fees--Investors Class A ....      (407)         --           (21)          (1)          (3)
   Distribution Fees--Investors Class B ..............        --          --            --           --           --
   Waiver of Distribution Fees--Investors Class B ....        --          --            --           --           --
   Printing Fees .....................................        18          13             6           --            8
   Miscellaneous Fees ................................         9           8            (1)           5            2
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses ..................................     5,476       3,315         1,413          579        2,510
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ................................    43,108      24,451         6,505        4,443       17,429
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments ..............        32          --             3         (284)        (194)
Change in Net Unrealized Appreciation
   of Investments ....................................        --          --            --          107        1,022
---------------------------------------------------------------------------------------------------------------------------
Change in Net Realized and Unrealized Gain (Loss)
   on Investments ....................................        32          --             3         (177)         828
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
   from Operations ...................................   $43,140     $24,451        $6,508       $4,266      $18,257
===========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1997

                                                                                  (IN THOUSANDS)
                                                       --------------------------------------------------------------------
                                                                     VIRGINIA
                                                                   INTERMEDIATE    VIRGINIA     MARYLAND
                                                       GOVERNMENT    MUNICIPAL     MUNICIPAL    MUNICIPAL     VALUE
                                                        BOND FUND    BOND FUND     BOND FUND  BOND FUND (1)   FUND
---------------------------------------------------------------------------------------------------------------------------
Interest Income: ....................................     $2,408      $13,184       $  967        $431      $   2,276
Dividend Income: ....................................         --           --           --          --          8,944
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .........................        217        1,233          108          62          4,337
   Waiver of Investment Advisory Fees ...............        (36)          --          (18)        (43)            --
   Administrative Fees ..............................         55          370           34          11            867
   Waiver of Administrative Fees ....................        (54)          --          (27)         --             --
   Custodian/Transfer Agent Fees ....................         32          222           19           8            520
   Professional Fees ................................          4           17            3          --             58
   Director Fees ....................................          1            4           --          --             11
   Registration & Filing Fees .......................         14           63            9           6             52
   Insurance Expense ................................          2            2           --          --             53
   Distribution Fees--Trust Class ...................         53          358           26          12            821
   Waiver of Distribution Fees--Trust Class .........        (53)        (358)         (26)        (12)          (821)
   Distribution Fees--Investors Class A .............         --           12           --          --             34
   Waiver of Distribution Fees--Investors Class A ...         --          (12)          --          --            (34)
   Distribution Fees--Investors Class B .............          9           --            7           3             40
   Waiver of Distribution Fees--Investors Class B ...         (1)          --           (2)         --            (29)
   Printing Fees ....................................          1            5            1           1             15
   Miscellaneous Fees ...............................          4            8            1           9             20
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses .................................        248        1,924          135          57          5,944
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...............................      2,160       11,260          832         374          5,276
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments .............         89        1,641           67          (5)       118,138
Change in Net Unrealized Appreciation
   of Investments ...................................        300          490          278         241          7,024
---------------------------------------------------------------------------------------------------------------------------
Change in Net Realized and Unrealized Gain
   on Investments ...................................        389        2,131          345         236        125,162
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
   from Operations ..................................     $2,549      $13,391       $1,177        $610       $130,438
---------------------------------------------------------------------------------------------------------------------------

(1) Commenced Operations on March 1, 1996.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1997

                                                                                  (IN THOUSANDS)
                                                      ---------------------------------------------------------------------
                                                                                    LIFE           LIFE            LIFE
                                                         CAPITAL      SPECIAL      VISION      VISION GROWTH      VISION
                                                      APPRECIATION    EQUITY   MAXIMUM GROWTH    AND INCOME      BALANCED
                                                          FUND         FUND       PORTFOLIO*  INCOME PORTFOLIO* PORTFOLIO*
---------------------------------------------------------------------------------------------------------------------------
Interest Income: ...................................      $   405      $  392         $--        $   --           $    --
Dividend Income: ...................................          652         568          52           212             1,086
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ........................          614         763          13            23                93
   Waiver of Investment Advisory Fees ..............           --          --          (9)          (14)              (48)
   Administrative Fees .............................          123         153          17            17                17
   Waiver of Administrative Fees ...................           --          --         (17)          (17)              (17)
   Custodian/Transfer Agent Fees ...................           72          91           4             7                28
   Professional Fees ...............................            6          11           1             1                 4
   Director Fees ...................................            1           2          --            --                 1
   Registration & Filing Fees ......................           20          10           2             3                12
   Insurance Expense ...............................           --           3          --            --                --
   Distribution Fees--Trust Class ..................          113         143          --            --                --
   Waiver of Distribution Fees--Trust Class ........         (113)       (143)         --            --                --
   Distribution Fees--Investors Class A ............            9           8          --            --                --
   Waiver of Distribution Fees--Investors Class A ..           (9)         (8)         --            --                --
   Distribution Fees--Investors Class B ............           --          11          --            --                --
   Waiver of Distribution Fees--Investors Class B ..           --          (2)         --            --                --
   Printing Fees ...................................            1           3          --            --                --
   Miscellaneous Fees ..............................           (3)         (5)          2             2                 3
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses ................................          834       1,040          13            22                93
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .......................          223         (80)         39           190               993
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments ............        5,700      15,883          (1)           20               235
Change in Net Unrealized Appreciation
   of Investments ..................................       12,790       4,525         740         1,003             3,730
---------------------------------------------------------------------------------------------------------------------------
Change in Net Realized and Unrealized Gain
   on Investments ..................................       18,490      20,408         739         1,023             3,965
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
   from Operations .................................      $18,713     $20,328        $778        $1,213            $4,958
---------------------------------------------------------------------------------------------------------------------------

*Commenced Operations on June 30, 1997.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Year Ended November 30, 1997

                                                                               (IN THOUSANDS)
                                                 ----------------------------------------------------------------------------------
                                                 CASH RESERVE  CASH RESERVE  U.S. TREASURY  U.S. TREASURY   TAX FREE     TAX FREE
                                                     FUND          FUND        MONEY FUND     MONEY FUND   MONEY FUND   MONEY FUND
                                                 ------------- -----------  --------------  -------------  ----------   -----------
                                                  12/01/96      12/01/95       12/01/96        12/01/95     12/01/96      12/01/95
                                                 TO 11/30/97  TO 11/30/96    TO 11/30/97     TO 11/30/96   TO 11/30/97  TO 11/30/96
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income ...................      $ 43,108  $ 28,174        $ 24,451         $ 18,524      $ 6,505       $ 5,282
     Net Realized Gain on Investments ........            32         7              --               --            3           392
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations      43,140    28,181          24,451           18,524        6,508         5,674
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class .............................       (38,023)  (25,572)        (24,456)         (18,524)      (6,352)       (5,218)
     Investors Class A .......................        (5,133)   (2,601)             --               --         (161)          (64)
     Investors Class B .......................            (1)       (1)             --               --           --            --
   Capital Gains
     Trust Class .............................            --        --              --               --           --          (380)
     Investors Class A .......................            --        --              --               --           --            (4)
     Investors Class B .......................            --        --              --               --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions ...................       (43,157)  (28,174)        (24,456)         (18,524)      (6,513)       (5,666)
-----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets .........................           (17)        7              (5)              --           (5)            8
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (All at $1.00 Per Share):
   Trust Class:
     Shares Issued ...........................     1,704,048   948,964       1,251,595          897,803       393,449      275,099
     Shares Issued in Lieu of Cash Distributions         733       833             146              137            --           --
     Shares Redeemed .........................    (1,477,765) (848,850)     (1,008,406)        (879,343)     (348,927)    (295,120)
                                                  ----------  --------      ----------         --------      --------    ---------
       Total Trust Class Transactions ........       227,016   100,947         243,335           18,597        44,522      (20,021)
                                                  ----------  --------      ----------         --------      --------    ---------
   Investors Class A:
     Shares Issued ...........................       135,942    74,370              --               --        16,177        5,955
     Shares Issued in Lieu of Cash Distributions       4,595     2,608              --               --           144           69
     Shares Redeemed .........................       (70,439)  (51,807)             --               --       (11,681)      (4,657)
                                                  ----------  --------      ----------         --------      --------    ---------
       Total Investors Class A Transactions ..        70,098    25,171              --               --         4,640        1,367
                                                  ----------  --------      ----------         --------      --------    ---------
   Investors Class B:
     Shares Issued ...........................            23        --              --               --           --            --
     Shares Issued in Lieu of Cash Distributions           1         1              --               --           --            --
     Shares Redeemed .........................            (1)       (7)             --               --           --            --
                                                  ----------  --------      ----------         --------      --------    ---------
       Total Investors Class B Transactions ..            23        (6)             --               --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions ................       297,137   126,112         243,335           18,597       49,162       (18,654)
-----------------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets       297,120   126,119         243,330           18,597       49,157       (18,646)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .......................       686,565   560,446         389,051          370,454      185,314       203,960
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period .............................      $983,685  $686,565        $632,381         $389,051     $234,471      $185,314
-----------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Year Ended November 30, 1997

                                                                               (IN THOUSANDS)
                                                 --------------------------------------------------------------------------------
                                                 LIMITED TERM  LIMITED TERM  INTERMEDIATE  INTERMEDIATE  GOVERNMENT  GOVERNMENT
                                                   BOND FUND    BOND FUND     BOND FUND     BOND FUND     BOND FUND  BOND FUND(1)
                                                 ------------  ------------  ------------  ------------ -----------  ------------
                                                    12/01/96    12/01/95      12/01/96       12/01/95     12/01/96     12/01/95
                                                  TO 11/30/97  TO 11/30/96   TO 11/30/97   TO 11/30/96  TO 11/30/97  TO 11/30/96
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income .....................    $ 4,443      $  4,783      $ 17,429      $ 7,930      $ 2,160       $  918
     Net Realized Gain (Loss) on Investments ...       (284)         (555)         (194)         524           89          (92)
     Change in Net Unrealized Appreciation
       (Depreciation) of Investments ...........        107          (476)        1,022        1,883          300         (155)
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations      4,266         3,752        18,257       10,337        2,549          671
---------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class ...............................     (4,387)       (4,716)      (17,309)      (7,848)      (2,116)        (893)
     Investors Class A .........................        (58)          (90)         (131)        (115)          --           --
     Investors Class B .........................         --            --            --           --          (45)         (25)
   In Excess of Net Investment Income
     Trust Class ...............................         --            --            --           --           --           --
     Investors Class A .........................         --            --            --           --           --           --
     Investors Class B .........................         --            --            --           --           --           --
   Capital Gains
     Trust Class ...............................         --            --            --           --           --           --
     Investors Class A .........................         --            --            --           --           --           --
     Investors Class B .........................         --            --                         --           --           --
   In Excess of Capital Gains
     Trust Class ...............................         --            --            --           --           --           --
     Investors Class A .........................         --            --            --           --           --           --
     Investors Class B .........................         --            --            --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions .....................     (4,445)       (4,806)      (17,440)      (7,963)      (2,161)        (918)
---------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets ...........................       (179)       (1,054)          817        2,374          388         (247)
=================================================================================================================================
Capital Share Transactions:
   Trust Class:
     Shares Issued .............................     32,072        30,369        71,860      232,804       31,044       13,571
     Shares Issued in Lieu of Cash Distributions      2,281         2,917         1,966        2,198          846           42
     Shares Redeemed ...........................    (41,456)      (36,075)      (56,005)     (38,078)     (18,428)      (3,415)
                                                   --------      --------      --------      -------     --------      -------
       Total Trust Class Transactions ..........     (7,103)       (2,789)       17,821      196,924       13,462       10,198
                                                   --------      --------      --------      -------     --------      -------
   Investors Class A:
     Shares Issued .............................         39           587           783          758           --           --
     Shares Issued in Lieu of Cash Distributions         47            73           105           98           --           --
     Shares Redeemed ...........................       (277)         (969)         (874)        (328)          --           --
                                                   --------      --------      --------      -------     --------      -------
       Total Investors Class A Transactions ....       (191)         (309)           14          528           --           --
                                                   --------      --------      --------      -------     --------      -------
   Investors Class B:
     Shares Issued .............................         --            --            --           --          485          381
     Shares Issued in Lieu of Cash Distributions         --            --            --           --           33           19
     Shares Redeemed ...........................         --            --            --           --          (11)         (18)
                                                   --------      --------      --------      -------     --------      -------
       Total Investors Class B Transactions ....         --            --            --           --          507          382
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions ..................     (7,294)       (3,098)       17,835      197,452       13,969       10,580
---------------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets .     (7,473)       (4,152)       18,652      199,826       14,357       10,333
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................     86,095        90,247       283,425       83,599       20,869       10,536
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period ...............................    $78,622      $ 86,095      $302,077     $283,425      $35,226     $ 20,869
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued .............................      3,333         3,067         7,474       23,858        3,087        1,315
     Shares Issued in Lieu of Cash Distributions        231           295           204          225           77            4
     Shares Redeemed ...........................     (4,288)       (3,652)       (5,853)      (3,883)      (1,824)        (332)
                                                   --------      --------      --------      -------     --------      -------
       Total Trust Class Share Transactions ....       (724)         (290)        1,825       20,200        1,340          987
                                                   --------      --------      --------      -------     --------      -------
   Investors Class A:
     Shares Issued .............................          4            59            80           78           --           --
     Shares Issued in Lieu of Cash Distributions          5             7            11            9           --           --
     Shares Redeemed ...........................        (28)          (98)          (89)         (33)          --           --
                                                   --------      --------      --------      -------     --------      -------
       Total Investors Class A Share Transactions       (19)          (32)            2           54           --           --
                                                   --------      --------      --------      -------     --------      -------
   Investors Class B:
     Shares Issued .............................         --            --            --           --           48           37
     Shares Issued in Lieu of Cash Distributions         --            --            --           --            3            2
     Shares Redeemed ...........................         --            --            --           --           (1)          (2)
                                                   --------      --------      --------      -------     --------      -------
       Total Investors Class B Share Transactions        --            --            --           --           50           37
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
     Share Transactions ........................       (743)          322         1,827       20,254        1,390        1,024
=================================================================================================================================

(1)Commenced operations on April 5, 1995.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Year Ended November 30, 1997

                                                                            (IN THOUSANDS)
                                           -----------------------------------------------------------------------------
                                            VIRGINIA     VIRGINIA
                                          INTERMEDIATE INTERMEDIATE   VIRGINIA     VIRGINIA      MARYLAND    MARYLAND
                                            MUNICIPAL   MUNICIPAL    MUNICIPAL    MUNICIPAL     MUNICIPAL    MUNICIPAL
                                            BOND FUND   BOND FUND    BOND FUND    BOND FUND     BOND FUND   BOND FUND(1)
                                          ------------ ------------ -----------  -----------   -----------  -----------
                                            12/01/96    12/01/95     12/01/96     12/01/95      12/01/96     03/01/96
                                           TO 11/30/97 TO 11/30/96  TO 11/30/97  TO 11/30/96   TO 11/30/97  TO 11/30/96
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income ..............   $ 11,260   $  3,992       $  832       $  553      $    374      $  132
     Net Realized Gain (Loss) on Investments   1,641        123           67           --            (5)        (25)
     Change in Net Unrealized Appreciation
       of Investments ...................        490      7,143          278           82           241          45
------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
  From Operations .......................     13,391     11,258        1,177          635           610         152
------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class ........................   (10,835)     (3,639)        (792)        (527)         (363)       (130)
     Investors Class A ..................      (353)       (349)          --           --            --          --
     Investors Class B ..................        --          --          (40)         (26)          (11)         (2)
   In Excess of Net Investment Income
     Trust Class ........................        --          --           --           --            --          --
     Investors Class A ..................        --          --           --           --            --          --
     Investors Class B ..................        --          --           --           --            --          --
   Capital Gains
     Trust Class ........................        --          --          (12)          --            --          --
     Investors Class A ..................        --          --           --           --            --          --
     Investors Class B ..................        --          --           (1)          --            --          --
   In Excess of Capital Gains
     Trust Class ........................        --          --           --           --            --          --
     Investors Class A ..................        --          --           --           --            --          --
     Investors Class B ..................        --          --           --           --            --          --
------------------------------------------------------------------------------------------------------------------------
       Total Distributions ..............   (11,188)     (3,988)        (845)        (553)         (374)       (132)
------------------------------------------------------------------------------------------------------------------------
Change in Net Assets ....................     2,203       7,270          332           82           236          20
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued ........    35,373     214,918        9,497       13,472         6,495       6,095
     Reinvestment of Cash Distributions .        22          11           26            5             2           2
     Cost of Shares Redeemed ............   (43,571)    (22,461)      (5,693)      (3,895)       (1,067)       (306)
                                            -------    --------     --------       ------        ------      ------
       Total Trust Class Transactions ...    (8,176)    192,468        3,830        9,582         5,430       5,791
                                            -------    --------     --------       ------        ------      ------
   Investors Class A:
     Proceeds from Shares Issued ........       938       1,145           --           --            --          --
     Reinvestment of Cash Distributions .       274         277           --           --            --          --
     Cost of Shares Redeemed ............    (1,639)     (1,860)          --           --            --          --
                                            -------    --------     --------       ------        ------      ------
       Total Investors Class A Transactions    (427)       (438)          --           --            --          --
                                            -------    --------     --------       ------        ------      ------
   Investors Class B:
     Proceeds from Shares Issued ........        --          --          743          359           518         113
     Reinvestment of Cash Distributions .        --          --           31           17             9           2
     Cost of Shares Redeemed ............        --          --         (115)        (216)          (92)         (5)
                                            -------    --------     --------       ------        ------      ------
       Total Investors Class B Transactions      --          --          659          160           435         110
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions ...........    (8,603)    192,030        4,489        9,742         5,865       5,901
------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in
          Net Assets ....................    (6,400)    199,300        4,821        9,824         6,101       5,921
------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ..................   251,322      52,022       16,699        6,875         5,921          --
------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period ........................  $244,922    $251,322      $21,520      $16,699       $12,022      $5,921
------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued ......................     3,476      21,786          928        1,331           667         627
     Shares Issued in Lieu of Cash
       Distributions ....................         2           1            2           --            --          --
     Shares Redeemed ....................    (4,278)     (2,225)        (559)        (384)         (110)        (32)
                                            -------    --------     --------       ------        ------      ------
       Total Trust Class Share Transactions    (800)     19,562          371          947           557         595
                                            -------    --------     --------       ------        ------      ------
   Investors Class A:
     Shares Issued ......................        92         113           --           --            --          --
     Shares Issued in Lieu of Cash Distributions 27          27           --           --            --          --
     Shares Redeemed ....................      (161)       (184)          --           --            --          --
                                            -------    --------     --------       ------        ------      ------
       Total Investors Class A Share
         Transactions ...................       (42)        (44)          --           --            --          --
                                            -------    --------     --------       ------        ------      ------
   Investors Class B:
     Shares Issued ......................        --          --           73           35            53          13
     Shares Issued in Lieu of Cash Distributions --          --            3            2             1          --
     Shares Redeemed ....................        --          --          (11)         (21)           (9)         (1)
                                            -------    --------     --------       ------        ------      ------
       Total Investors Class B Share
          Transactions ..................        --          --           65           16            45          12
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
   Share Transactions ...................      (842)     19,518          436          963           602         607
========================================================================================================================

(1) Commenced operations on March 1, 1996.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Year Ended November 30, 1997

                                                                             (IN THOUSANDS)
                                           -----------------------------------------------------------------------------

                                                                        CAPITAL      CAPITAL      SPECIAL      SPECIAL
                                               VALUE        VALUE    APPRECIATION APPRECIATION    EQUITY       EQUITY
                                               FUND         FUND         FUND         FUND         FUND         FUND
                                            -----------  ----------- ------------ ------------  -----------  -----------
                                             12/01/96     12/01/95     12/01/96     12/01/95     12/01/96     12/01/95
                                            TO 11/30/97  TO 11/30/96  TO 11/30/97  TO 11/30/96  TO 11/30/97  TO 11/30/96
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss) .........   $ 5,276    $  4,777      $   223       $  104       $   (80)    $   257
     Net Realized Gain on Investments .....   118,138      16,756        5,700        1,899        15,883       3,928
     Change in Net Unrealized Appreciation
       of investments .....................     7,024      79,107       12,790        4,702         4,525       7,966
------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
  From Operations .........................   130,438     100,640       18,713        6,705        20,328      12,151
------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
     Trust Class ..........................    (5,360)     (4,346)        (218)         (83)          (30)       (247)
     Investors Class A ....................      (214)       (199)         (17)         (14)           (2)        (19)
     Investors Class B ....................       (24)        (23)          --           --            --          --
   In Excess of Net Investment Income
     Trust Class ..........................        --          --           --           --            --          --
     Investors Class A ....................        --          --           --           --            --          --
     Investors Class B ....................        --          --           --           --            --          --
   Capital Gains
     Trust Class ..........................    (2,857)    (14,523)      (1,515)          --        (2,129)     (1,429)
     Investors Class A ....................       (96)       (743)        (226)          --          (129)       (110)
     Investors Class B ....................       (27)       (186)          --           --           (26)        (21)
   In Excess of Capital Gains
     Trust Class ..........................        --          --           --           --            --          --
     Investors Class A ....................        --          --           --           --            --          --
     Investors Class B ....................        --          --           --           --            --          --
------------------------------------------------------------------------------------------------------------------------
       Total Distributions ................    (8,578)    (20,020)      (1,976)         (97)       (2,316)     (1,826)
------------------------------------------------------------------------------------------------------------------------
Change in Net Assets ......................   121,860      80,620       16,737        6,608        18,012      10,325
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued ..........    86,500     324,452       81,085       17,305        42,454      29,781
     Reinvestment of Cash Distributions ...     2,679      10,467          364            8         1,455       1,316
     Cost of Shares Redeemed ..............  (167,444)    (79,508)     (30,703)      (9,622)      (26,423)    (17,031)
                                             --------    --------     --------     --------      --------    --------
       Total Trust Class Transactions .....   (78,265)    255,411       50,746        7,691        17,486      14,066
                                             --------    --------     --------     --------      --------    --------
   Investors Class A:
     Proceeds from Shares Issued ..........     9,602       4,589        2,569        1,389         1,154         689
     Reinvestment of Cash Distributions ...       303         931          241           14           123         122
     Cost of Shares Redeemed ..............    (4,558)     (2,402)        (881)        (702)         (930)     (1,437)
                                             --------    --------     --------     --------      --------    --------
       Total Investors Class A Transactions     5,347       3,118        1,929          701           347        (626)
                                             --------    --------     --------     --------      --------    --------
   Investors Class B:
     Proceeds from Shares Issued ..........     7,216       2,571          432           --         1,192         366
     Reinvestment of Cash Distributions ...        51         207           --           --            26          21
     Cost of Shares Redeemed ..............      (782)       (255)          (1)          --          (181)        (74)
                                             --------    --------     --------     --------      --------    --------
       Total Investors Class B Transactions     6,485       2,523          431           --         1,037         313
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions .............   (66,433)    261,052       53,106        8,392        18,870      13,753
------------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets .......    55,427     341,672       69,843       15,000        36,882      24,078
------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ....................   576,777     235,105       37,853       22,853        83,546      59,468
------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period ..........................  $632,204    $576,777     $107,696      $37,853      $120,428    $ 83,546
------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued ........................     6,467      27,872        6,090        1,425         2,987       2,402
     Shares Issued in Lieu of Cash Distributions  193         848           28            1           110         100
     Shares Redeemed ......................   (12,286)     (6,393)      (2,322)        (799)       (1,942)     (1,300)
                                             --------    --------     --------     --------      --------    --------
       Total Trust Class Share Transactions    (5,626)     22,327        3,796          627         1,155       1,202
                                             --------    --------     --------     --------      --------    --------
   Investors Class A:
     Shares Issued ........................       636         369          183          117            73          53
     Shares Issued in Lieu of Cash Distributions               21           75           19             1           9
     9
     Shares Redeemed ......................      (304)       (192)         (64)         (59)          (63)       (110)
                                             --------    --------     --------     --------      --------    --------
       Total Investors Class A Share Transactions 353         252          138           59            19         (48)
                                             --------    --------     --------     --------      --------    --------
   Investors Class B:
     Shares Issued ........................       467         205           27           --            73          28
     Shares Issued in Lieu of Cash Distributions    4          17           --           --             2           2
     Shares Redeemed ......................       (53)        (20)          --           --           (13)         (6)
                                             --------    --------     --------     --------      --------    --------
       Total Investors Class B Share Transactions 418         202           27           --            62          24
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share
   Transactions                                (4,855)     22,781        3,961          686         1,236       1,178
========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Period Ended November 30, 1997

                                                                                                    (IN THOUSANDS)
                                                                                 ------------------------------------------------
                                                                                     LIFE VISION      LIFE VISION     LIFE VISION
                                                                                       MAXIMUM         GROWTH AND       BALANCED
                                                                                   GROWTH PORTFOLIO  INCOME PORTFOLIO  PORTFOLIO
                                                                                 ------------------  ---------------  -----------
                                                                                       07/01/97          07/01/97       07/01/97
                                                                                     TO 11/30/97*      TO 11/30/97*   TO 11/30/97*
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income .....................................................        $  39            $  190          $  993
     Net Realized Gain (Loss) on Investments ...................................           (1)               20             235
     Change in Net Unrealized Appreciation of investments ......................          740             1,003           3,730
----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations ...............................          778             1,213           4,958
----------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
     Trust Class ...............................................................          (38)             (180)           (941)
     Investors Class A .........................................................           --                --              --
     Investors Class B .........................................................           --                --              --
   In Excess of Net Investment Income
     Trust Class ...............................................................           --                --              --
     Investors Class A .........................................................           --                --              --
     Investors Class B .........................................................           --                --              --
   Capital Gains
     Trust Class ...............................................................           --                --              --
     Investors Class A .........................................................           --                --              --
     Investors Class B .........................................................           --                --              --
   In Excess of Capital Gains
     Trust Class ...............................................................           --                --              --
     Investors Class A .........................................................           --                --              --
     Investors Class B .........................................................           --                --              --
----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions .....................................................          (38)             (180)           (941)
----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets ...........................................................          740             1,033           4,017
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued ...............................................       13,614            21,846          94,371
     Reinvestment of Cash Distributions ........................................           38               180             941
     Cost of Shares Redeemed ...................................................         (680)             (538)         (9,887)
                                                                                     --------           -------          ------
       Total Trust Class Transactions ..........................................       12,972            21,488          85,425
                                                                                     --------           -------          ------
   Investors Class A:
     Proceeds from Shares Issued ...............................................           --                --              --
     Reinvestment of Cash Distributions ........................................           --                --              --
     Cost of Shares Redeemed ...................................................           --                --              --
                                                                                     --------           -------          ------
       Total Investors Class A Transactions ....................................           --                --              --
                                                                                     --------           -------          ------
   Investors Class B:
     Proceeds from Shares Issued ...............................................           --                --              --
     Reinvestment of Cash Distributions ........................................           --                --              --
     Cost of Shares Redeemed ...................................................           --                --              --
                                                                                     --------           -------          ------
       Total Investors Class B Transactions ....................................           --                --              --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Capital Share Transactions .....................       12,972            21,488          85,425
----------------------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets ............................................       13,712            22,521          89,442
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................................................           --                --              --
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period ...............................................................       13,712            22,521          89,442
----------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued .............................................................        1,350             2,177           9,446
     Shares Issued in Lieu of Cash Distributions ...............................            4                17              90
     Shares Redeemed ...........................................................          (66)              (52)           (990)
                                                                                     --------           -------          ------
       Total Trust Class Share Transactions ....................................        1,288             2,142           8,546
                                                                                     --------           -------          ------
   Investors Class A:
     Shares Issued .............................................................           --                --              --
     Shares Issued in Lieu of Cash Distributions ...............................           --                --              --
     Shares Redeemed ...........................................................           --                --              --
                                                                                     --------           -------          ------
       Total Investors Class A Share Transactions ..............................           --                --               --
                                                                                     --------           -------          ------
   Investors Class B:
     Shares Issued .............................................................           --                --              --
     Shares Issued in Lieu of Cash Distributions ...............................           --                --              --
     Shares Redeemed ...........................................................           --                --              --
                                                                                     --------           -------          ------
       Total Investors Class B Share Transactions ..............................           --                --              --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions ...................................        1,288             2,142           8,546
----------------------------------------------------------------------------------------------------------------------------------

*Commenced Operations on June 30, 1997.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                    INVESTMENT ACTIVITIES     DISTRIBUTIONS                                               RATIO
          NET    ------------------------- ------------------     NET               NET                OF EXPENSES    RATIO OF
         ASSET               NET REALIZED                        ASSET            ASSETS,     RATIO     TO AVERAGE  NET INVESTMENT
         VALUE,      NET    AND UNREALIZED    NET                VALUE,             END    OF EXPENSES  NET ASSETS      INCOME
       BEGINNING INVESTMENT   GAIN(LOSS)   INVESTMENT CAPITAL     END     TOTAL  OF PERIOD  TO AVERAGE   EXCLUDING    TO AVERAGE
       OF PERIOD   INCOME   ON INVESTMENTS   INCOME    GAINS   OF PERIOD  RETURN   (000)    NET ASSETS  FEE WAIVERS   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

------------------
CASH RESERVE FUND
------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997      $1.00   0.050         --          (0.050)   --      $1.00      5.16%  848,140      0.65%         0.80%      5.04%
  1996       1.00   0.049         --          (0.049)   --       1.00      4.98%  621,139      0.66%         0.81%      4.87%
  1995       1.00   0.053         --          (0.053)   --       1.00      5.45%  520,185      0.66%         0.81%      5.31%
  1994       1.00   0.034         --          (0.034)   --       1.00      3.46%  377,493      0.66%         0.66%      3.37%
  1993       1.00   0.027         --          (0.027)   --       1.00      2.76%  408,036      0.66%         0.66%      2.75%
  1992       1.00   0.036         --          (0.036)   --       1.00      3.66%  496,847      0.61%         0.61%      3.50%
  1991       1.00   0.060         --          (0.060)   --       1.00      6.17%* 396,534      0.51%         0.58%      6.00%
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997      $1.00   0.050         --          (0.050)   --      $1.00      5.15%  135,507      0.65%         1.05%      5.04%
  1996       1.00   0.049         --          (0.049)   --       1.00      4.97%   65,411      0.67%         1.07%      4.85%
  1995       1.00   0.053         --          (0.053)   --       1.00      5.44%   40,240      0.67%         1.07%      5.31%
  1994       1.00   0.033         --          (0.033)   --       1.00      3.36%   11,832      0.68%         0.97%      3.35%
  1993 (1)   1.00   0.014         --          (0.014)   --       1.00      1.49%*      73      1.16%*       13.00%*     2.25%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997      $1.00   0.042         --          (0.042)   --      $1.00      4.22%       38      1.56%         1.71%      4.17%
  1996       1.00   0.040         --          (0.040)   --       1.00      4.08%       15      1.52%         1.67%      4.02%
  1995 (2)   1.00   0.028         --          (0.028)   --       1.00      2.82%*      21      1.52%*        1.67%*     4.45%*
-------------------------
U.S. TREASURY MONEY FUND
-------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997      $1.00   0.048         --          (0.048)   --      $1.00      4.91%  632,381      0.65%         0.80%      4.82%
  1996       1.00   0.047         --          (0.047)   --       1.00      4.80%  389,051      0.66%         0.81%      4.69%
  1995       1.00   0.052         --          (0.052)   --       1.00      5.29%  370,454      0.66%         0.81%      5.16%
  1994       1.00   0.033         --          (0.033)   --       1.00      3.30%  319,477      0.66%         0.66%      3.23%
  1993       1.00   0.025         --          (0.025)   --       1.00      2.51%  342,537      0.66%         0.66%      2.52%
  1992       1.00   0.034         --          (0.034)   --       1.00      3.55%  482,881      0.64%         0.65%      3.37%
  1991       1.00   0.058         --          (0.058)   --       1.00      6.00%  279,790      0.56%         0.62%      5.61%
  INVESTORS CLASS A (+)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1994      $1.00   0.008         --          (0.008)   --      $1.00      0.79%       --      0.92%*       29.16%*     2.31%*
  1993       1.00   0.003         --          (0.003)   --       1.00      0.34%       17      1.16%*       36.60%*     2.02%*
--------------------
TAX-FREE MONEY FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997      $1.00   0.030         --          (0.030)   --      $1.00      3.06%  226,837      0.66%         0.81%      3.02%
  1996       1.00   0.029       0.002         (0.029) (0.002)    1.00      3.14%  182,320      0.66%         0.81%      2.88%
  1995       1.00   0.032         --          (0.032)   --       1.00      3.26%  202,333      0.66%         0.81%      3.19%
  1994       1.00   0.021         --          (0.021)   --       1.00      2.07%  157,602      0.67%         0.67%      2.06%
  1993       1.00   0.019         --          (0.019)   --       1.00      1.88%  142,284      0.66%         0.66%      1.85%
  1992       1.00   0.031         --          (0.031)   --       1.00      3.03%  155,458      0.47%         0.62%      3.00%
  1991       1.00   0.046         --          (0.046)   --       1.00      4.72%  166,670      0.27%         0.70%      4.39%
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997      $1.00   0.030         --          (0.030)   --      $1.00      3.05%    7,634      0.68%         1.08%      3.42%
  1996       1.00   0.029       0.002         (0.029) (0.002)    1.00      3.13%    2,994      0.67%         1.07%      2.86%
  1995       1.00   0.031         --          (0.031)   --       1.00      3.25%    1,627      0.67%         1.07%      3.16%
  1994       1.00   0.020         --          (0.020)   --       1.00      1.98%      757      0.76%         1.44%      1.97%
  1993 (3)   1.00   0.009         --          (0.009)   --       1.00      0.88%*     228      1.16%*        3.00%*     1.35%*

           RATIO OF
        NET INVESTMENT
           INCOME TO
            AVERAGE
           NET ASSETS  PORTFOLIO
           EXCLUDING   TURNOVER
           FEE WAIVERS   RATE
--------------------------------

------------------
CASH RESERVE FUND
------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        4.89%      --
  1996        4.72%      --
  1995        5.16%      --
  1994        3.37%      --
  1993        2.75%      --
  1992        3.50%      --
  1991        5.93%      --
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        4.64%      --
  1996        4.45%      --
  1995        4.91%      --
  1994        3.06%      --
  1993(1)   (14.09%)*    --
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        4.02%      --
  1996        3.87%      --
  1995(2)     4.30%*     --
-------------------------
U.S. TREASURY MONEY FUND
-------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997       4.67%       --
  1996       4.54%       --
  1995       5.01%       --
  1994       3.23%       --
  1993       2.52%       --
  1992       3.36%       --
  1991       5.55%       --
  INVESTORS CLASS A (+)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1994     (25.93%)*     --
  1993     (33.42%)*     --
--------------------
TAX-FREE MONEY FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997       2.87%       --
  1996       2.73%       --
  1995       3.04%       --
  1994       2.06%       --
  1993       1.85%       --
  1992       2.85%       --
  1991       3.96%       --
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997       3.02%       --
  1996       2.46%       --
  1995       2.76%       --
  1994       1.29%       --
  1993(3)   (0.49%)*     --

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations for this class May 4, 1993.
(2) Commencement of operations for this class April 19, 1995.
(3) Commencement of operations for this class May 5, 1993.
(+) Ceased operations March 31, 1994.
*  Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable. The accompanying notes are an integral part of the financial statements.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                    INVESTMENT ACTIVITIES     DISTRIBUTIONS                                               RATIO
          NET    ------------------------- ------------------     NET               NET                OF EXPENSES    RATIO OF
         ASSET               NET REALIZED                        ASSET            ASSETS,     RATIO     TO AVERAGE  NET INVESTMENT
         VALUE,      NET    AND UNREALIZED    NET                VALUE,             END    OF EXPENSES  NET ASSETS      INCOME
       BEGINNING INVESTMENT   GAIN(LOSS)   INVESTMENT CAPITAL     END     TOTAL  OF PERIOD  TO AVERAGE   EXCLUDING    TO AVERAGE
       OF PERIOD   INCOME   ON INVESTMENTS   INCOME    GAINS   OF PERIOD  RETURN   (000)    NET ASSETS  FEE WAIVERS   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

----------------------
LIMITED TERM BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    $  9.93   0.570      (0.010)     (0.570)       --    $  9.92   5.84%     77,696      0.75%      0.90%         5.79%
  1996      10.03   0.534      (0.097)     (0.537)       --       9.93   4.52%     84,973      0.78%      0.93%         5.41%
  1995       9.49   0.532       0.534      (0.526)       --      10.03  11.50%     88,789      0.78%      0.93%         5.44%
  1994      10.16   0.480      (0.640)     (0.480)   (0.030)      9.49  (1.56%)    83,369      0.76%      0.76%         4.92%
  1993       9.81   0.500       0.350      (0.500)       --      10.16   8.84%     85,968      0.77%      0.77%         4.95%
  1992 (4)  10.00   0.070      (0.190)     (0.070)       --       9.81  (1.22%)    72,590      1.04%*     1.04%*        4.46%*
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    $  9.95   0.563      (0.012)     (0.569)       --    $  9.93   5.71%        926      0.77%      0.92%         5.77%
  1996      10.06   0.535      (0.109)     (0.536)       --       9.95   4.40%      1,122      0.79%      0.94%         5.39%
  1995       9.50   0.530       0.556      (0.526)       --      10.06  11.70%      1,458      0.79%      0.94%         5.46%
  1994      10.17   0.480      (0.650)     (0.470)   (0.030)      9.50  (1.72%)       593      0.77%      1.03%         4.92%
  1993 (5)  10.11   0.260       0.060      (0.260)       --      10.17   3.16%*       427      1.02%*     1.48%*        4.70%*
----------------------
INTERMEDIATE BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    $  9.94   0.594       0.021      (0.595)       --    $  9.96   6.46%    299,820      0.87%      1.02%         6.07%
  1996      10.12   0.550      (0.175)     (0.555)       --       9.94   3.92%    281,187      0.88%      1.03%         5.70%
  1995       9.16   0.569       0.954      (0.563)       --      10.12  17.07%     81,870      0.88%      1.03%         5.89%
  1994      10.20   0.530      (1.000)     (0.530)   (0.040)      9.16  (4.72%)    77,143      0.88%      0.88%         5.53%
  1993       9.70   0.520       0.500      (0.520)       --      10.20  10.69%     58,487      0.90%      0.90%         5.15%
  1992 (4)  10.00   0.080      (0.300)     (0.080)       --       9.70  (2.20%)*   13,759      1.15%*     1.15%*        4.63%*
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    $  9.94   0.592       0.022      (0.594)       --    $  9.96   6.45%      2,257      0.88%      1.03%         6.06%
  1996      10.12   0.543      (0.169)     (0.554)       --       9.94   3.91%      2,238      0.89%      1.04%         5.54%
  1995       9.16   0.572       0.951      (0.563)       --      10.12  17.08%      1,729      0.89%      1.04%         5.87%
  1994      10.19   0.520      (0.990)     (0.520)   (0.040)      9.16  (4.72%)     1,030      0.89%      1.05%         5.51%
  1993 (6)  10.20   0.290      (0.010)         --    (0.290)     10.19   2.72%*       618      1.15%*     1.58%*        4.90%*
---------------------
GOVERNMENT BOND FUND
---------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $10.37   0.605      (0.010)     (0.605)       --     $10.36   6.04%     34,013      0.66%      1.06%         5.99%
  1996      10.66   0.591      (0.290)     (0.591)       --      10.37   3.02%     20,171      0.69%      1.09%         5.75%
  1995(7)   10.00   0.412       0.753      (0.412)   (0.093)     10.66  11.85%*    10,211      0.71%*     1.11%*        6.00%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $10.39   0.516          --      (0.516)       --     $10.39   5.17%      1,213      1.57%      1.97%         5.07%
  1996      10.68   0.503      (0.291)     (0.502)       --      10.39   2.12%        698      1.55%      1.95%         4.89%
  1995(8)   10.03   0.338       0.738      (0.333)   (0.093)     10.68  10.86%*       325      1.55%*     1.95%*        5.05%*

          RATIO OF
       NET INVESTMENT
          INCOME TO
           AVERAGE
          NET ASSETS  PORTFOLIO
          EXCLUDING   TURNOVER
          FEE WAIVERS   RATE
-------------------------------

----------------------
LIMITED TERM BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     5.64%          64%
  1996     5.26%          51%
  1995     5.29%          36%
  1994     4.92%          47%
  1993     4.95%          61%
  1992(4)  4.46%*          2%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     5.62%          64%
  1996     5.24%          51%
  1995     5.31%          36%
  1994     4.66%          47%
  1993(5)  4.24%*         61%
----------------------
INTERMEDIATE BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     5.92%          66%
  1996     5.55%          35%
  1995     5.74%          37%
  1994     5.53%          39%
  1993     5.15%          28%
  1992(4)  4.63%*          0%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     5.91%          66%
  1996     5.39%          35%
  1995     5.72%          37%
  1994     5.35%          39%
  1993(6)  4.47%*         28%
---------------------
GOVERNMENT BOND FUND
---------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     5.59%         144%
  1996     5.35%          16%
  1995(7)  5.60%*         28%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     4.67%         144%
  1996     4.49%          16%
  1995(8)  4.65%*         28%

Amounts designated as "--" are either $0 or have been rounded to $0.
(4) Commencement of operations for this class September 28, 1992.
(5) Commencement of operations for this class May 19, 1993.
(6) Commencement of operations for this class May 11, 1993.
(7) Commencement of operations for this class April 5, 1995.
(8) Commencement of operations for this class April 19, 1995.
*  Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                    INVESTMENT ACTIVITIES     DISTRIBUTIONS                                               RATIO
          NET    ------------------------- ------------------     NET               NET                OF EXPENSES    RATIO OF
         ASSET               NET REALIZED                        ASSET            ASSETS,     RATIO     TO AVERAGE  NET INVESTMENT
         VALUE,      NET    AND UNREALIZED    NET                VALUE,             END    OF EXPENSES  NET ASSETS      INCOME
       BEGINNING INVESTMENT   GAIN(LOSS)   INVESTMENT CAPITAL     END     TOTAL  OF PERIOD  TO AVERAGE   EXCLUDING    TO AVERAGE
       OF PERIOD   INCOME   ON INVESTMENTS   INCOME    GAINS   OF PERIOD  RETURN   (000)    NET ASSETS  FEE WAIVERS   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $10.22   0.463      0.089       (0.462)      --     $10.31    5.55%   237,096       0.78%       0.93%        4.57%
  1996      10.24   0.419     (0.021)      (0.418)      --      10.22    4.01%   243,137       0.78%       0.93%        4.35%
  1995       9.21   0.428      1.030       (0.428)      --      10.24   16.09%    43,373       0.72%       0.94%        4.34%
  1994      10.33   0.440     (1.100)      (0.440)    (0.020)    9.21   (6.53%)   41,365       0.65%       0.77%        4.48%
  1993 (9)  10.00   0.390      0.330       (0.390)      --      10.33    7.25%*   39,392       0.71%*      0.85%*       4.25%*
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $10.21   0.468      0.093       (0.461)      --     $10.31    5.65%     7,826       0.79%       0.94%        4.56%
  1996      10.23   0.415     (0.018)      (0.417)      --      10.21    4.01%     8,185       0.79%       0.94%        4.12%
  1995       9.20   0.428      1.029       (0.427)      --      10.23   16.10%     8,649       0.73%       0.95%        4.33%
  1994      10.32   0.440     (1.100)      (0.440)    (0.020)    9.20   (6.56%)    7,481       0.66%       0.80%        4.47%
  1993 (3)  10.22   0.260      0.100       (0.260)      --      10.32   (3.53%)*   4,805       0.66%*      0.90%*       4.27%*

----------------------------
VIRGINIA MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $10.28   0.475      0.168       (0.475)    (0.008)  $10.44    6.46%    20,044       0.69%       1.09%        4.65%
  1996      10.40   0.465     (0.120)      (0.465)      --      10.28    3.48%    15,911       0.71%       1.11%        4.61%
  1995(7)   10.00   0.309      0.445       (0.310)    (0.044)   10.40    7.67%*    6,247       0.71%*      1.11%*       4.61%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $10.31   0.387      0.176       (0.385)    (0.008)  $10.48    5.58%     1,476       1.60%       2.00%        3.73%
  1996      10.43   0.378     (0.121)      (0.377)      --      10.31    2.58%       787       1.57%       1.97%        3.73%
  1995(10)  10.06   0.237      0.409       (0.232)    (0.044)   10.43    6.51%*      628       1.57%*      1.97%*       3.76%*

-----------------------------
MARYLAND MUNICIPAL BOND FUND
-----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $ 9.76   0.426      0.190       (0.426)      --     $ 9.95    6.50%    11,461       0.63%       1.28%        4.38%
  1996(12)  10.00   0.309     (0.240)      (0.309)      --       9.76    1.07%*    5,808       0.71%*      1.36%*       4.30%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $ 9.76   0.338      0.199       (0.337)      --     $ 9.96    5.64%       561       1.55%       2.20%        3.44%
  1996(13)   9.53   0.200      0.226       (0.196)      --       9.76    7.67%*      113       1.55%*      2.20%*       3.42%*

-----------
VALUE FUND
-----------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.39   0.137      3.237       (0.145)    (0.070)  $16.55    25.41%  590,824       1.02%       1.17%        0.92%
  1996      11.60   0.166      2.380       (0.165)    (0.591)   13.39    22.68%  553,648       1.02%       1.17%        1.38%
  1995      10.73   0.245      2.619       (0.262)    (1.732)   11.60    28.76%  220,386       1.02%       1.17%        2.16%
  1994      11.38   0.200     (0.240)      (0.190)    (0.420)   10.73    (0.49%) 166,713       1.01%       1.01%        1.82%
  1993      10.50   0.180      0.870       (0.170)      --      11.38    10.05%  167,337       1.03%       1.03%        1.64%
  1992 (4)  10.00   0.030      0.500       (0.030)      --      10.50    5.30%*   82,944       1.28%*      1.28%*       1.74%*



             RATIO OF
          NET INVESTMENT
            INCOME TO
             AVERAGE
           NET ASSETS   PORTFOLIO   AVERAGE
            EXCLUDING   TURNOVER   COMMISSION
           FEE WAIVERS    RATE      RATE (A)
----------------------------------------------

------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        4.42%          30%       n/a
  1996        4.20%          25%       n/a
  1995        4.12%          28%       n/a
  1994        4.36%          24%       n/a
  1993(9)     4.11%*         39%       n/a
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        4.41%          30%       n/a
  1996        3.97%          25%       n/a
  1995        4.11%          28%       n/a
  1994        4.33%          24%       n/a
  1993(3)     4.03%*         39%       n/a

----------------------------
VIRGINIA MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        4.25%          39%       n/a
  1996        4.21%          24%       n/a
  1995(7)     4.21%*         35%       n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        3.33%          39%       n/a
  1996        3.33%          24%       n/a
  1995(10)    3.36%*         35%       n/a

-----------------------------
MARYLAND MUNICIPAL BOND FUND
-----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        3.73%           5%       n/a
  1996(12)    3.65%*          9%       n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        2.79%           5%       n/a
  1996(13)    2.77%*          9%       n/a

-----------
VALUE FUND
-----------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997        0.77%         100%     $.0122
  1996        1.23%          82%      .0548
  1995        2.01%         175%       n/a
  1994        1.82%         116%       n/a
  1993        1.64%          77%       n/a
  1992(4)     1.74%*          5%       n/a

Amounts designated as "--" are either $0 or have been rounded to $0.
(A) Average commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(3)  Commencement of operations for this class May 5, 1993.
(4)  Commencement of operations for this class September 28, 1992.
(9)  Commencement of operations for this class January 11, 1993.
(10) Commencement of operations for this class April 17, 1995.
(12) Commencement of operations for this class March 1, 1996.
(13) Commencement of operations for this class April 25, 1996.
*    Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                    INVESTMENT ACTIVITIES     DISTRIBUTIONS                                               RATIO
          NET    ------------------------- ------------------     NET               NET                OF EXPENSES    RATIO OF
         ASSET               NET REALIZED                        ASSET            ASSETS,     RATIO     TO AVERAGE  NET INVESTMENT
         VALUE,      NET    AND UNREALIZED    NET                VALUE,             END    OF EXPENSES  NET ASSETS      INCOME
       BEGINNING INVESTMENT   GAIN(LOSS)   INVESTMENT CAPITAL     END     TOTAL  OF PERIOD  TO AVERAGE   EXCLUDING    TO AVERAGE
       OF PERIOD   INCOME   ON INVESTMENTS   INCOME    GAINS   OF PERIOD  RETURN   (000)    NET ASSETS  FEE WAIVERS   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------
VALUE FUND (CONTINUED)
-----------------------
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.47   0.136      3.248       (0.143)  (0.070)    $16.64   25.42%     28,112     1.03%       1.18%          0.89%
  1996      11.66   0.169      2.396       (0.164)  (0.591)     13.47   22.63%     17,997     1.03%       1.18%          1.35%
  1995      10.78   0.250      2.623       (0.261)  (1.732)     11.66   28.71%     12,633     1.03%       1.18%          2.14%
  1994      11.42   0.180     (0.220)      (0.180)  (0.420)     10.78   (0.45%)     8,115     1.02%       1.04%          1.81%
  1993 (11) 11.06   0.060      0.350       (0.050)    --        11.42    3.71%*     4,058     1.16%*      1.16%*         1.51%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.44   0.037      3.234       (0.051)  (0.070)    $16.59   24.63%     13,269     1.73%       2.09%          0.15%
  1996      11.64   0.091      2.384       (0.084)  (0.591)     13.44   21.81%      5,131     1.68%       2.03%          0.71%
  1995 (7)  11.11   0.120      1.618       (0.136)  (1.072)     11.64   15.78%*     2,086     1.68%*      2.03%*         1.13%*

--------------------------
CAPITAL APPRECIATION FUND
--------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.58   0.037      3.005       (0.041)  (0.621)    $15.96   23.71%     99,364     1.02%       1.17%          0.27%
  1996      10.87   0.043      2.709       (0.042)    --        13.58   25.38%     32,983     1.10%       1.25%          0.37%
  1995      10.17   0.043      2.035       (0.046)  (1.332)     10.87   20.74%     19,592     1.10%       1.25%          0.40%
  1994       9.79   0.010      0.380       (0.010)    --        10.17    4.13%     12,869     1.05%       1.05%          0.17%
  1993 (9)  10.00   0.010     (0.210)      (0.010)    --         9.79   (2.00%)*    7,741     1.11%*      1.11%*         0.20%*
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.44   0.038      2.983       (0.040)  (0.621)    $15.80   23.80%      7,900     1.03%       1.18%          0.27%
  1996      10.76   0.043      2.677       (0.040)    --        13.44   25.34%      4,870     1.11%       1.26%          0.36%
  1995      10.08   0.044      2.013       (0.045)  (1.332)     10.76   20.72%      3,261     1.11%       1.26%          0.39%
  1994       9.74   0.010      0.340       (0.010)    --        10.08    3.70%      1,509     1.06%       1.18%          0.16%
  1993 (10)  9.42  --          0.320         --       --         9.74    3.40%*       649     1.36%*      1.80%*        (0.05%)*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997 (12) $15.21 (0.016)     0.580       (0.004)    --       $15.77   27.07%        432     1.93%*      2.07%*        (0.87%)*

--------------------
SPECIAL EQUITY FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.73  (0.009)   3.114         (0.005)  (0.380)    $16.45   23.28%    112,403     1.01%       1.16%         (0.07%)
  1996      12.12   0.050    1.926         (0.053)  (0.313)     13.73   16.44%     77,931     1.04%       1.19%          0.39%
  1995      10.56   0.100    1.928         (0.108)  (0.360)     12.12   20.07%     54,221     1.04%       1.19%          0.90%
  1994      12.76   0.030   (0.460)        (0.020)  (1.750)     10.56   (4.74%)    43,640     1.03%       1.03%          0.32%
  1993      11.19   0.010    1.560         --         --        12.76   14.07%     32,706     1.03%       1.03%          0.06%
  1992 (4)  10.00   0.010    1.180         --         --        11.19   11.90%*    21,925     1.28%*      1.28%*         0.23%*
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.72  (0.011)   3.126         (0.005)  (0.380)    $16.45   23.38%      5,892     1.02%       1.17%         (0.08%)
  1996      12.12   0.052    1.911         (0.050)  (0.313)     13.72   16.34%      4,660     1.05%       1.20%          0.40%
  1995      10.56   0.100    1.927         (0.107)  (0.360)     12.12   20.06%      4,693     1.05%       1.20%          0.89%
  1994      12.76   0.030   (0.460)        (0.020)  (1.750)     10.56   (4.76%)     3,436     1.04%       1.10%          0.31%
  1993 (3)  11.69  --        1.070         --         --        12.76    9.19%*       938     1.28%*      1.61%*        (0.19%)*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     $13.62  (0.063)   3.002         --       (0.380)    $16.18   22.22%      2,133     1.93%       2.08%         (1.00%)
  1996      12.08  (0.043)   1.899         (0.003)  (0.313)     13.62   15.47%        955     1.90%       2.05%         (0.47%)
  1995 (7)  10.61   0.007    1.501         (0.038)    --        12.08   14.22%*       554     1.90%*      2.05%*        (0.04%)*



           RATIO OF
        NET INVESTMENT
           INCOME TO
            AVERAGE
           NET ASSETS  PORTFOLIO   AVERAGE
           EXCLUDING   TURNOVER   COMMISSION
           FEE WAIVERS   RATE      RATE (A)
--------------------------------------------

-----------------------
VALUE FUND (CONTINUED)
-----------------------
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     0.74%         100%     $.0122
  1996     1.20%          82%      .0548
  1995     1.99%         175%       n/a
  1994     1.79%         116%       n/a
  1993(11) 1.51%*         77%       n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    (0.20%)        100%     $.0122
  1996     0.36%          82%      .0548
  1995(7)  0.78%*        175%       n/a

--------------------------
CAPITAL APPRECIATION FUND
--------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     0.12%         123%     $.0086
  1996     0.22%          86%      .0764
  1995     0.25%         470%       n/a
  1994     0.17%         271%       n/a
  1993(9)  0.20%*        133%       n/a
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997     0.12%         123%     $.0086
  1996     0.21%          86%      .0764
  1995     0.24%         470%       n/a
  1994     0.04%         271%       n/a
  1993(10)(0.49%)*       133%       n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997(12)(1.01%)*       123%     $.0086

--------------------
SPECIAL EQUITY FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    (0.22%)        148%     $.0092
  1996     0.24%          98%      .0620
  1995     0.75%          81%       n/a
  1994     0.32%         117%       n/a
  1993     0.06%          95%       n/a
  1992(4)  0.23%*          3%       n/a
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    (0.23%)        148%     $.0092
  1996     0.25%          98%      .0620
  1995     0.74%          81%       n/a
  1994     0.25%         117%       n/a
  1993 (3)(0.52%)*        95%       n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1997    (1.15%)        148%     $.0092
  1996    (0.62%)         98%      .0620
  1995 (7)(0.19%)*        81%       n/a

Amounts designated as "--" are either $0 or have been rounded to $0.
(A) Average commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(3)  Commencement of operations for this class May 5, 1993.
(4)  Commencement of operations for this class September 28, 1992.
(7)  Commencement of operations for this class April 5, 1995.
(9)  Commencement of operations for this class January 11, 1993.
(10) Commencement of operations for this class May 7, 1993.
(11) Commencement of operations for this class May 7, 1993.
(12) Commencement of operations for this class September 2, 1997.
*    Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                    INVESTMENT ACTIVITIES     DISTRIBUTIONS                                               RATIO OF
          NET    ------------------------- ------------------     NET               NET                OF EXPENSES    RATIO OF
         ASSET               NET REALIZED                        ASSET            ASSETS,     RATIO     TO AVERAGE  NET INVESTMENT
         VALUE,      NET    AND UNREALIZED    NET                VALUE,             END    OF EXPENSES  NET ASSETS      INCOME
       BEGINNING INVESTMENT   GAIN(LOSS)   INVESTMENT CAPITAL     END     TOTAL  OF PERIOD  TO AVERAGE   EXCLUDING    TO AVERAGE
       OF PERIOD   INCOME   ON INVESTMENTS   INCOME    GAINS   OF PERIOD  RETURN   (000)    NET ASSETS  FEE WAIVERS   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------
LIFE VISION MAXIMUM GROWTH PORTFOLIO
------------------------------------
  TRUST CLASS
  FOR THE PERIOD ENDED NOVEMBER 30,:
  1997(1)  $ 10.00   0.032       0.650     (0.032)      --      $10.65     6.82%  13,712      0.25%*     0.73%*         0.72%*

---------------------------------------
LIFE VISION GROWTH AND INCOME PORTFOLIO
---------------------------------------
  TRUST CLASS
  FOR THE PERIOD ENDED NOVEMBER 30,:
  1997(1)  $ 10.00   0.091       0.506     (0.087)      --      $10.51     5.97%  22,521      0.25%*     0.59%*         2.11%*

------------------------------
LIFE VISION BALANCED PORTFOLIO
------------------------------
  TRUST CLASS
  FOR THE PERIOD ENDED NOVEMBER 30,:
  1997(1)  $ 10.00   0.116       0.454     (0.110)      --      $10.46     5.70%  89,442      0.25%*     0.42%*         2.66%*


           RATIO OF
        NET INVESTMENT
           INCOME TO
            AVERAGE
           NET ASSETS  PORTFOLIO
           EXCLUDING   TURNOVER
           FEE WAIVERS   RATE
--------------------------------

------------------------------------
LIFE VISION MAXIMUM GROWTH PORTFOLIO
------------------------------------
  TRUST CLASS
  FOR THE PERIOD ENDED NOVEMBER 30,:
  1997(1)      0.24%*      34%

---------------------------------------
LIFE VISION GROWTH AND INCOME PORTFOLIO
---------------------------------------
  TRUST CLASS
  FOR THE PERIOD ENDED NOVEMBER 30,:
  1997(1)      1.77%*      25%

------------------------------
LIFE VISION BALANCED PORTFOLIO
------------------------------
  TRUST CLASS
  FOR THE PERIOD ENDED NOVEMBER 30,:
  1997(1)      2.49%*      43%

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations June 30, 1997.
*   Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                   CRESTFUNDS, INC.
November 30, 1997

1. ORGANIZATION
CrestFunds, Inc. (the Company) is registered under the Investment Company Act of 1940 ( the "1940 Act"), as amended, as an open-end, management investment company organized as a Maryland corporation. The Company currently has fifteen investment portfolios (individually a "Fund" and collectively the "Funds"). The Funds offer one or more of three classes of shares, the Trust Class Shares, the Investors Class A Shares and the Investors Class B Shares. The Funds include:

EQUITY FUNDS
Value Fund
Capital Appreciation Fund
Special Equity Fund

BOND FUNDS
Limited Term Bond Fund
Intermediate Bond Fund
Government Bond Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund
Maryland Municipal Bond Fund

MONEY MARKET FUNDS
Cash Reserve Fund
U.S. Treasury Money Fund
Tax Free Money Fund

LIFE VISION PORTFOLIOS
Life Vision Maximum Growth Portfolio
Life Vision Growth and Income Portfolio
Life Vision Balanced Portfolio

The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the
Funds:

     SECURITY VALUATION--Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discount and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investments in equity securities held by the Non-Money Market Funds which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price if readily available for each equity securities on each business day; other equity securities traded in the over-the-counter markets and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Funds' Directors.

     FEDERAL INCOME TAXES--It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Distribution from net investment income for the Money Market Funds and Bond Funds are declared daily and paid monthly. Each of the Equity Funds declare and pay dividends from net investment income monthly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises. Accordingly, the following permanent differences, primarily attributable to certain net operating losses, which for tax purposes have been used to offset net short-term capital gains, have been reclassified to the following accounts:


                      ACCUMULATED      UNDISTRIBUTED
                     NET REALIZED     NET INVESTMENT
                      GAIN/(LOSS)         INCOME
                     ------------     --------------
     Capital Appreciation $ (2)          $  2
     Special Equity        (96)            96


     CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.
November 30, 1997

     for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

     REPURCHASE AGREEMENTS--Each Fund, with the exception of Tax Free Money Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, and Maryland Municipal Bond Fund may invest in repurchase agreements. The Funds, through their sub-custodian, receive delivery of the underlying securities, whose market value including interest is required to be at least 102% of the resale price. The Funds' investment advisor, Crestar Asset Management Company, (formerly Capitoline Investment Services, Incorporated), is responsible for determining that the value of these underlying securities remains at least 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The Financial Statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements.


3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     MANAGEMENT FEES--The Company's investment advisor is Crestar Asset Management Company (the Advisor), a wholly owned subsidiary of Crestar Bank. Pursuant to an Investment Advisory Agreement, the Advisor is paid for advisory services to each Fund at the annual rate based on the following fee schedule; Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund; .40% of each Fund's average daily net assets for the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; .30% of each Fund's average daily net assets on all remaining net assets; Capital Appreciation Fund, Value Fund and Special Equity Fund; .75% of each Fund's average daily net assets; Limited Term Bond Fund and Virginia Intermediate Municipal Bond Fund; .50% of each Fund's average daily net assets; Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund; .60% of each Fund's average daily net assets; Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio; .25% of each Portfolio's average daily net assets. The Advisor has voluntarily agreed to waive a portion of its fee for Virginia Municipal Bond Fund and Government Bond Fund in order to limit Advisory Fee to .50% for each Fund.

     ADMINISTRATION AND DISTRIBUTION FEES--SEI Fund Resources (the Administrator), a Delaware business trust, serves as administrator to the Company. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (SEI), is the owner of all beneficial interest in the Administrator. The Administrator provides the Company with administrative services, including fund accounting, and regulatory reporting and is entitled to receive a fee at an annual rate of .15% of the average daily net assets of the Equity, Bond, and Money Market Funds. The Administrator has voluntarily agreed to waive a portion of its fee for Government Bond Fund, Virginia Municipal Bond Fund and Maryland Municipal Bond Fund in order to limit operating expenses. The Administrator is entitled to receive a fee of $40,000 annually for each Life Vision Portfolio. The Administrator has voluntarily agreed to have its fee waived for each Life Vision Portfolio for a twelve month period following the commencement of operations.

     SEI Investments Distribution Co. (the Distributor), a wholly-owned subsidiary of SEI, serves as distributor of each Fund's shares pursuant to a distribution agreement with the Company. The Trust Class and Investors Class A shares of the Funds have a separate distribution plan (the 12b-1
     Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the Funds pay the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the Funds. The Distributor has agreed to waive any fees payable pursuant to the 12b-1 Plan.

     In addition, the Investors Class A shares of the Money Market Funds have a distribution plan (the Investors Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the Investors Class A Plan, the Investors Class A shares of the Money Market Funds pay the Distributor as compensation for its services .25% of such Class average daily net assets. The Distributor has agreed to waive any fees payable pursuant to the Investors Class A Plan.

     The Investors Class B shares of the Funds have a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.
November 30, 1997

     Shares Plan, the Investors Class B shares of the Funds pay the Distributor as compensation for its services .75% of the aggregate average daily net assets of such class of the Funds. In addition, pursuant to the B Share Plan, the Distributor is compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing Shareholder support services to investors in B shares. The Distributor has agreed to waive a portion of its fees pursuant to the B Shares Plan in order to limit Distribution Fees to .95% for each Fund, except for the Value Fund for which the limit is .75%.

     TRANSFER AGENT AND CUSTODIAN FEES--Crestar Bank serves as the Company's transfer agent and dividend disbursing agent and is compensated for those services monthly by each Fund at an annual rate of .05% of the Fund's average daily net assets for the Trust Class and .06% of the Fund's average daily net assets for the Investors Class A and Investors Class B. In addition, Crestar Bank serves as the Company's custodian and is compensated at an annual rate of up to .04% of the Equity, Bond, and Money Market Fund's average daily net assets and up to .03% of each LifeVision Portfolio's average net assets.

     CONTINGENT DEFERRED SALES CHARGE (CDSC)--
     A CDSC is imposed on certain redemptions of Investors Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Investors Class B shares until the redemption of such shares.

                                         CONTINGENT
                    FROM DATE OF       DEFERRED SALES
                      PURCHASE             CHARGE
                    ------------       --------------
     Year 1 .........................       5.00%
     Year 2 .........................       4.00%
     Year 3 .........................       3.00%
     Year 4 .........................       3.00%
     Year 5 .........................       2.00%
     Year 6 .........................       1.00%
     Year 7 .........................       0.00%
     Year 8 ........................Conversion to A shares

4. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, including U.S. Government securities, other than temporary cash investments, during the year ended November 30, 1997, for each Fund is as follows:

                                     PURCHASE     SALES
                                       (000)      (000)
                                     --------  ---------
Limited Term Bond ................. $ 43,433   $ 50,943
Intermediate Bond .................  201,487    180,307
Government Bond ...................   61,940     47,933
Virginia Intermediate Municipal Bond  71,350     80,832
Virginia Municipal Bond ...........    9,704      6,750
Maryland Municipal Bond ...........    5,523        398
Value .............................  537,157    599,802
Capital Appreciation ..............  140,507     91,388
Special Equity ....................  160,810    139,154
Maximum Growth ....................   16,499      3,527
Growth and Income .................   25,952      4,451
Balanced ..........................  115,936     30,616

At November 30, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at November 30, 1997, for each Fund is as follows:


                                                            NET
                   APPRECIATION  DEPRECIATION  APPRECIATION/DEPRECIATION
                      (000)         (000)                  (000)
                   ------------  ------------  -------------------------
Limited Term Bond ..  $  755       $ (154)                $    601
Intermediate Bond ..   6,833         (242)                   6,591
Government Bond ....     702           (7)                     695
Virginia Intermediate
   Municipal Bond ..   8,253          (55)                   8,198
Virginia Municipal
   Bond ............     563           --                      563
Maryland Municipal
   Bond ............     287           (1)                     286
Value .............. 116,466      (12,383)                 104,083
Capital
   Appreciation ....  20,480       (2,067)                  18,413
Special Equity .....  22,376       (4,813)                  17,563
Maximum Growth .....     775          (35)                     740
Growth and Income ..   1,040          (37)                   1,003
Balanced ...........   3,729           --                    3,729

Subsequent to October 31, 1997, Capital Appreciation recognized net capital losses of $392,369 for tax purposes that have been deferred to 1998. The Funds also had capital losses carryforward at November 30, 1997, to the extent provided in the regulations for Federal income tax as follows:

                        CAPITAL LOSS
                         CARRYOVER
                          11/30/97    EXPIRES 2000   EXPIRES 2001
                        ------------- ------------   ------------
Cash Reserve ........... $   46,160      $ --           $ --
Limited Term Bond ......  1,877,822        --             --
Intermediate Bond ......  2,140,613        --             --
Government Bond ........      4,098        --             --
Maryland Municipal Bond      30,436        --             --

NOTES TO FINANCIAL STATEMENTS (concluded)                       CRESTFUNDS, INC.
November 30, 1997

                     EXPIRES  EXPIRES   EXPIRES   EXPIRES
                      2002      2003     2004      2005
                     -------  -------   -------   -------
Cash Reserve .....$   31,799 $ 14,361  $     --   $     --
Limited Term Bond    784,783  254,023   555,287   283,729
Intermediate Bond  1,279,577  667,656        --   193,380
Government Bond ..        --       --     4,098        --
Maryland Municipal
   Bond ..........        --       --    25,459     4,977

5. CONCENTRATION OF CREDIT RISK
The Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, and the Maryland Municipal Bond Fund invest in debt securities in their respective states. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic or political conditions in that state.

6. AFFILIATED TRANSACTIONS:
On September 20, 1996, the assets of Crestar Bank's Common Trust Funds: the SouthEast Equity, Value, Tax Exempt and Bond Funds, consisting entirely of securities and certain related receivables, were converted on a tax-free basis into the Special Equity, Value, Virginia Intermediate Bond and Intermediate Bond Funds, respectively. The number of shares issued for each fund and the net assets of each fund (including net unrealized gain/loss) immediately before the conversion were as follows:
                                       UNREALIZED
COMMON TRUST FUND       ASSETS         GAIN/(LOSS)
-----------------       ------         -----------
SouthEast Equities $ 11,962,678       $ 1,839,279
Value               198,034,029        19,525,691
Tax Exempt          188,792,454         3,213,456
Bond                156,399,438        (1,355,800)

MUTUAL FUNDS          NET ASSETS     SHARES ISSUED
------------          ----------     -------------
Special Equity     $ 59,964,348        904,208.452
Value               333,187,057     16,022,170.650
Virginia Intermediate
   Municipal Bond    67,497,327     18,879,245.360
Intermediate Bond   118,798,561     16,257,737.881

The Net Asset value of shares issued in exchange for the assets and number of shares in the tax-free conversions are included in capital share transactions and shares issued and redeemed, respectively, of the Trust Class in the Statement of Changes in Net Assets for each respective fund.


--------------------------------------------------------------------------------
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE COMPANY. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE COMPANY, UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE COMPANY NOR SEI INVESTMENTS DISTRIBUTIONS CO. IS A BANK AND COMPANY SHARES ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK OR INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE. SEI INVESTMENTS DISTRIBUTIONS CO. AND CRESTAR BANK ARE NOT AFFILIATED.
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS OF
THE CRESTFUNDS, INC.
(Unaudited)



For Shareholders that do not have a November 30, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a November 30, 1996 taxable year end, please consult your tax advisor as to the pertinence of the notice.

For the fiscal year ended November 30, 1997, each fund has designated the following items with regard to distributions paid during the year:

                                                                         (A)             (B)            (C)
                                                                      LONG TERM       ORDINARY         (A+B)
                                                                    CAPITAL GAINS      INCOME          TOTAL
                                                                    DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTION
              FUND                                                   (TAX BASIS)     (TAX BASIS)    (TAX BASIS)
              ----                                                   -----------     -----------    ----------
Cash Reserve...............................................               0%              100%           100%
U.S. Treasury..............................................               0%              100%           100%
Tax Free Money Market......................................               0%              100%           100%
Limited Term Bond..........................................               0%              100%           100%
Intermediate Bond..........................................               0%              100%           100%
Government Bond............................................               0%              100%           100%
Virginia Intermediate Municipal Bond.......................               0%              100%           100%
Virginia Municipal Bond....................................               0%              100%           100%
Maryland Municipal Bond....................................               0%              100%           100%
Value......................................................              21%               79%           100%
Capital Appreciation.......................................              43%               57%           100%
Special Equity.............................................              99%                1%           100%
Life Vision Maximum Growth.................................               0%              100%           100%
Life Vision Growth and Income..............................               0%              100%           100%
Life Vision Balanced.......................................               0%              100%           100%


                                                                         (D)             (E)            (F)
                                                                     QUALIFYING      TAX EXEMPT       FOREIGN
              FUND                                                  DIVIDENDS (1)     INTEREST      TAX CREDIT
              ----                                                   -----------     -----------    ----------
Cash Reserve...............................................                0%               0%           0%
U.S. Treasury..............................................                0%               0%           0%
Tax Free Money Market......................................                0%             100%           0%
Limited Term Bond..........................................                0%               0%           0%
Intermediate Bond..........................................                0%               0%           0%
Government Bond............................................                0%               0%           0%
Virginia Intermediate Municipal Bond.......................                0%              99%           0%
Virginia Municipal Bond....................................                0%             100%           0%
Maryland Municipal Bond....................................                0%             100%           0%
Value......................................................              100%               0%           0%
Capital Appreciation.......................................              100%               0%           0%
Special Equity.............................................               46%               0%           0%
Life Vision Maximum Growth.................................               44%               0%           0%
Life Vision Growth and Income..............................               34%               0%           0%
Life Vision Balanced.......................................               31%               0%           0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of each fund's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.

    The accompanying notes are an integral part of the financial statements.

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
                                      CREST
                                      -----
                                      FUNDS
                            A FAMILY OF MUTUAL FUNDS
                                   MANAGED BY
                        CRESTAR ASSET MANAGEMENT COMPANY

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